UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03416

THE CALVERT FUND
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(202) 238-2200
(Registrant’s Telephone Number)

September 30
Date of Fiscal Year End

September 30, 2017
Date of Reporting Period

Item 1. Reports to Stockholders

Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Duration Income Fund (formerly, Calvert Ultra-Short Income Fund)
Calvert High Yield Bond Fund

Calvert Income Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Federal Tax Information
36	Management and Organization
38	Important Notices

3 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

For the one year period ended September 30, 2017, U.S. investment-grade, fixed income securities advanced slightly overall, with the Bloomberg Barclays U.S. Aggregate Bond Index[2] inching up 0.07%. U.S. investment-grade, fixed income securities managed to generate a modest positive return, as coupon income more than offset the negative price effects of rising interest rates. However, this relatively temperate return belied the market’s underlying volatility for bond investors.
Leading into the period, remarks by the Federal Reserve Board (the Fed), the European Central Bank and the Bank of Japan seemed to indicate that interest rates might begin to rise sooner than markets had anticipated. As a result, U.S. Treasury and corporate rates crept upward in the final months of 2016.
In November 2016, the orderly rise in U.S. Treasury yields turned more volatile after Donald Trump’s upset win in the U.S. presidential election. Many believed his plans to lower taxes, increase infrastructure spending and roll back regulations could lead to higher economic growth and inflation expectations, which in turn drove the 10-year U.S. Treasury yield 85 basis points higher during the fourth quarter of 2016. This move was the largest quarterly percentage change in the 10-year U.S. Treasury yield in more than five decades. As a result, bond prices tumbled, and the yield curve steepened.
Over the next several months, longer-term interest rates started to reverse course, despite a December 2016 Fed rate hike and two subsequent hikes in 2017. Mixed U.S. economic data, along with worries that President Trump’s pro-business agenda would be delayed and possibly derailed, put downward pressure on long-term rates. As a result, during the first half of 2017, U.S. Treasury and corporate bond prices recovered some of their previous losses. Toward the end of the period, increasing geopolitical tension between the U.S. and North Korea and devastating hurricanes in the U.S. drove investors toward the perceived safety of U.S. Treasurys, putting further downward pressure on interest rates. However, market reaction to these events was modest and fleeting.
Late in the period, the Fed appeared poised to continue to gradually raise rates, with one more hike anticipated in 2017 and three in 2018, despite inflation remaining below the central bank’s 2% target level. In addition, in September 2017, the Fed disclosed details of its plan to begin paring back its balance sheet, starting in October 2017 at the modest pace of $10 billion per month.
Despite the sharp rise in U.S. Treasury yields in the fourth quarter of 2016, the 10-year Treasury ended the 1-year period at 2.33%, modestly up from 1.60% at the beginning. Corporate bonds during the period benefited from tighter credit spreads — the yield difference between corporate bonds and U.S. Treasurys of similar maturities. Spread tightening helped corporate bonds outperform U.S. Treasurys over the period, with longer maturity bonds producing the most excess returns.

On average, lower quality BBB-rated[5] issues notably outperformed higher quality A- and AA-rated bonds during the period. Investment grade corporate spreads also tightened as their yields declined from 1.43% to 1.07% during the 12-month period. Spreads of high-yield issues also tightened as their yields fell from 6.24% at the beginning of the period to 5.53% at the end.
Fund Performance
For the fiscal year ended September 30, 2017, Calvert Income Fund (the Fund) Class A shares at net asset value (NAV) returned 2.35%, outperforming the benchmark, the Bloomberg Barclays U.S. Credit Index (the Index), which gained 1.96%.
The Fund’s allocations to out-of-Index, high-yield corporate bonds and securitized assets were contributors to outperformance versus the Index throughout most of the period, as credit-related sectors had particularly strong returns. These positions, along with an underweight to government-related sectors, more than offset the Fund’s allocation to U.S. Treasurys, which was a detractor from Fund performance versus the Index. An underweight to and security selection within the energy sector detracted from Fund performance versus the Index.
Among securitized assets, allocations to mortgage-backed securities, asset-backed securities and non-agency, commercial mortgage-backed securities were overall positive contributors to Fund performance versus the Index. Security selection in investment-grade corporate bonds was positive versus the Index. Security selection in banking and technology in particular was one of the most significant sources of strength relative to the Index for most of the period. A change in the Fund’s valuation policies and procedures that went into effect on June 21, 2017 contributed approximately 0.15% to Fund performance.
As we look ahead, we believe that there is considerable uncertainty about fiscal policy, the composition of the Federal Open Market Committee, and geopolitical issues. In our opinion, there is more room for negative surprises than positive ones. Combined with what we believe are full valuations and peak global liquidity in the fixed-income markets, we think that risk markets[7] could be vulnerable to an interruption in their exceptional run.
Against this backdrop, at the end of the period, we sought to position the Fund more defensively. We believe that the yield curve appears to be underpricing Federal Reserve interest-rate hikes, and the differences in yields between lower- and higher-quality credit securities are very narrow. We therefore shortened the Fund’s duration,[8] although not dramatically so given our view that growth and inflation will remain low over the long run. We also moved up the quality spectrum to include more short-term, higher-quality bonds in the Fund, favoring highly liquid issues. We believe that this more defensive posture will benefit Fund returns if, as we expect, global monetary tightening challenges expensive valuations.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/12/1982	10/12/1982	2.35%	2.97%	3.54%
Class A with 3.75% Maximum Sales Charge	—	—	-1.49	2.19	3.15
Class C at NAV	7/31/2000	10/12/1982	1.54	2.22	2.80
Class C with 1% Maximum Sales Charge	—	—	0.55	2.22	2.80
Class I at NAV	2/26/1999	10/12/1982	2.76	3.52	4.17
Class R at NAV	10/31/2006	10/12/1982	1.84	2.66	3.27
Class Y at NAV	2/29/2008	10/12/1982	2.65	3.30	3.89

Bloomberg Barclays U.S. Credit Index	—	—	1.96%	3.23%	5.53%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class Y
Gross	1.02%	1.79%	0.66%	1.49%	0.73%
Net	0.99	1.74	0.64	1.47	0.73

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2007	$13,189	N.A.
Class I	$250,000	9/30/2007	$376,288	N.A.
Class R	$10,000	9/30/2007	$13,799	N.A.
Class Y	$10,000	9/30/2007	$14,655	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[6]

Corporate Bonds	71.3%
Asset-Backed Securities	16.4%
U.S. Treasury Obligations	4.1%
Commercial Mortgage-Backed Securities	2.9%
Collateralized Mortgage-Backed Obligations	2.8%
Time Deposit	1.8%
Sovereign Government Bonds	0.6%
Floating Rate Lonas	0.1%
U.S. Government Agencies and Instrumentalities	0.0%	*
Total	100.0%

* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity of one year or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class Y is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 6, 2017, Class I shares have an initial investment minimum of $250,000.
[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[6] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[7] Risk asset is a term broadly used to describe any asset that is not a high-quality government bond. A risk market refers to markets in these assets.

[8]  Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,038.20	$5.11**	1.00%
Class C	$1,000.00	$1,033.90	$9.18**	1.80%
Class I	$1,000.00	$1,040.20	$3.17**	0.62%
Class R	$1,000.00	$1,035.80	$7.50**	1.47%
Class Y	$1,000.00	$1,039.60	$3.53**	0.69%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.06	$5.06**	1.00%
Class C	$1,000.00	$1,016.04	$9.10**	1.80%
Class I	$1,000.00	$1,021.96	$3.14**	0.62%
Class R	$1,000.00	$1,017.70	$7.44**	1.47%
Class Y	$1,000.00	$1,021.61	$3.50**	0.69%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 71.5%
Basic Materials - 1.1%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	2,300,000	2,442,552
Sherwin-Williams Co. (The):
3.45%, 6/1/27	1,550,000	1,559,669
4.50%, 6/1/47	1,358,000	1,426,272
		5,428,493

Communications - 8.4%
AT&T, Inc.:
3.80%, 3/1/24	1,265,000	1,302,588
3.90%, 8/14/27	1,221,000	1,224,865
4.125%, 2/17/26	7,840,000	8,068,734
4.75%, 5/15/46	4,160,000	4,020,675
5.15%, 3/15/42	1,395,000	1,414,066
5.15%, 2/14/50	2,600,000	2,630,171
CBS Corp.:
2.90%, 1/15/27	1,575,000	1,491,576
4.60%, 1/15/45	1,825,000	1,862,913
Comcast Corp.:
3.20%, 7/15/36	2,180,000	2,049,400
4.25%, 1/15/33	1,400,000	1,507,382
Frontier Communications Corp., 10.50%, 9/15/22	1,490,000	1,303,750
NBCUniversal Media LLC, 4.45%, 1/15/43	2,800,000	3,011,571
Time Warner, Inc., 4.90%, 6/15/42	1,500,000	1,530,117
Verizon Communications, Inc.:
2.45%, 11/1/22	2,860,000	2,840,648
3.50%, 11/1/24	2,710,000	2,762,591
4.125%, 8/15/46	1,665,000	1,518,823
4.862%, 8/21/46	4,475,000	4,571,755
		43,111,625

Consumer, Cyclical - 9.9%
American Airlines Pass-Through Trust:
5.25%, 7/15/25	1,635,493	1,746,232
5.60%, 1/15/22 (a)	1,545,059	1,622,312
7.00%, 7/31/19 (a)	2,165,800	2,200,994
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	1,000,000	1,067,500
Coach, Inc.:
3.00%, 7/15/22	981,000	980,639
4.125%, 7/15/27	2,804,000	2,823,147

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
CVS Health Corp.:
3.875%, 7/20/25	1,594,000	1,664,697
5.125%, 7/20/45	1,900,000	2,192,349
CVS Pass-Through Trust, 6.036%, 12/10/28	2,669,077	3,019,990
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	735,000	701,925
Ford Motor Co., 4.75%, 1/15/43	750,000	737,594
Ford Motor Credit Co. LLC, 2.979%, 8/3/22	14,500,000	14,505,016
Home Depot, Inc. (The), 4.20%, 4/1/43	1,000,000	1,070,344
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	1,295,538	1,324,688
New Albertsons, Inc., 7.75%, 6/15/26	1,300,000	1,072,500
Newell Brands, Inc., 3.85%, 4/1/23	1,975,000	2,078,451
Nordstrom, Inc.:
4.00%, 3/15/27 (b)	1,113,000	1,106,148
5.00%, 1/15/44	1,600,000	1,577,066
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (a)	1,025,089	1,042,143
Southwest Airlines Co., 3.00%, 11/15/26	1,475,000	1,442,913
Virgin Australia Pass-Through Trust, 6.00%, 4/23/22 (a)	1,256,702	1,291,261
Walgreens Boots Alliance, Inc.:
3.45%, 6/1/26	1,935,000	1,931,342
4.65%, 6/1/46	2,450,000	2,567,344
Whirlpool Corp., 4.50%, 6/1/46	600,000	628,469
Wyndham Worldwide Corp., 4.50%, 4/1/27	645,000	648,230
		51,043,294

Consumer, Non-cyclical - 7.3%
AbbVie, Inc., 4.30%, 5/14/36	1,445,000	1,521,151
Amgen, Inc.:
4.40%, 5/1/45	1,000,000	1,048,266
4.663%, 6/15/51	1,736,000	1,911,218
Becton Dickinson and Co.:
3.363%, 6/6/24	2,650,000	2,677,555
3.70%, 6/6/27	2,650,000	2,676,067
4.669%, 6/6/47	2,650,000	2,789,746
ERAC USA Finance LLC, 4.20%, 11/1/46 (a)	1,735,000	1,664,173
Express Scripts Holding Co., 4.80%, 7/15/46	600,000	635,697
Grupo Bimbo SAB de CV:
4.50%, 1/25/22 (a)	2,000,000	2,127,638
4.875%, 6/27/44 (a)	1,250,000	1,266,230
Hertz Corp. (The), 6.75%, 4/15/19	2,000,000	1,996,250
Kaiser Foundation Hospitals, 3.15%, 5/1/27	941,000	947,898
Kraft Heinz Foods Co.:
3.00%, 6/1/26	1,250,000	1,200,880
4.375%, 6/1/46	1,250,000	1,229,928
5.20%, 7/15/45	1,500,000	1,648,416
Life Technologies Corp., 6.00%, 3/1/20	4,000,000	4,347,664
MEDNAX, Inc., 5.25%, 12/1/23 (a)	1,625,000	1,706,250

8 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Pfizer, Inc., 4.00%, 12/15/36	1,725,000	1,852,982
Shire Acquisitions Investments Ireland DAC:
2.875%, 9/23/23	945,000	941,270
3.20%, 9/23/26	2,115,000	2,088,171
Zoetis, Inc., 4.70%, 2/1/43	1,430,000	1,587,681
		37,865,131

Financial - 32.8%
Air Lease Corp., 3.00%, 9/15/23	1,200,000	1,198,273
Ally Financial, Inc.:
3.25%, 2/13/18	1,360,000	1,370,778
3.25%, 11/5/18	2,600,000	2,626,000
3.60%, 5/21/18	2,040,000	2,058,258
6.25%, 12/1/17	2,275,000	2,290,925
American Financial Group, Inc., 3.50%, 8/15/26	1,760,000	1,764,164
American International Group, Inc., 3.90%, 4/1/26	2,900,000	3,015,539
American Tower Corp.:
3.375%, 10/15/26	3,870,000	3,831,186
3.45%, 9/15/21	1,000,000	1,035,543
Banco Mercantil Del Norte S.A., 7.625% to 1/10/28 (a)(c)(d)	495,000	541,283
Bank of America Corp.:
3.124% to 1/20/22, 1/20/23 (d)	1,125,000	1,143,347
3.593% to 7/21/27, 7/21/28 (d)	5,745,000	5,797,774
3.705% to 4/24/27, 4/24/28 (d)	700,000	715,371
3.824% to 1/20/27, 1/20/28 (d)	10,820,000	11,119,939
3.875%, 8/1/25	2,930,000	3,071,219
4.183%, 11/25/27	1,500,000	1,557,031
6.10% to 3/17/25 (c)(d)	1,150,000	1,269,313
Bank of New York Mellon Corp. (The), 3.30%, 8/23/29	2,450,000	2,437,368
Capital One Financial Corp.:
2.50%, 5/12/20	2,005,000	2,015,226
3.75%, 7/28/26	4,870,000	4,829,954
4.20%, 10/29/25	1,675,000	1,723,522
Capital One NA, 2.65%, 8/8/22	1,965,000	1,954,381
Citigroup, Inc.:
2.65%, 10/26/20	1,465,000	1,480,845
2.75%, 4/25/22	2,800,000	2,809,586
3.668% to 7/24/27, 7/24/28 (d)	5,400,000	5,446,787
3.887% to 1/10/27, 1/10/28 (d)	9,925,000	10,196,534
4.60%, 3/9/26	3,750,000	3,997,896
6.25% to 8/15/26 (c)(d)	1,350,000	1,520,438
Citizens Financial Group, Inc.:
4.15%, 9/28/22 (a)	496,000	517,059
4.30%, 12/3/25	1,500,000	1,572,295
5.158% to 6/29/18, 6/29/23 (d)	1,430,000	1,458,758
Commonwealth Bank of Australia, 2.50%, 9/18/22 (a)	1,670,000	1,668,383

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Credit Acceptance Corp.:
6.125%, 2/15/21	2,100,000	2,142,000
7.375%, 3/15/23	1,040,000	1,105,000
Crown Castle International Corp.:
3.20%, 9/1/24	461,000	459,326
3.65%, 9/1/27	1,713,000	1,714,837
4.45%, 2/15/26	1,375,000	1,457,965
4.75%, 5/15/47	1,615,000	1,655,572
Digital Realty Trust LP, 4.75%, 10/1/25	2,000,000	2,170,123
Discover Bank, 7.00%, 4/15/20	2,500,000	2,758,421
Goldman Sachs Group, Inc. (The):
2.905% to 7/24/22, 7/24/23 (d)	2,113,000	2,116,241
2.908% to 6/5/22, 6/5/23 (d)	5,230,000	5,229,969
3.691% to 6/5/27, 6/5/28 (d)	7,370,000	7,440,498
International Finance Corp., 1.75%, 3/30/20	1,600,000	1,601,977
iStar, Inc.:
4.00%, 11/1/17	1,200,000	1,201,080
4.875%, 7/1/18	2,000,000	2,025,700
6.00%, 4/1/22	2,667,000	2,767,013
MetLife, Inc.:
4.05%, 3/1/45	900,000	916,598
5.70%, 6/15/35	1,000,000	1,236,852
Morgan Stanley:
2.713%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (e)	3,000,000	3,069,672
2.80%, 6/16/20	5,500,000	5,594,376
3.591% to 7/22/27, 7/22/28 (d)	10,500,000	10,527,042
4.00%, 7/23/25	1,515,000	1,598,243
Nationwide Building Society, 4.00%, 9/14/26 (a)	2,435,000	2,426,386
Prudential Financial, Inc.:
4.60%, 5/15/44	1,000,000	1,105,449
8.875% to 6/15/18, 6/15/38 (d)	1,250,000	1,312,500
Regions Financial Corp., 2.75%, 8/14/22	973,000	972,128
SBA Communications Corp., 4.00%, 10/1/22 (a)(f)	1,935,000	1,944,675
Simon Property Group LP, 4.25%, 11/30/46	1,745,000	1,784,942
Synchrony Bank, 3.00%, 6/15/22	1,105,000	1,103,144
Synchrony Financial:
3.00%, 8/15/19	3,000,000	3,050,028
3.70%, 8/4/26	3,225,000	3,163,157
UniCredit SpA, 5.861% to 6/19/27, 6/19/32 (a)(d)	1,300,000	1,365,737
VFH Parent LLC / Orchestra Co-Issuer, Inc., 6.75%, 6/15/22 (a)	1,182,000	1,233,713
Westpac Banking Corp., 4.322% to 11/23/26, 11/23/31 (d)	2,860,000	2,942,733
		169,228,072

Industrial - 3.3%
Carlisle Cos., Inc., 3.75%, 11/15/22	2,290,000	2,341,032
General Electric Co., 4.50%, 3/11/44	2,000,000	2,245,373

10 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Johnson Controls International plc, 4.625%, 7/2/44 (g)	2,275,000	2,446,587
Masco Corp.:
3.50%, 11/15/27	1,300,000	1,288,997
4.375%, 4/1/26	1,000,000	1,067,000
4.45%, 4/1/25	850,000	911,540
4.50%, 5/15/47	743,000	747,614
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (a)	3,000,000	3,082,485
SBA Tower Trust, 2.877%, 7/10/46 (a)	1,600,000	1,623,120
SMBC Aviation Capital Finance DAC, 3.00%, 7/15/22 (a)	1,011,000	1,010,204
		16,763,952

Technology - 7.4%
Apple, Inc., 3.00%, 6/20/27	1,878,000	1,881,694
Broadridge Financial Solutions, Inc., 3.40%, 6/27/26	1,500,000	1,488,540
CA, Inc., 3.60%, 8/15/22	3,000,000	3,072,425
Dell International LLC / EMC Corp.:
4.42%, 6/15/21 (a)	1,104,000	1,159,953
6.02%, 6/15/26 (a)	3,675,000	4,086,644
8.35%, 7/15/46 (a)	870,000	1,114,888
DXC Technology Co., 4.75%, 4/15/27	1,750,000	1,874,606
EMC Corp., 1.875%, 6/1/18	4,429,000	4,411,957
Fidelity National Information Services, Inc., 4.50%, 8/15/46	880,000	918,690
Hewlett Packard Enterprise Co., 2.85%, 10/5/18	5,200,000	5,253,121
Microsoft Corp.:
3.95%, 8/8/56	1,510,000	1,559,547
4.45%, 11/3/45	1,335,000	1,506,316
NXP BV / NXP Funding LLC:
4.125%, 6/1/21 (a)	870,000	912,412
4.625%, 6/15/22 (a)	955,000	1,024,237
Oracle Corp.:
4.00%, 7/15/46	1,200,000	1,244,055
4.125%, 5/15/45	1,600,000	1,685,432
Seagate HDD Cayman:
4.875%, 3/1/24 (a)	2,140,000	2,111,194
4.875%, 6/1/27	3,100,000	2,927,379
		38,233,090

Utilities - 1.3%
Consolidated Edison Co. of New York, Inc.:
4.30%, 12/1/56	1,740,000	1,852,100
4.50%, 12/1/45	900,000	998,738
New York State Electric & Gas Corp., 3.25%, 12/1/26 (a)	1,180,000	1,192,316
NextEra Energy Operating Partners LP, 4.50%, 9/15/27 (a)	2,600,000	2,655,250
		6,698,404

Total Corporate Bonds (Cost $362,171,916)		368,372,061

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 16.5%
Automobile - 0.4%
Skopos Auto Receivables Trust:
Series 2015-1A, Class A, 3.10%, 12/15/23 (a)	73,060	73,087
Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	1,500,000	1,511,618
Series 2015-2A, Class A, 3.55%, 2/15/20 (a)	176,886	176,926
		1,761,631

Consumer Loan - 4.3%
Citi Held For Asset Issuance:
Series 2015-PM2, Class B, 4.00%, 3/15/22 (a)	2,398,299	2,413,126
Series 2015-PM3, Class B, 4.31%, 5/16/22 (a)	2,036,945	2,051,847
Series 2016-MF1, Class A, 4.48%, 8/15/22 (a)	1,146,597	1,157,676
Conn Funding II LP, Series 2016-B, Class B, 7.34%, 3/15/19 (a)	2,200,000	2,241,926
Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.21%, 3/15/21 (a)	501,288	502,131
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (a)	59,245	59,342
Marlette Funding Trust, Series 2017-1A, Class B, 4.114%, 3/15/24 (a)	3,764,000	3,821,314
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	2,205	2,205
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)	3,800,000	3,802,619
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)	1,458,642	1,463,169
Prosper Marketplace Issuance Trust, Series 2017-1A, Class B, 3.65%, 6/15/23 (a)	3,500,000	3,535,548
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	1,106,259	1,106,856
		22,157,759

Other - 5.5%
Eagle I Ltd., Series 2014-1A, Class A1, 2.57%, 12/15/39 (a)	1,250,000	1,243,126
Element Rail Leasing I LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44 (a)	700,709	694,794
Series 2014-1A, Class A2, 3.668%, 4/19/44 (a)	2,700,000	2,710,951
Series 2014-1A, Class B1, 4.406%, 4/19/44 (a)	2,783,000	2,702,482
Element Rail Leasing II LLC, Series 2015-1A, Class A2, 3.585%, 2/19/45 (a)	3,900,000	3,912,864
FRS I LLC, Series 2013-1A, Class A2, 3.08%, 4/15/43 (a)	5,874,795	5,862,754
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (a)(g)	812,711	812,711
InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (a)	725,000	747,870
Invitation Homes Trust, Series 2015-SFR2, Class F, 4.937%, (1 mo. USD LIBOR + 3.70%), 6/17/32 (a)(e)	1,750,000	1,776,674
Progress Residential Trust, Series 2016-SFR1, Class D, 3.984%, (1 mo. USD LIBOR + 2.75%), 9/17/33 (a)(e)	2,500,000	2,559,005
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (a)	855,826	849,451
Series 2014-1, Class A, 4.59%, 4/20/44 (a)	378,767	376,180
Series 2014-2, Class A, 4.02%, 7/20/44 (a)	1,246,733	1,215,182
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class B, 5.75%, 5/17/32 (a)(g)	1,700,524	1,724,692
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (a)	1,350,000	1,350,069
		28,538,805

12 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Whole Business - 6.3%
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (a)	8,230,840	8,298,405
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (a)	2,443,875	2,543,305
DB Master Finance LLC:
Series 2017-1A, Class A2I, 3.629%, 11/20/47 (a)(f)	1,019,000	1,024,753
Series 2017-1A, Class A2II, 4.03%, 11/20/47 (a)(f)	1,290,000	1,300,795
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (a)	2,751,000	2,781,530
Series 2016-1A, Class A2, 6.125%, 7/20/46 (a)	3,613,500	3,708,705
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (a)	683,288	692,605
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (a)	1,431,413	1,499,125
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.832%, 5/25/46 (a)	2,524,500	2,579,146
Wendys Funding LLC:
Series 2015-1A, Class A2I, 3.371%, 6/15/45 (a)	6,272,000	6,345,507
Series 2015-1A, Class A2II, 4.08%, 6/15/45 (a)	1,617,000	1,659,772
		32,433,648

Total Asset-Backed Securities (Cost $84,082,854)		84,891,843

U.S. TREASURY OBLIGATIONS - 4.1%
U.S. Treasury Bonds:
3.00%, 2/15/47	18,610,000	19,133,770
3.00%, 5/15/47	2,100,000	2,159,719

Total U.S. Treasury Obligations (Cost $20,953,541)		21,293,489

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.9%
Barclays Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, 4.227%, (1 mo. USD LIBOR + 3.00%), 5/15/32 (a)(e)	800,000	801,995
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class E, 4.627%, (1 mo. USD LIBOR + 3.40%), 9/15/27 (a)(e)	2,800,000	2,795,711
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (a)(h)	1,500,000	1,486,474
Series 2014-DSTY, Class D, 3.771%, 6/10/27 (a)	2,200,000	2,203,586
Motel 6 Trust:
Series 2017-MTL6, Class D, 3.384%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (a)(e)	2,650,000	2,653,474
Series 2017-MTL6, Class E, 4.484%, (1 mo. USD LIBOR + 3.25%), 8/15/34 (a)(e)	2,700,000	2,709,546
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	2,108,910	2,108,910

Total Commercial Mortgage-Backed Securities (Cost $14,764,289)		14,759,696

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 2.8%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 5.537%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (a)(e)	1,353,667	1,386,646
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-DNA2, Class M3, 5.137%, (1 mo. USD LIBOR + 3.90%), 12/25/27 (e)	2,363,000	2,592,106
Series 2017-DNA3, Class B1, (1 mo. USD LIBOR + 4.45%), 3/25/30 (i)	1,391,667	1,406,331
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 3.837%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (e)	1,900,000	1,981,349
Series 2014-C03, Class 2M2, 4.137%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (e)	1,500,000	1,567,572
Series 2017-C05, Class 1B1, 4.837%, (1 mo. USD LIBOR + 3.60%), 1/25/30 (e)	1,530,000	1,427,427
Series 2017-C05, Class 1M2, 3.437%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (e)	2,050,000	2,025,527
Series 2017-C06, Class 1B1, 5.387%, (1 mo. USD LIBOR + 4.15%), 2/25/30 (e)	1,370,000	1,330,883
Series 2017-C06, Class 1M2, 3.887%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (e)	840,000	847,835

Total Collateralized Mortgage-Backed Obligations (Cost $14,167,763)		14,565,676

SOVEREIGN GOVERNMENT BONDS - 0.5%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	2,700,000	2,804,625

Total Sovereign Government Bonds (Cost $2,696,930)		2,804,625

FLOATING RATE LOANS (j) - 0.1%
Consumer, Cyclical - 0.1%
VFH Parent LLC, Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), 12/30/21	433,696	439,117

Financial - 0.0% (k)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (l)(m)(n)	3,077,944	48,551

Total Floating Rate Loans (Cost $3,511,126)		487,668

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.0% (k)
Premier Aircraft Leasing EXIM 1 Ltd., 3.547%, 4/10/22	60	62

Total U.S. Government Agencies and Instrumentalities (Cost $61)		62

TIME DEPOSIT - 1.8%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	9,262,383	9,262,383

Total Time Deposit (Cost $9,262,383)		9,262,383

14 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	1,117,515	1,117,515

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $1,117,515)		1,117,515

TOTAL INVESTMENTS (Cost $512,728,378) - 100.4%		517,555,018
Other assets and liabilities, net - (0.4%)		(2,001,424)
NET ASSETS - 100.0%		515,553,594

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $146,433,750, which represents 28.4% of the net assets of the Fund as of September 30, 2017.

(b) Security, or portion of security, is on loan. Total value of securities on loan is $1,094,222 as of September 30, 2017.
(c) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(d) Security converts to floating rate after the indicated fixed-rate coupon period.
(e) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2017.
(f) When-issued security.
(g) Multi-step coupon security. The interest rate disclosed is that which is in effect on September 30, 2017.
(h) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2017.
(i) When-issued, variable rate security whose interest rate will be determined after September 30, 2017.
(j) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2017. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(k) Amount is less than 0.05%.
(l) Restricted security. Total market value of restricted securities amounts to $48,551, which represents less than 0.05% of the net assets of the Fund as of September 30, 2017.
(m) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(n) For fair value measurement purposes, security is categorized as Level 3 (see Note A).

Abbreviations:
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Short:
5 Year U.S. Treasury Notes	(37)	12/17	($4,347,500)	$28,949
10 Year U.S. Treasury Notes	(103)	12/17	(12,907,188)	147,876
Total Short				$176,825

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	3,077,944
See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 15

CALVERT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $512,728,378) - including $1,094,222 of securities on loan	$517,555,018
Cash	46,002
Receivable for variation margin on open futures contracts	30,211
Receivable for investments sold	1,469,411
Receivable for capital shares sold	368,932
Interest receivable	4,095,252
Securities lending income receivable	176
Tax reclaims receivable	5,613
Receivable from affiliates	19,547
Deposits at broker for futures contracts	141,575
Trustees' deferred compensation plan	500,079
Total assets	524,231,816

LIABILITIES
Payable for when-issued securities	5,635,667
Payable for capital shares redeemed	739,702
Deposits for securities loaned	1,117,515
Payable to affiliates:
Investment advisory fee	170,505
Administrative fee	50,360
Distribution and service fees	110,331
Sub-transfer agency fee	6,886
Trustees' deferred compensation plan	500,079
Accrued expenses	347,177
Total liabilities	8,678,222
NET ASSETS	$515,553,594

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest,
unlimited number of no par value shares authorized	$1,072,124,152
Accumulated undistributed net investment income	205,631
Accumulated net realized loss	(561,779,654)
Net unrealized appreciation (depreciation)	5,003,465
Total	$515,553,594

16 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017 - CONT’D

NET ASSET VALUE PER SHARE
Class A (based on net assets of $312,318,128 and 18,872,526 shares outstanding)	$16.55
Class C (based on net assets of $53,548,927 and 3,235,611 shares outstanding)	$16.55
Class I (based on net assets of $48,503,570 and 2,927,881 shares outstanding)	$16.57
Class R (based on net assets of $2,163,049 and 129,605 shares outstanding)	$16.69
Class Y (based on net assets of $99,019,920 and 5,915,198 shares outstanding)	$16.74

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$17.19
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 17

CALVERT INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Interest and other income (net of foreign tax withheld of $306)	$22,323,303
Securities lending income, net	11,399
Total investment income	22,334,702

EXPENSES
Investment advisory fee	2,170,528
Administrative fee	651,159
Distribution and service fees:
Class A	850,888
Class C	677,925
Class R	16,619
Trustees' fees and expenses	44,179
Custodian fees	68,278
Transfer agency fees and expenses:
Class A	605,436
Class C	118,237
Class I	3,490
Class R	12,459
Class Y	75,329
Accounting fees	139,546
Professional fees	54,061
Registration fees:
Class A	21,420
Class C	13,967
Class I	15,250
Class R	19,649
Class Y	15,104
Reports to shareholders	73,215
Miscellaneous	63,025
Total expenses	5,709,764
Waiver and/or reimbursement of expenses by affiliates	(108,312)
Reimbursement of expenses-other	(6,201)
Net expenses	5,595,251
Net investment income (loss)	16,739,451

18 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	9,994,441
Futures contracts	(6,772,733)
3,221,708

Net change in unrealized appreciation (depreciation) on:
Investment securities	(10,694,749)
Futures contracts	1,159,319
(9,535,430)

Net realized and unrealized gain (loss)	(6,313,722)

Net increase (decrease) in net assets resulting from operations	$10,425,729

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 19

CALVERT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$16,739,451	$18,714,489
Net realized gain (loss)	3,221,708	12,123,284
Net change in unrealized appreciation (depreciation)	(9,535,430)	17,495,518
Net increase (decrease) in net assets resulting from operations	10,425,729	48,333,291

Distributions to shareholders from:
Net investment income:
Class A shares	(10,468,724)	(13,558,086)
Class C shares	(1,564,507)	(1,937,400)
Class I shares	(1,608,963)	(1,151,326)
Class R shares	(85,992)	(119,054)
Class Y shares	(2,928,159)	(2,027,807)
Total distributions to shareholders	(16,656,345)	(18,793,673)

Capital share transactions:
Class A shares	(87,361,548)	(105,021,216)
Class C shares	(26,201,191)	(11,532,712)
Class I shares	13,100,066	1,571,997
Class R shares	(2,251,443)	(401,058)
Class Y shares	20,426,372	14,376,198
Net increase (decrease) in net assets from capital share transactions	(82,287,744)	(101,006,791)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(88,518,360)	(71,467,173)

NET ASSETS
Beginning of year	604,071,954	675,539,127
End of year (including accumulated undistributed net investment income of $205,631 and $199,348, respectively)	$515,553,594	$604,071,954
See notes to financial statements.

20 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017(a)	2016(a)		2015(a)	2014(a)	2013
Net asset value, beginning	$16.68	$15.89		$16.35	$16.03	$16.56
Income from investment operations:
Net investment income	0.51	0.49	(b)	0.46	0.47	0.45
Net realized and unrealized gain (loss)	(0.13)	0.80		(0.46)	0.32	(0.53)
Total from investment operations	0.38	1.29		—	0.79	(0.08)
Distributions from:
Net investment income	(0.51)	(0.50)		(0.46)	(0.47)	(0.45)
Total distributions	(0.51)	(0.50)		(0.46)	(0.47)	(0.45)
Total increase (decrease) in net asset value	(0.13)	0.79		(0.46)	0.32	(0.53)
Net asset value, ending	$16.55	$16.68		$15.89	$16.35	$16.03
Total return (c)	2.35%	8.26%		(0.04%)	4.98%	(0.49%)
Ratios to average net assets: (d)
Total expenses	1.04%	1.08%		1.24%	1.25%	1.23%
Net expenses	1.01%	1.05%		1.24%	1.25%	1.23%
Net investment income	3.11%	3.05%	(b)	2.79%	2.86%	2.73%
Portfolio turnover	76%	155%		236%	214%	236%
Net assets, ending (in thousands)	$312,318	$404,793		$489,101	$615,847	$772,608

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 21

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017(a)	2016(a)		2015(a)	2014(a)	2013
Net asset value, beginning	$16.68	$15.89		$16.34	$16.03	$16.56
Income from investment operations:
Net investment income	0.38	0.37	(b)	0.34	0.36	0.34
Net realized and unrealized gain (loss)	(0.13)	0.80		(0.45)	0.31	(0.53)
Total from investment operations	0.25	1.17		(0.11)	0.67	(0.19)
Distributions from:
Net investment income	(0.38)	(0.38)		(0.34)	(0.36)	(0.34)
Total distributions	(0.38)	(0.38)		(0.34)	(0.36)	(0.34)
Total increase (decrease) in net asset value	(0.13)	0.79		(0.45)	0.31	(0.53)
Net asset value, ending	$16.55	$16.68		$15.89	$16.34	$16.03
Total return (c)	1.54%	7.44%		(0.68%)	4.19%	(1.19%)
Ratios to average net assets: (d)
Total expenses	1.80%	1.85%		1.93%	1.94%	1.92%
Net expenses	1.80%	1.81%		1.93%	1.94%	1.92%
Net investment income	2.34%	2.29%	(b)	2.10%	2.17%	2.04%
Portfolio turnover	76%	155%		236%	214%	236%
Net assets, ending (in thousands)	$53,549	$80,683		$88,202	$107,401	$131,920

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

22 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2017(a)	2016(a)		2015(a)	2014(a)	2013
Net asset value, beginning	$16.70	$15.91		$16.35	$16.04	$16.58
Income from investment operations:
Net investment income	0.57	0.56	(b)	0.55	0.57	0.56
Net realized and unrealized gain (loss)	(0.13)	0.80		(0.43)	0.31	(0.54)
Total from investment operations	0.44	1.36		0.12	0.88	0.02
Distributions from:
Net investment income	(0.57)	(0.57)		(0.56)	(0.57)	(0.56)
Total distributions	(0.57)	(0.57)		(0.56)	(0.57)	(0.56)
Total increase (decrease) in net asset value	(0.13)	0.79		(0.44)	0.31	(0.54)
Net asset value, ending	$16.57	$16.70		$15.91	$16.35	$16.04
Total return (c)	2.76%	8.70%		0.69%	5.56%	0.09%
Ratios to average net assets: (d)
Total expenses	0.64%	0.65%		0.64%	0.62%	0.58%
Net expenses	0.62%	0.64%		0.64%	0.62%	0.58%
Net investment income	3.49%	3.47%	(b)	3.36%	3.49%	3.38%
Portfolio turnover	76%	155%		236%	214%	236%
Net assets, ending (in thousands)	$48,504	$35,670		$32,492	$92,982	$96,281

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 23

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS R SHARES	2017(a)	2016(a)		2015(a)	2014(a)	2013
Net asset value, beginning	$16.82	$16.02		$16.47	$16.15	$16.67
Income from investment operations:
Net investment income	0.44	0.43	(b)	0.42	0.43	0.42
Net realized and unrealized gain (loss)	(0.14)	0.80		(0.45)	0.32	(0.52)
Total from investment operations	0.30	1.23		(0.03)	0.75	(0.10)
Distributions from:
Net investment income	(0.43)	(0.43)		(0.42)	(0.43)	(0.42)
Total distributions	(0.43)	(0.43)		(0.42)	(0.43)	(0.42)
Total increase (decrease) in net asset value	(0.13)	0.80		(0.45)	0.32	(0.52)
Net asset value, ending	$16.69	$16.82		$16.02	$16.47	$16.15
Total return (c)	1.84%	7.80%		(0.20%)	4.70%	(0.64%)
Ratios to average net assets: (d)
Total expenses	2.07%	1.55%		1.94%	1.69%	1.67%
Net expenses	1.47%	1.47%		1.47%	1.47%	1.47%
Net investment income	2.67%	2.63%	(b)	2.56%	2.63%	2.49%
Portfolio turnover	76%	155%		236%	214%	236%
Net assets, ending (in thousands)	$2,163	$4,493		$4,678	$5,411	$5,505

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

24 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS Y SHARES	2017(a)	2016(a)		2015(a)	2014(a)	2013
Net asset value, beginning	$16.87	$16.07		$16.52	$16.20	$16.74
Income from investment operations:
Net investment income	0.56	0.55	(b)	0.51	0.52	0.52
Net realized and unrealized gain (loss)	(0.13)	0.80		(0.44)	0.33	(0.54)
Total from investment operations	0.43	1.35		0.07	0.85	(0.02)
Distributions from:
Net investment income	(0.56)	(0.55)		(0.52)	(0.53)	(0.52)
Total distributions	(0.56)	(0.55)		(0.52)	(0.53)	(0.52)
Total increase (decrease) in net asset value	(0.13)	0.80		(0.45)	0.32	(0.54)
Net asset value, ending	$16.74	$16.87		$16.07	$16.52	$16.20
Total return (c)	2.65%	8.54%		0.36%	5.28%	(0.14%)
Ratios to average net assets: (d)
Total expenses	0.71%	0.79%		0.91%	0.89%	0.86%
Net expenses	0.70%	0.76%		0.91%	0.89%	0.86%
Net investment income	3.39%	3.35%	(b)	3.12%	3.21%	3.10%
Portfolio turnover	76%	155%		236%	214%	236%
Net assets, ending (in thousands)	$99,020	$78,434		$61,067	$70,426	$63,321

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 25

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Fund (the “Trust”) was organized as a Massachusetts business trust on March 15, 1982, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest, without par value. Such shares may be issued in a number of different series and classes. The Trust operates five (5) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert Income Fund (the “Fund”).
The Fund is diversified. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar-denominated debt securities.
The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I, Class R and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly,

26 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
The Calvert Funds adopted amended Valuation Policies and Procedures effective June 21, 2017. The amended Valuation Policies and Procedures primarily changed from the use of bid price to the mean of the bid and asked price for debt securities and resulted in an increase in the Fund’s NAV per share of $0.03.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2	LEVEL 3*	TOTAL
Corporate Bonds	$—	$368,372,061	$—	$368,372,061
Asset-Backed Securities	—	84,891,843	—	84,891,843
U.S. Treasury Obligations	—	21,293,489	—	21,293,489
Commercial Mortgage-Backed Securities	—	14,759,696	—	14,759,696
Collateralized Mortgage-Backed Obligations	—	14,565,676	—	14,565,676
Sovereign Government Bonds	—	2,804,625	—	2,804,625
Floating Rate Loans	—	439,117	48,551	487,668
U.S. Government Agencies and Instrumentalities	—	62	—	62
Time Deposit	—	9,262,383	—	9,262,383
Short Term Investment of Cash Collateral for Securities Loaned	1,117,515	—	—	1,117,515
TOTAL	$1,117,515	$516,388,952	$48,551	$517,555,018

DERIVATIVE INSTRUMENTS - ASSETS
Futures Contracts**	$176,825	$—	$—	$176,825

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 27

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Floating Rate Loans: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former

28 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
When-Issued Securities and Delayed Delivery Transactions: The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the “Transaction”).
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.40% on the first $2 billion, 0.375% on the next $5.5 billion, 0.35% on the next $2.5 billion and 0.325% over $10 billion of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the same annual rates as the Fund’s investment advisory agreement with CRM. For the year ended September 30, 2017, the investment advisory fee amounted to $2,170,528 or 0.40% per annum of the Fund’s average daily net assets, of which $1,594,308 was paid to CRM and $576,220 was paid to CIM.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.00%, 0.84%, 1.47% and 1.09% (0.99%, 0.64%, 1.47% and 1.09% effective October 1, 2017) for Class A, Class I, Class R and Class Y, respectively, of such class’ average daily net assets and 1.74% of average daily net assets for Class C effective October 1, 2017. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. Prior to December 31, 2016, CIM contractually agreed to limit net annual fund operating expenses to 0.84%, 1.47% and 1.09% for Class I, Class R and Class Y, respectively, of such class’ average daily net assets. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $98,262 and CIM waived or reimbursed expenses of $929.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class R and Class Y and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018 for Class I. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% for the period October 1, 2016 through December 30, 2016 for Class I. For the year ended September 30, 2017, CRM was paid administrative fees of $478,293, of which $7,013 were waived and CIAS was paid administrative fees of $172,866, of which $2,108 were waived.
The Fund adopted a new distribution plan for Class A shares (Class A Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and became effective as of December 31, 2016 or shortly thereafter upon approval by the shareholders of the respective class. Pursuant to the Class A Plan, Class C Plan and Class R Plan, the Fund pays a distribution fee of 0.25%, 0.75% and up to 0.50% per annum for Class A, Class C and Class R, respectively, and a service fee of 0.25% per annum for each of Class C and Class R of its average daily net assets attributable to such class for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided. The Trustees have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. Pursuant to the Fund’s former distribution plans for Class A shares, Class C shares and Class R shares, the Fund was permitted to pay certain expenses associated with the distribution and servicing of its

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Class A, Class C and Class R shares not to exceed 0.50% for Class A, 1.00% for Class C and 0.75% for Class R of the Fund’s average daily net assets with respect to such class. Effective December 31, 2016, the fees are paid to Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter. Prior to December 31, 2016, the fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $850,888 or 0.25% per annum of Class A’s average daily net assets, of which $609,469 was paid to EVD and $241,419 was paid to CID, $677,925 or 1.00% per annum of Class C’s average daily net assets, of which $486,265 was paid to EVD and $191,660 was paid to CID and $16,619 or 0.50% per annum of Class R’s average daily net assets, of which $11,248 was paid to EVD and $5,371 was paid to CID.
The Fund was informed that EVD and CID received $17,806 and $5,191, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $9,911 and $4,539, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $57,073 and shareholder servicing fees paid to CIS were $26,680. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Trustee of the Fund who was not an employee of CIM or its affiliates received a fee of $2,000 for each Board and Committee meeting attended plus an annual fee of $45,000. The Board and Committee chairs received an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $6,201, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on floating rate loans, were $296,337,613 and $394,584,523, respectively. Purchases and sales of U.S. government and agency securities were $105,119,897 and $87,123,689, respectively.
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,
	2017	2016
Distributions declared from:
Ordinary income	$16,656,345	$18,793,673
During the year ended September 30, 2017, accumulated net realized loss was decreased by $76,823 and accumulated undistributed net investment income was decreased by $76,823 due to differences between book and tax accounting for paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

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As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$205,631
Capital loss carryforwards and deferred capital losses	($561,530,358)
Net unrealized appreciation (depreciation)	$4,754,169
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales and futures contracts.
At September 30, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $331,428,564 and deferred capital losses of $230,101,794 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on September 30, 2018 ($254,299,863) and September 30, 2019 ($77,128,701) and their character is short-term. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2017, $6,373,420 are short-term and $223,728,374 are long-term.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$512,800,849
Gross unrealized appreciation	$9,727,097
Gross unrealized depreciation	(4,972,928)
Net unrealized appreciation (depreciation)	$4,754,169
NOTE D — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2017 is included in the Schedule of Investments. During the year ended September 30, 2017, the Fund used futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.
At September 30, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Net unrealized appreciation (depreciation)	$176,825	*	$—	*

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	($6,772,733)	$1,159,319
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2017 was approximately $27,483,000 and $10,236,000, respectively.

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NOTE E — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan, including accrued interest, was $1,096,179 and the total value of collateral received was $1,117,515.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$1,117,515	$—	$—	$—	$1,117,515
Total					$1,117,515
The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE F — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $92,240 and 1.83%, respectively.

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NOTE G — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,193,520	$35,857,688	1,770,029	$28,631,799
Reinvestment of distributions	563,662	9,183,552	752,192	12,139,506
Shares redeemed	(8,149,318)	(132,402,788)	(9,029,442)	(145,792,521)
Net decrease	(5,392,136)	($87,361,548)	(6,507,221)	($105,021,216)

Class C
Shares sold	150,977	$2,455,789	205,168	$3,316,925
Reinvestment of distributions	69,642	1,134,800	81,524	1,316,093
Shares redeemed	(1,821,616)	(29,791,780)	(999,537)	(16,165,730)
Net decrease	(1,600,997)	($26,201,191)	(712,845)	($11,532,712)

Class I
Shares sold	1,662,454	$27,306,193	653,541	$10,603,768
Reinvestment of distributions	96,791	1,579,558	69,138	1,118,643
Shares redeemed	(967,343)	(15,785,685)	(628,846)	(10,150,414)
Net increase	791,902	$13,100,066	93,833	$1,571,997

Class R
Shares sold	37,171	$612,819	47,226	$765,922
Reinvestment of distributions	4,686	76,881	6,633	107,957
Shares redeemed	(179,405)	(2,941,143)	(78,714)	(1,274,937)
Net decrease	(137,548)	($2,251,443)	(24,855)	($401,058)

Class Y
Shares sold	3,870,523	$63,502,618	2,083,614	$34,595,010
Reinvestment of distributions	152,790	2,525,584	84,634	1,384,727
Shares redeemed	(2,756,849)	(45,601,830)	(1,319,808)	(21,603,539)
Net increase	1,266,464	$20,426,372	848,440	$14,376,198
The Board approved the termination of the Fund’s Class Y and Class R shares. Effective December 8, 2017, Class Y shares of the Fund will convert to Class I shares and Class R shares will convert to Class A shares at net asset value. Thereafter, Class Y shares and Class R shares will be terminated.
NOTE H — REGULATORY MATTERS
On October 18, 2016, the Securities and Exchange Commission (SEC) issued an administrative order (“Order”) relating to the improper valuation of certain securities held by the Fund by CIM (the Fund’s adviser prior to December 31, 2016) between March 18, 2008 and October 18, 2011.  Pursuant to the Order, CIM is required to make distributions to affected shareholders to remediate the improper valuation. The distributions required to be made by CIM to affected shareholders are the obligations of CIM and will not have an impact on the Fund’s net assets.
On May 2, 2017, the SEC issued an administrative order (“Order”) relating to the improper use of Calvert Fund assets by CIM and CID, the Calvert Funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of Fund expense caps. Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert Funds, including the Fund’s shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on the Fund’s net assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Income Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

34 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III(2) 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Trustee	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Fund because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock, Dominguez, and Jones and Mr. Harper began serving as Trustees effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT INCOME FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24177 9.30.17

Calvert Short Duration Income Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Federal Tax Information
36	Management and Organization
38	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

For the one year period ended September 30, 2017, U.S. investment-grade, fixed income securities advanced slightly overall, with the Bloomberg Barclays U.S. Aggregate Bond Index[2] inching up 0.07%. U.S. investment-grade, fixed income securities managed to generate a modest positive return, as coupon income more than offset the negative price effects of rising interest rates. However, this relatively temperate return belied the market’s underlying volatility for bond investors.
Leading into the period, remarks by the Federal Reserve Board (the Fed), the European Central Bank and the Bank of Japan seemed to indicate that interest rates might begin to rise sooner than markets had anticipated. As a result, U.S. Treasury and corporate rates crept upward in the final months of 2016.
In November 2016, the orderly rise in U.S. Treasury yields turned more volatile after Donald Trump’s upset win in the U.S. presidential election. Many believed his plans to lower taxes, increase infrastructure spending and roll back regulations could lead to higher economic growth and inflation expectations, which in turn drove the 10-year U.S. Treasury yield 85 basis points higher during the fourth quarter of 2016. This move was the largest quarterly percentage change in the 10-year U.S. Treasury yield in more than five decades. As a result, bond prices tumbled, and the yield curve steepened.
Over the next several months, longer-term interest rates started to reverse course, despite a December 2016 Fed rate hike and two subsequent hikes in 2017. Mixed U.S. economic data, along with worries that President Trump’s pro-business agenda would be delayed and possibly derailed, put downward pressure on long-term rates. As a result, during the first half of 2017, U.S. Treasury and corporate bond prices recovered some of their previous losses. Toward the end of the period, increasing geopolitical tension between the U.S. and North Korea and devastating hurricanes in the U.S. drove investors toward the perceived safety of U.S. Treasurys, putting further downward pressure on interest rates. However, market reaction to these events was modest and fleeting.
Late in the period, the Fed appeared poised to continue to gradually raise rates, with one more hike anticipated in 2017 and three in 2018, despite inflation remaining below the central bank’s 2% target level. In addition, in September 2017, the Fed disclosed details of its plan to begin paring back its balance sheet, starting in October 2017 at the modest pace of $10 billion per month.
Despite the sharp rise in U.S. Treasury yields in the fourth quarter of 2016, the 10-year Treasury ended the 1-year period at 2.33%, modestly up from 1.60% at the beginning. Corporate bonds during the period benefited from tighter credit spreads — the yield difference between corporate bonds and U.S. Treasurys of similar maturities. Spread tightening helped corporate bonds outperform U.S. Treasurys over the period, with longer maturity bonds producing the most excess returns. On average, lower quality BBB-rated[5] issues notably outperformed higher quality A- and AA-rated bonds during the period.

Investment grade corporate spreads also tightened as their yields declined from 1.43% to 1.07% during the 12-month period. Spreads of high-yield issues also tightened as their yields fell from 6.24% at the beginning of the period to 5.53% at the end.
Fund Performance

For the fiscal year ended September 30, 2017, Calvert Short Duration Income Fund (the Fund) Class A shares at net asset value (NAV) returned 1.43%, underperforming the benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index (the Index), which returned 1.54%.
Allocations to U.S. Treasurys, which are not in the Index, were detrimental to benchmark-relative performance, as was security selection in the financial sector.
The Fund’s allocations to out-of-benchmark securitized assets, including asset-backed securities and non-agency commercial mortgage-backed securities, were contributors to relative performance as these holdings outperformed the Index’s corporate sectors. An underweight to government-related securities, especially supra-nationals and agency-related issues, also contributed to Fund performance versus the Index. Allocations to out-of-benchmark, high-yield securities added further to Index-relative positive performance. Security selection in investment-grade corporate bonds, including in industrials, communications and technology was also beneficial.
As we look ahead, we believe that there is considerable uncertainty about fiscal policy, the composition of the Federal Open Market Committee, and geopolitical issues. In our opinion, there is more room for negative surprises than positive ones. Combined with what we believe are full valuations and peak global liquidity in the fixed-income markets, we think that risk markets[7] could be vulnerable to an interruption in their exceptional run.
Against this backdrop, at the end of the period, we sought to position the Fund more defensively. We believe that the yield curve appears to be underpricing Federal Reserve interest-rate hikes, and the differences in yields between lower- and higher-quality credit securities are very narrow. We therefore shortened the Fund’s duration,[8] although not dramatically so given our view that growth and inflation will remain low over the long run. We also moved up the quality spectrum to include more short-term, higher-quality bonds in the Fund, favoring highly liquid issues. We believe that this more defensive posture will benefit Fund returns if, as we expect, global monetary tightening challenges expensive valuations.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/31/2002	01/31/2002	1.43%	1.55%	2.96%
Class A with 2.75% Maximum Sales Charge	—	—	-1.37	0.99	2.67
Class C at NAV	10/01/2002	01/31/2002	0.66	0.80	2.19
Class C with 1% Maximum Sales Charge	—	—	-0.34	0.80	2.19
Class I at NAV	04/21/2006	01/31/2002	1.82	2.06	3.47
Class Y at NAV	02/29/2008	01/31/2002	1.72	1.86	3.24

Bloomberg Barclays 1-5 Year U.S. Credit Index	—	—	1.54%	1.97%	3.70%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		0.91%	1.66%	0.54%	0.61%
Net		0.88	1.64	0.52	0.61

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2007	$12,424	N.A.
Class I	$250,000	9/30/2007	$351,819	N.A.
Class Y	$10,000	9/30/2007	$13,753	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[6]

Corporate Bonds	61.7%
Asset-Backed Securities	20.0%
U.S. Treasury Obligations	7.1%
Collateralized Mortgage-Backed Obligations	4.9%
Commercial Mortgage-Backed Securities	4.7%
Time Deposit	0.5%
Sovereign Government Bonds	0.5%
Convertible Bonds	0.5%
Floating Rate Loans	0.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1] The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]  Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays 1-5 Year U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity between one and five years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3] Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class Y is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective November 6, 2017, Class I shares have an initial investment minimum of $250,000.

[4] Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[6]  Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[7]   Risk asset is a term broadly used to describe any asset that is not a high-quality government bond. A risk market refers to markets in these assets.

[8]  Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,013.30	$4.44**	0.88%
Class C	$1,000.00	$1,009.40	$8.26**	1.64%
Class I	$1,000.00	$1,015.20	$2.58**	0.51%
Class Y	$1,000.00	$1,014.70	$2.98**	0.59%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.66	$4.46**	0.88%
Class C	$1,000.00	$1,016.85	$8.29**	1.64%
Class I	$1,000.00	$1,022.51	$2.59**	0.51%
Class Y	$1,000.00	$1,022.11	$2.99**	0.59%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 61.3%
Basic Materials - 0.9%
Air Liquide Finance SA, 1.75%, 9/27/21 (a)	2,000,000	1,957,058
Sherwin-Williams Co. (The):
2.25%, 5/15/20	6,700,000	6,729,611
2.75%, 6/1/22	3,400,000	3,425,905
		12,112,574

Communications - 5.7%
AT&T, Inc.:
2.85%, 2/14/23 (b)	5,000,000	4,981,524
3.20%, 3/1/22	4,000,000	4,082,362
3.40%, 8/14/24	1,889,000	1,893,991
3.60%, 2/17/23	6,000,000	6,178,647
3.80%, 3/15/22	10,760,000	11,216,716
3.80%, 3/1/24	1,650,000	1,699,027
BellSouth LLC, 4.285%, 4/26/21 (a)	9,200,000	9,333,679
Cisco Systems, Inc.:
1.85%, 9/20/21	2,000,000	1,980,137
2.20%, 2/28/21	2,700,000	2,715,058
2.45%, 6/15/20 (b)	2,000,000	2,033,263
Crown Castle Towers LLC, 3.222%, 5/15/42 (a)	2,765,000	2,824,199
DISH DBS Corp., 4.25%, 4/1/18	2,630,000	2,656,300
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (a)	2,000,000	2,006,919
Sprint Communications, Inc., 9.00%, 11/15/18 (a)	3,750,000	4,031,250
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (a)	3,000,000	3,052,500
Telefonica Emisiones SAU, 3.192%, 4/27/18	3,000,000	3,024,703
Verizon Communications, Inc.:
2.45%, 11/1/22 (b)	9,685,000	9,619,466
2.946%, 3/15/22	2,984,000	3,036,995
		76,366,736

Consumer, Cyclical - 8.8%
American Airlines Pass-Through Trust:
5.60%, 1/15/22 (a)	8,255,880	8,668,674
Series B, 5.25%, 7/15/25	3,715,413	3,966,983
Series B, 7.00%, 7/31/19 (a)	3,105,894	3,156,365
Coach, Inc., 3.00%, 7/15/22	5,200,000	5,198,089
CVS Health Corp.:
2.80%, 7/20/20	2,000,000	2,036,004
3.50%, 7/20/22	5,000,000	5,205,437

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
CVS Pass-Through Trust, 6.036%, 12/10/28	1,534,719	1,736,495
Delta Air Lines Pass-Through Trust, Series 1A, 6.20%, 1/2/20	1,861,821	1,922,330
Ford Motor Credit Co. LLC:
2.10%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (c)	14,310,000	14,332,312
2.145%, 1/9/18	9,350,000	9,362,312
2.243%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (c)	4,700,000	4,734,021
2.262%, 3/28/19	2,538,000	2,547,539
2.875%, 10/1/18	7,240,000	7,314,428
2.884%, (3 mo. USD LIBOR + 1.58%), 1/8/19 (c)	9,000,000	9,129,952
2.979%, 8/3/22	10,427,000	10,430,607
3.336%, 3/18/21	4,500,000	4,604,943
Newell Rubbermaid, Inc.:
2.60%, 3/29/19	850,000	857,036
3.15%, 4/1/21	5,000,000	5,118,230
Staples, Inc., 3.75%, 1/12/18	4,075,000	4,081,658
Virgin Australia Pass-Through Trust:
5.00%, 4/23/25 (a)	2,774,335	2,909,446
6.00%, 4/23/22 (a)	3,062,544	3,146,764
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/19	3,000,000	3,042,102
3.30%, 11/18/21	2,000,000	2,066,950
Wyndham Worldwide Corp.:
2.50%, 3/1/18	425,000	425,831
4.15%, 4/1/24	2,500,000	2,537,386
		118,531,894

Consumer, Non-cyclical - 5.2%
Abbott Laboratories, 2.35%, 11/22/19	3,000,000	3,025,609
Amgen, Inc., 2.70%, 5/1/22	4,000,000	4,023,574
AstraZeneca plc, 2.375%, 11/16/20	5,000,000	5,028,805
Becton Dickinson and Co.:
2.133%, 6/6/19	4,100,000	4,111,768
2.404%, 6/5/20	2,628,000	2,638,455
2.894%, 6/6/22	2,628,000	2,636,476
3.363%, 6/6/24	4,100,000	4,142,632
Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	3,000,000	3,022,731
Grupo Bimbo SAB de CV, 4.50%, 1/25/22 (a)	5,000,000	5,319,094
Kraft Heinz Foods Co.:
2.129%, (3 mo. USD LIBOR + 0.82%), 8/10/22 (c)	6,800,000	6,810,929
2.80%, 7/2/20	5,000,000	5,092,699
Life Technologies Corp., 6.00%, 3/1/20	3,200,000	3,478,131
Mondelez International Holdings Netherlands BV:
1.625%, 10/28/19 (a)	2,000,000	1,985,438
2.00%, 10/28/21 (a)	3,000,000	2,946,448

8 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	5,505,000	5,489,524
Unilever Capital Corp., 1.80%, 5/5/20	4,060,000	4,057,149
Zoetis, Inc., 1.875%, 2/1/18	5,400,000	5,411,481
		69,220,943

Financial - 28.7%
Air Lease Corp., 2.125%, 1/15/18	8,104,000	8,113,385
Ally Financial, Inc.:
3.25%, 2/13/18	2,860,000	2,882,665
3.25%, 11/5/18	11,800,000	11,918,000
3.60%, 5/21/18	4,290,000	4,328,395
6.25%, 12/1/17	3,025,000	3,046,175
American Tower Corp., 2.80%, 6/1/20	2,000,000	2,031,221
ANZ New Zealand International Ltd., 2.20%, 7/17/20 (a)	3,071,000	3,074,193
Bank of America Corp.:
2.151%, 11/9/20	27,925,000	27,855,144
2.816% to 7/21/22, 7/21/23 (d)	15,000,000	15,016,656
2.881% to 4/24/22, 4/24/23 (d)	7,200,000	7,236,820
3.124% to 1/20/22, 1/20/23 (d)	6,000,000	6,097,850
Capital One Bank, 2.25%, 2/13/19	7,355,000	7,377,920
Capital One Financial Corp., 2.50%, 5/12/20	3,849,000	3,868,632
Capital One NA:
1.65%, 2/5/18	12,000,000	11,999,322
2.25%, 9/13/21	2,000,000	1,974,063
2.35%, 8/17/18	9,400,000	9,440,808
2.65%, 8/8/22	3,385,000	3,366,708
Citibank NA, 1.665%, (3 mo. USD LIBOR + 0.34%), 3/20/19 (c)	3,600,000	3,607,217
Citigroup, Inc.:
1.70%, 4/27/18	13,555,000	13,555,523
2.65%, 10/26/20	7,980,000	8,066,310
2.70%, 3/30/21	7,000,000	7,079,978
2.75%, 4/25/22	7,200,000	7,224,650
2.876% to 7/24/22, 7/24/23 (d)	14,000,000	14,029,233
Citizens Bank NA:
1.856%, (3 mo. USD LIBOR + 0.54%), 3/2/20 (c)	3,250,000	3,252,679
2.25%, 3/2/20	4,300,000	4,307,511
Citizens Financial Group, Inc., 5.158% to 6/29/18, 6/29/23 (d)	10,575,000	10,787,671
Commonwealth Bank of Australia:
1.75%, 11/7/19 (a)(b)	3,500,000	3,482,599
2.00%, 9/6/21 (a)(b)	3,000,000	2,949,595
2.50%, 9/18/22 (a)(b)	4,340,000	4,335,797
Credit Acceptance Corp., 6.125%, 2/15/21	3,250,000	3,315,000
Crown Castle International Corp.:
3.20%, 9/1/24	2,390,000	2,381,322
3.40%, 2/15/21	4,000,000	4,120,568

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Discover Bank:
2.60%, 11/13/18	1,000,000	1,006,697
3.10%, 6/4/20	1,000,000	1,023,821
8.70%, 11/18/19	2,107,000	2,355,248
ERP Operating LP, 2.375%, 7/1/19	2,000,000	2,016,503
GE Capital International Funding Co., 2.342%, 11/15/20	3,264,000	3,296,435
General Electric Co. / LJ VP Holdings LLC, 3.80%, 6/18/19 (a)	5,000,000	5,163,299
Goldman Sachs Group, Inc. (The):
1.95%, 7/23/19 (b)	4,000,000	3,994,417
2.905% to 7/24/22, 7/24/23 (d)	5,484,000	5,492,411
2.908% to 6/5/22, 6/5/23 (d)	6,000,000	5,999,965
Huntington National Bank (The), 2.20%, 11/6/18	2,225,000	2,232,488
International Finance Corp., 1.75%, 3/30/20	3,900,000	3,904,820
iStar, Inc.:
4.00%, 11/1/17	5,890,000	5,895,301
4.875%, 7/1/18	5,000,000	5,064,250
6.00%, 4/1/22	1,666,000	1,728,475
KeyCorp., 2.90%, 9/15/20	5,000,000	5,111,219
MetLife, Inc., 1.756%, 12/15/17	7,245,000	7,249,983
Mitsubishi UFJ Financial Group, Inc., 2.19%, 9/13/21	3,000,000	2,964,660
Morgan Stanley:
2.109%, (3 mo. USD LIBOR + 0.80%), 2/14/20 (c)	7,000,000	7,034,421
2.532%, (3 mo. USD LIBOR + 1.22%), 5/8/24 (b)(c)	7,200,000	7,295,849
2.713%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (c)	9,000,000	9,209,017
2.80%, 6/16/20	5,000,000	5,085,797
4.875%, 11/1/22	4,875,000	5,287,740
National City Corp., 6.875%, 5/15/19	1,500,000	1,614,620
Regions Bank, 2.25%, 9/14/18	3,375,000	3,389,910
Regions Financial Corp., 2.75%, 8/14/22	2,545,000	2,542,719
SBA Communications Corp., 4.00%, 10/1/22 (a)(e)	2,525,000	2,537,625
Svenska Handelsbanken AB, 1.50%, 9/6/19 (b)	3,000,000	2,979,628
Synchrony Bank, 3.00%, 6/15/22	1,900,000	1,896,808
Synchrony Financial:
2.60%, 1/15/19	4,000,000	4,026,508
3.00%, 8/15/19	10,661,000	10,838,784
Toronto-Dominion Bank (The):
1.75%, 7/23/18	6,700,000	6,705,581
1.85%, 9/11/20	11,200,000	11,156,241
UDR, Inc., 3.70%, 10/1/20	2,000,000	2,066,691
Vornado Realty LP, 2.50%, 6/30/19	5,131,000	5,163,182
Westpac Banking Corp.:
1.746%, (3 mo. USD LIBOR + 0.43%), 3/6/20 (c)	3,500,000	3,512,117
2.041%, (3 mo. USD LIBOR + 0.71%), 6/28/22 (b)(c)	8,000,000	8,034,909
		387,001,749

10 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Industrial - 2.5%
Carlisle Cos., Inc., 3.75%, 11/15/22	4,965,000	5,075,644
Masco Corp., 3.50%, 4/1/21	3,000,000	3,095,610
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (a)	2,500,000	2,568,737
Pentair Finance SA, 2.90%, 9/15/18	2,451,000	2,470,675
SBA Tower Trust, 2.24%, 4/9/43 (a)	12,000,000	11,997,623
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (a)	3,160,000	3,132,865
3.00%, 7/15/22 (a)	2,625,000	2,622,934
Stanley Black & Decker, Inc., 1.622%, 11/17/18	3,000,000	2,994,057
		33,958,145

Technology - 9.4%
Apple, Inc.:
2.25%, 2/23/21	4,000,000	4,033,238
2.85%, 2/23/23	6,500,000	6,659,643
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	6,275,000	6,572,562
CA, Inc., 3.60%, 8/15/22	5,446,000	5,577,476
Dell International LLC / EMC Corp.:
3.48%, 6/1/19 (a)	9,150,000	9,328,797
4.42%, 6/15/21 (a)	19,650,000	20,645,900
DXC Technology Co.:
2.266%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (c)	23,000,000	23,090,185
2.875%, 3/27/20	1,898,000	1,924,145
EMC Corp., 1.875%, 6/1/18	7,780,000	7,750,062
Hewlett Packard Enterprise Co., 2.85%, 10/5/18	12,889,000	13,020,670
Microsoft Corp., 2.65%, 11/3/22	2,000,000	2,036,275
NXP BV / NXP Funding LLC:
4.125%, 6/1/21 (a)	1,630,000	1,709,462
4.625%, 6/15/22 (a)	1,590,000	1,705,275
Oracle Corp.:
1.90%, 9/15/21	5,000,000	4,965,267
2.25%, 10/8/19	2,000,000	2,025,146
2.50%, 5/15/22	3,000,000	3,040,827
2.80%, 7/8/21	2,000,000	2,045,829
QUALCOMM, Inc., 2.90%, 5/20/24	6,800,000	6,830,192
Seagate HDD Cayman, 4.25%, 3/1/22 (a)	4,000,000	3,980,506
		126,941,457

Utilities - 0.1%
Consolidated Edison, Inc., 2.00%, 5/15/21	1,000,000	990,864

Total Corporate Bonds (Cost $819,664,101)		825,124,362

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 19.9%
Automobile - 3.2%
Avis Budget Rental Car Funding AESOP LLC:
Series 2013-1A, Class A, 1.92%, 9/20/19 (a)	21,135,000	21,133,865
Series 2013-2A, Class A, 2.97%, 2/20/20 (a)	2,206,000	2,227,065
Series 2013-2A, Class B, 3.66%, 2/20/20 (a)	2,000,000	2,025,347
Credit Acceptance Auto Loan Trust:
Series 2015-1A, Class B, 2.61%, 1/17/23 (a)	2,500,000	2,506,641
Series 2017-2A, Class A, 2.55%, 2/17/26 (a)	4,315,000	4,312,857
Flagship Credit Auto Trust, Series 2015-3, Class A, 2.38%, 10/15/20 (a)	1,616,630	1,622,159
Skopos Auto Receivables Trust:
Series 2015-1A, Class A, 3.10%, 12/15/23 (a)	188,129	188,198
Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	4,000,000	4,030,982
Series 2015-2A, Class A, 3.55%, 2/15/20 (a)	471,696	471,802
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A4, 1.52%, 8/16/21	4,780,000	4,754,346
		43,273,262

Consumer Loan - 6.0%
Citi Held For Asset Issuance:
Series 2015-PM1, Class C, 5.01%, 12/15/21 (a)	2,100,000	2,115,875
Series 2015-PM3, Class B, 4.31%, 5/16/22 (a)	1,454,961	1,465,605
Conn Funding II LP:
Series 2016-B, Class A, 3.73%, 10/15/18 (a)	1,334,671	1,335,709
Series 2017-A, Class A, 2.73%, 7/15/19 (a)	2,520,018	2,521,608
Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.21%, 3/15/21 (a)	2,800,527	2,805,238
Consumer Loan Underlying Bond Credit Trust, Series 2017-NP1, Class A, 2.39%, 4/17/23 (a)	2,450,453	2,452,137
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (a)	198,624	198,949
Murray Hill Marketplace Trust, Series 2016-LC1, Class B, 6.15%, 11/25/22 (a)	2,470,000	2,517,212
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	3,709	3,710
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)	1,500,000	1,501,034
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)	2,890,800	2,897,713
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)	7,000,000	7,077,046
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)	8,188,285	8,213,697
Series 2017-1A, Class A2, 2.04%, (1 mo. USD LIBOR + 0.80%), 9/14/32 (a)(c)	6,350,000	6,365,957
Oportun Funding VI LLC, Series 2017-A, Class A, 3.23%, 6/8/23 (a)	2,060,000	2,078,682
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class A, 2.56%, 6/15/23 (a)	6,449,168	6,476,682
Series 2017-1A, Class B, 3.65%, 6/15/23 (a)	3,460,000	3,495,142
Series 2017-2A, Class A, 2.41%, 9/15/23 (a)	6,635,000	6,646,346
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	2,525,957	2,527,321
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (a)	7,259,785	7,317,224
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)	10,330,000	10,404,209
		80,417,096

12 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Other - 9.9%
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (a)	142,569	149,276
BXG Receivables Note Trust, Series 2015-A, Class A, 2.88%, 5/2/30 (a)	43,267	43,565
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (a)	12,525,114	12,627,930
Colony American Homes, Series 2014-2A, Class B, 2.586%, (1 mo. USD LIBOR + 1.35%), 7/17/31 (a)(c)	5,501,513	5,516,734
DB Master Finance LLC:
Series 2015-1A, Class A2I, 3.262%, 2/20/45 (a)	25,155,000	25,249,691
Series 2017-1A, Class A2I, 3.629%, 11/20/47 (a)(e)	2,667,000	2,682,058
Dell Equipment Finance Trust, Series 2017-1, Class A2, 1.86%, 6/24/19 (a)	1,050,000	1,050,736
Driven Brands Funding LLC, Series 2015-1A, Class A2, 5.216%, 7/20/45 (a)	6,091,500	6,159,102
Eagle I Ltd., Series 2014-1A, Class A1, 2.57%, 12/15/39 (a)	2,656,250	2,641,643
Element Rail Leasing I LLC, Series 2014-1A, Class A1, 2.299%, 4/19/44 (a)	3,503,545	3,473,970
FOCUS Brands Funding LLC, Series 2017-1A, Class A2I, 3.857%, 4/30/47 (a)	1,496,250	1,516,652
FRS I LLC:
Series 2013-1A, Class A1, 1.80%, 4/15/43 (a)	1,353,132	1,347,795
Series 2013-1A, Class A2, 3.08%, 4/15/43 (a)	6,673,078	6,659,402
Series 2013-1A, Class B, 3.96%, 4/15/43 (a)	5,980,778	5,987,581
Invitation Homes Trust:
Series 2014-SFR2, Class B, 2.834%, (1 mo. USD LIBOR + 1.60%), 9/17/31 (a)(c)	4,000,000	4,004,149
Series 2015-SFR2, Class C, 3.234%, (1 mo. USD LIBOR + 2.00%), 6/17/32 (a)(c)	2,500,000	2,511,352
Series 2015-SFR2, Class D, 3.534%, (1 mo. USD LIBOR + 2.30%), 6/17/32 (a)(c)	2,000,000	2,006,102
Leaf Receivables Funding 12 LLC, Series 2017-1, Class A2, 1.72%, 5/15/19 (a)	2,596,555	2,596,583
Progress Residential Trust, Series 2015-SFR2, Class D, 3.684%, 6/12/32 (a)	1,221,000	1,234,252
SBA Tower Trust, Series 2014-1A, Class C, 2.898%, 10/11/44 (a)(f)	7,000,000	7,045,979
Sierra Timeshare Receivables Funding LLC:
Series 2012-3A, Class A, 1.87%, 8/20/29 (a)	934,799	934,656
Series 2013-1A, Class B, 2.39%, 11/20/29 (a)	275,519	275,507
Series 2013-2A, Class B, 2.92%, 11/20/25 (a)(g)	328,481	328,935
Series 2013-3A, Class B, 2.70%, 10/20/30 (a)	23,723	23,746
Series 2014-1A, Class A, 2.07%, 3/20/30 (a)	621,785	621,004
Series 2014-1A, Class B, 2.42%, 3/20/30 (a)	621,785	621,253
Series 2014-3A, Class B, 2.80%, 10/20/31 (a)	888,688	889,964
Series 2015-2A, Class B, 3.02%, 6/20/32 (a)	1,140,363	1,143,152
Series 2015-3A, Class B, 3.08%, 9/20/32 (a)	1,465,479	1,468,163
Silverleaf Finance XVIII LLC, Series 2014-A, Class A, 2.81%, 1/15/27 (a)	1,225,460	1,223,762
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.832%, 5/25/46 (a)	12,375,000	12,642,872
Wendys Funding LLC, Series 2015-1A, Class A2I, 3.371%, 6/15/45 (a)	18,742,500	18,962,158
		133,639,724

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Student Loan - 0.8%
Commonbond Student Loan Trust, Series 2015-A, Class A, 3.20%, 6/25/32 (a)	1,780,292	1,788,327
Social Professional Loan Program LLC:
Series 2014-B, Class A1, 2.482%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (a)(c)	2,295,303	2,323,973
Series 2014-B, Class A2, 2.55%, 8/27/29 (a)	942,604	946,676
Series 2015-A, Class A2, 2.42%, 3/25/30 (a)	1,102,621	1,103,744
Series 2015-B, Class B, 3.52%, 3/25/36 (a)	4,018,203	4,064,732
		10,227,452

Total Asset-Backed Securities (Cost $266,758,754)		267,557,534

U.S. TREASURY OBLIGATIONS - 7.1%
U.S. Treasury Notes:
1.375%, 9/15/20	13,500,000	13,405,342
1.50%, 5/15/20	56,000,000	55,884,062
1.50%, 6/15/20(b)	23,500,000	23,447,676
1.75%, 5/31/22	2,635,000	2,617,193

Total U.S. Treasury Obligations (Cost $95,634,933)		95,354,273

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 4.8%
Bayview Opportunity Master Fund IVb Trust, Series 2016-CRT1, Class M1, 2.987%, (1 mo. USD LIBOR + 1.75%), 10/27/27 (a)(c)	4,176,437	4,176,469
Bellemeade Re Ltd., Series 2015-1A, Class M2, 5.537%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (a)(c)	3,519,534	3,605,279
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQA2, Class M2, 4.037%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (c)	8,469,028	8,749,646
Series 2016-HQA1, Class M2, 3.987%, (1 mo. USD LIBOR + 2.75%), 9/25/28 (c)	5,500,000	5,683,278
Series 2016-HQA2, Class M2, 3.487%, (1 mo. USD LIBOR + 2.25%), 11/25/28 (c)	3,500,000	3,599,599
Series 2017-DNA1, Class M1, 2.437%, (1 mo. USD LIBOR + 1.20%), 7/25/29 (c)	962,876	973,832
Series 2017-DNA2, Class M1, 2.437%, (1 mo. USD LIBOR + 1.20%), 10/25/29 (c)	2,860,192	2,893,635
Series 2017-DNA3, Class M1, 3/25/30 (h)	3,750,000	3,754,395
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2016-C03, Class 2M1, 3.437%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (c)	2,337,895	2,361,747
Series 2016-C05, Class 2M1, 2.587%, (1 mo. USD LIBOR + 1.35%), 1/25/29 (c)	2,365,196	2,378,213
Series 2017-C01, Class 1M1, 2.537%, (1 mo. USD LIBOR + 1.30%), 7/25/29 (c)	4,407,835	4,450,619
Series 2017-C02, Class 2M1, 2.387%, (1 mo. USD LIBOR + 1.15%), 9/25/29 (c)	577,714	581,922
Series 2017-C04, Class 2M1, 2.087%, (1 mo. USD LIBOR + 0.85%), 11/25/29 (c)	5,258,179	5,274,108
Series 2017-C05, Class 1M1, 1.787%, (1 mo. USD LIBOR + 0.55%), 1/25/30 (c)	11,971,447	11,968,400
Series 2017-C05, Class 1M2, 3.437%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (c)	2,960,000	2,924,664
Series 2017-C06, Class 1M1, 1.987%, (1 mo. USD LIBOR + 0.75%), 2/25/30 (c)	192,691	192,996
Series 2017-C06, Class 1M2, 3.887%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (c)	1,400,000	1,413,059

Total Collateralized Mortgage-Backed Obligations (Cost $64,214,766)		64,981,861

14 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.7%
BBCMS Trust, Series 2015-RRI, Class C, 3.377%, (1 mo. USD LIBOR + 2.15%), 5/15/32 (a)(c)	3,000,000	3,009,553
CLNS Trust, Series 2017-IKPR, Class B, 2.235%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (a)(c)	6,770,000	6,775,889
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.543%, 4/20/50 (a)	1,010,767	1,006,763
COMM Mortgage Trust, Series 2013-THL, Class B, 2.833%, (1 mo. USD LIBOR + 1.60%), 6/8/30 (a)(c)	15,000,000	14,959,620
Credit Suisse Mortgage Capital Trust:
Series 2015-DEAL, Class B, 3.084%, (1 mo. USD LIBOR + 1.85%), 4/15/29 (a)(c)	10,000,000	10,018,647
Series 2015-TOWN, Class A, 2.484%, (1 mo. USD LIBOR + 1.25%), 3/15/28 (a)(c)	3,000,000	3,006,337
GS Mortgage Securities Corp. Trust, Series 2014-NEW, Class B, 3.79%, 1/10/31 (a)	3,500,000	3,523,676
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (a)	4,200,000	4,206,847
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (a)(g)	3,000,000	2,972,947
Motel 6 Trust:
Series 2017-MTL6, Class C, 2.634%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (a)(c)	4,370,000	4,380,519
Series 2017-MTL6, Class D, 3.384%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (a)(c)	4,100,000	4,105,376
TRU Trust, Series 2016-TOYS, Class A, 3.484%, (1 mo. USD LIBOR + 2.25%), 11/15/30 (a)(c)	5,464,153	5,381,096

Total Commercial Mortgage-Backed Securities (Cost $63,581,576)		63,347,270

SOVEREIGN GOVERNMENT BONDS - 0.5%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	6,000,000	6,232,500

Total Sovereign Government Bonds (Cost $5,993,179)		6,232,500

CONVERTIBLE BONDS - 0.4%
Communications - 0.4%
Clearwire Communications LLC / Clearwire Finance, Inc., 8.25%, 12/1/40 (a)	6,000,000	6,090,000

Total Convertible Bonds (Cost $6,271,212)		6,090,000

FLOATING RATE LOANS (i) - 0.1%
Consumer, Cyclical - 0.1%
VFH Parent LLC, Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), 12/30/21	1,098,696	1,112,429

Financial - 0.0% (j)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (k)(l)(m)	385,345	6,079

Total Floating Rate Loans (Cost $1,482,739)		1,118,508

TIME DEPOSIT - 0.5%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	7,150,354	7,150,354

Total Time Deposit (Cost $7,150,354)		7,150,354

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.7%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	23,036,678	23,036,678

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $23,036,678)		23,036,678

TOTAL INVESTMENTS (Cost $1,353,788,292) - 101.0%		1,359,993,340
Other assets and liabilities, net - (1.0%)		(13,293,963)
NET ASSETS - 100.0%		$1,346,699,377

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $476,827,747, which represents 35.4% of the net assets of the Fund as of September 30, 2017.

(b) Security, or portion of security, is on loan. Total value of securities on loan is $22,469,824 as of September 30, 2017.
(c) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2017.
(d) Security converts to floating rate after the indicated fixed-rate coupon period.
(e) When-issued security.
(f) Multi-step coupon security. The interest rate disclosed is that which is in effect on September 30, 2017.
(g) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2017.
(h) When-issued, variable rate security whose interest rate will be determined after September 30, 2017.
(i) Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(j) Amount is less than 0.05%.
(k) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(l) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(m) Restricted security. Total market value of restricted securities amounts to $6,079, which represents less than 0.05% of the net assets of the Fund as of September 30, 2017.

Abbreviations:
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
2 Year U.S. Treasury Notes	371	12/17	$80,025,860	$249,881)

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	385,345
See notes to financial statements.

16 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $1,353,788,292) - including $22,469,824 of securities on loan	$1,359,993,340
Cash	134,938
Receivable for investments sold	13,171,459
Receivable for capital shares sold	1,969,234
Interest receivable	7,182,710
Securities lending income receivable	1,250
Deposits for futures contracts	140,980
Trustees' deferred compensation plan	1,103,539
Total assets	1,383,697,450

LIABILITIES
Payable for variation margin on open futures contracts	46,375
Payable for when-issued securities	8,942,000
Payable for capital shares redeemed	2,618,596
Deposits for securities loaned	23,036,678
Payable to affiliates:
Investment advisory fee	378,013
Administrative fee	127,835
Distribution and service fees	153,837
Sub-transfer agency fee	5,507
Trustees' deferred compensation plan	1,103,539
Other	18,088
Accrued expenses	567,605
Total liabilities	36,998,073
NET ASSETS	$1,346,699,377

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$1,347,650,302
Accumulated undistributed net investment income	145,704
Accumulated net realized loss	(7,051,796)
Net unrealized appreciation (depreciation)	5,955,167
Total	$1,346,699,377

NET ASSET VALUE PER SHARE
Class A (based on net assets of $337,692,147 and 20,968,095 shares outstanding)	$16.11
Class C (based on net assets of $100,332,881 and 6,252,546 shares outstanding)	$16.05
Class I (based on net assets of $359,175,590 and 22,177,217 shares outstanding)	$16.20
Class Y (based on net assets of $549,498,759 and 33,829,389 shares outstanding)	$16.24

OFFERING PRICE PER SHARE*
Class A (100/97.25 of net asset value per share)	$16.57
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 17

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Interest income - unaffiliated issuers (net of foreign tax withheld of $4,101)	$36,750,255
Securities lending income, net	186,514
Other income	241
Total investment income	36,937,010

EXPENSES
Investment advisory fee	4,552,291
Administrative fee	1,611,615
Distribution and service fees:
Class A	1,109,346
Class C	1,142,772
Trustees' fees and expenses	107,684
Custodian fees	97,550
Transfer agency fees and expenses:
Class A	724,531
Class C	130,950
Class I	15,214
Class Y	335,945
Accounting fees	294,434
Professional fees	106,274
Registration fees:
Class A	30,673
Class C	14,533
Class I	19,561
Class Y	24,239
Reports to shareholders	88,114
Miscellaneous	127,321
Total expenses	10,533,047
Waiver and/or reimbursement of expenses by affiliates	(278,310)
Reimbursement of expenses-other	(15,953)
Net expenses	10,238,784
Net investment income (loss)	26,698,226

18 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	(1,793,746)
Futures contracts	(700,750)
(2,494,496)

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	(3,438,179)
Futures contracts	(246,913)
(3,685,092)

Net realized and unrealized gain (loss)	(6,179,588)

Net increase (decrease) in net assets resulting from operations	$20,518,638
See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 19

CALVERT SHORT DURATION INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$26,698,226	$29,567,513
Net realized gain (loss)	(2,494,496)	3,586,800
Net change in unrealized appreciation (depreciation)	(3,685,092)	13,669,525
Net increase (decrease) in net assets resulting from operations	20,518,638	46,823,838

Distributions to shareholders from:
Net investment income:
Class A shares	(8,069,185)	(13,722,306)
Class C shares	(1,239,908)	(1,836,678)
Class I shares	(7,187,931)	(5,855,383)
Class Y shares	(10,043,624)	(8,109,032)
Total distributions to shareholders	(26,540,648)	(29,523,399)

Capital share transactions:
Class A shares	(277,236,699)	(123,088,017)
Class C shares	(29,695,474)	(24,020,234)
Class I shares	100,366,533	(27,957,922)
Class Y shares	187,636,091	7,135,649
Net increase (decrease) in net assets from capital share transactions	(18,929,549)	(167,930,524)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,951,559)	(150,630,085)

NET ASSETS
Beginning of year	1,371,650,936	1,522,281,021
End of year (including accumulated undistributed net investment income of $145,704 and $90,424, respectively)	$1,346,699,377	$1,371,650,936
See notes to financial statements.

20 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017	2016		2015		2014	2013
Net asset value, beginning	$16.18	$15.96		$16.19		$16.28	$16.43
Income from investment operations:
Net investment income (a)	0.30	0.33	(b)	0.29		0.31	0.30
Net realized and unrealized gain (loss)	(0.07)	0.22		(0.23)		(0.09)	(0.12)
Total from investment operations	0.23	0.55		0.06		0.22	0.18
Distributions from:
Net investment income	(0.30)	(0.33)		(0.29)		(0.31)	(0.32)
Net realized gain	—	—		—	(c)	—	(0.01)
Total distributions	(0.30)	(0.33)		(0.29)		(0.31)	(0.33)
Total increase (decrease) in net asset value	(0.07)	0.22		(0.23)		(0.09)	(0.15)
Net asset value, ending	$16.11	$16.18		$15.96		$16.19	$16.28
Total return (d)	1.43%	3.50%		0.39%		1.34%	1.12%
Ratios to average net assets: (e)
Total expenses	0.94%	0.97%		1.13%		1.14%	1.12%
Net expenses	0.89%	0.94%		1.08%		1.08%	1.08%
Net investment income	1.87%	2.05%	(b)	1.79%		1.87%	1.84%
Portfolio turnover	94%	147%		206%		168%	166%
Net assets, ending (in thousands)	$337,692	$618,552		$733,415		$933,534	$1,145,473

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 21

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017	2016		2015		2014	2013
Net asset value, beginning	$16.12	$15.91		$16.13		$16.21	$16.37
Income from investment operations:
Net investment income (a)	0.18	0.21	(b)	0.17		0.19	0.19
Net realized and unrealized gain (loss)	(0.08)	0.21		(0.22)		(0.08)	(0.14)
Total from investment operations	0.10	0.42		(0.05)		0.11	0.05
Distributions from:
Net investment income	(0.17)	(0.21)		(0.17)		(0.19)	(0.20)
Net realized gain	—	—		—	(c)	—	(0.01)
Total distributions	(0.17)	(0.21)		(0.17)		(0.19)	(0.21)
Total increase (decrease) in net asset value	(0.07)	0.21		(0.22)		(0.08)	(0.16)
Net asset value, ending	$16.05	$16.12		$15.91		$16.13	$16.21
Total return (d)	0.66%	2.67%		(0.29%)		0.67%	0.34%
Ratios to average net assets: (e)
Total expenses	1.65%	1.72%		1.81%		1.80%	1.78%
Net expenses	1.65%	1.69%		1.81%		1.80%	1.78%
Net investment income	1.11%	1.30%	(b)	1.05%		1.15%	1.14%
Portfolio turnover	94%	147%		206%		168%	166%
Net assets, ending (in thousands)	$100,333	$130,665		$152,994		$194,133	$228,366

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

22 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2017	2016		2015		2014	2013
Net asset value, beginning	$16.27	$16.05		$16.27		$16.35	$16.51
Income from investment operations:
Net investment income (a)	0.36	0.40	(b)	0.38		0.40	0.39
Net realized and unrealized gain (loss)	(0.07)	0.22		(0.22)		(0.08)	(0.13)
Total from investment operations	0.29	0.62		0.16		0.32	0.26
Distributions from:
Net investment income	(0.36)	(0.40)		(0.38)		(0.40)	(0.41)
Net realized gain	—	—		—	(c)	—	(0.01)
Total distributions	(0.36)	(0.40)		(0.38)		(0.40)	(0.42)
Total increase (decrease) in net asset value	(0.07)	0.22		(0.22)		(0.08)	(0.16)
Net asset value, ending	$16.20	$16.27		$16.05		$16.27	$16.35
Total return (d)	1.82%	3.91%		1.02%		1.97%	1.64%
Ratios to average net assets: (e)
Total expenses	0.53%	0.53%		0.50%		0.48%	0.49%
Net expenses	0.51%	0.52%		0.50%		0.48%	0.49%
Net investment income	2.23%	2.47%	(b)	2.37%		2.46%	2.44%
Portfolio turnover	94%	147%		206%		168%	166%
Net assets, ending (in thousands)	$359,176	$259,852		$284,839		$231,420	$157,557

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 23

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS Y SHARES	2017	2016		2015		2014	2013
Net asset value, beginning	$16.31	$16.09		$16.32		$16.40	$16.56
Income from investment operations:
Net investment income (a)	0.35	0.38	(b)	0.34		0.36	0.36
Net realized and unrealized gain (loss)	(0.07)	0.22		(0.24)		(0.08)	(0.13)
Total from investment operations	0.28	0.60		0.10		0.28	0.23
Distributions from:
Net investment income	(0.35)	(0.38)		(0.33)		(0.36)	(0.38)
Net realized gain	—	—		—	(c)	—	(0.01)
Total distributions	(0.35)	(0.38)		(0.33)		(0.36)	(0.39)
Total increase (decrease) in net asset value	(0.07)	0.22		(0.23)		(0.08)	(0.16)
Net asset value, ending	$16.24	$16.31		$16.09		$16.32	$16.40
Total return (d)	1.72%	3.77%		0.67%		1.70%	1.41%
Ratios to average net assets: (e)
Total expenses	0.60%	0.67%		0.80%		0.76%	0.73%
Net expenses	0.60%	0.64%		0.80%		0.76%	0.73%
Net investment income	2.14%	2.35%	(b)	2.07%		2.17%	2.19%
Portfolio turnover	94%	147%		206%		168%	166%
Net assets, ending (in thousands)	$549,499	$362,582		$351,033		$400,932	$329,595

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

24 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Fund (the “Trust”) was organized as a Massachusetts business trust on March 15, 1982, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest, without par value. Such shares may be issued in a number of different series and classes. The Trust operates five (5) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert Short Duration Income Fund (the “Fund”).
The Fund is diversified. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated securities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.50% is imposed on certain Class A shares purchased prior to April 10, 2017 at net asset value and redeemed within 12 months of such purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for

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which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
The Calvert Funds adopted amended Valuation Policies and Procedures effective June 21, 2017. The amended Valuation Policies and Procedures primarily changed from the use of bid price to the mean of the bid and asked price for debt securities and resulted in an increase in the Fund’s NAV per share of $0.01.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

26 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2	LEVEL 3*	TOTAL
Corporate Bonds	$—	$825,124,362	$—	$825,124,362
Asset-Backed Securities	—	267,557,534	—	267,557,534
U.S. Treasury Obligations	—	95,354,273	—	95,354,273
Collateralized Mortgage-Backed Obligations	—	64,981,861	—	64,981,861
Commercial Mortgage-Backed Securities	—	63,347,270	—	63,347,270
Sovereign Government Bonds	—	6,232,500	—	6,232,500
Convertible Bonds	—	6,090,000	—	6,090,000
Floating Rate Loans	—	1,112,429	6,079	1,118,508
Time Deposit	—	7,150,354	—	7,150,354
Short Term Investment of Cash Collateral for Securities Loaned	23,036,678	—	—	23,036,678
TOTAL	$23,036,678	$1,336,950,583	$6,079	$1,359,993,340

DERIVATIVE INSTRUMENTS - LIABILITIES
Futures Contracts**	($249,881)	$—	$—	($249,881)

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented.
There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Floating Rate Loans: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market

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value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
When-Issued Securities and Delayed Delivery Transactions: The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the "Transaction").
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.35% on the first $750 million, 0.325% on the next $750 million, 0.30% on the next $2 billion and 0.275% on the excess of $3.5 billion of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the same annual rates as the Fund’s investment advisory agreement with CRM. For the year ended

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September 30, 2017, the investment advisory fee amounted to $4,552,291 or 0.34% per annum of the Fund’s average daily net assets, of which $3,408,268 was paid to CRM and $1,144,023 was paid to CIM.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.88%, 0.75% and 0.95% (0.88%, 0.52% and 0.95% effective October 1, 2017) for Class A, Class I and Class Y, respectively, of such class’ average daily net assets and 1.64% of average daily net assets for Class C effective October 1, 2017. The expense reimbursement agreement may be changed or terminated after January 31, 2019. Prior to December 31, 2016, CIM contractually agreed to limit net annual fund operating expenses to 1.08%, 0.75% and 0.95% for Class A, Class I and Class Y, respectively, of such class’ average daily assets. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $213,664 and CIM waived or reimbursed expenses of $572.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class Y and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018 for Class I. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% for the period October 1, 2016 through December 30, 2016 for Class I. For the year ended September 30, 2017, CRM was paid administrative fees of $1,206,467, of which $50,049 were waived and CIAS was paid administrative fees of $405,148, of which $14,025 were waived.
During the year ended September 30, 2017, CRM reimbursed the Fund $25,127 for a trading error. The reimbursement by CRM of such amount had an impact on total return of less than 0.01%.
The Fund adopted a new distribution plan for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and became effective as of December 31, 2016 or shortly thereafter upon approval by the shareholders of the respective class. Pursuant to the Class A Plan and Class C Plan, the Fund pays a distribution fee of 0.25% and 0.75% per annum for Class A and Class C, respectively, and a service fee of 0.25% per annum for Class C of its average daily net assets attributable to such class for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided. Pursuant to the Fund’s former distribution plans for Class A shares and Class C shares, the Fund was permitted to pay certain expenses associated with the distribution and servicing of its Class A and Class C shares not to exceed 0.50% for Class A and 1.00% for Class C of the Fund’s average daily net assets with respect to such class. Effective December 31, 2016, the fees are paid to Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $1,109,346 or 0.25% per annum of Class A’s average daily net assets, of which $735,016 was paid to EVD and $374,330 was paid to CID, and $1,142,772 or 1.00% per annum of Class C’s average daily net assets, of which $826,805 was paid to EVD and $315,967 was paid to CID.
The Fund was informed that EVD and CID received $23,450 and $6,406, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $28,105 and $10,886, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $53,260 and shareholder servicing fee paid to CIS were $21,822. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Trustee of the Fund who was not an employee of CIM or its affiliates received a fee of $2,000 for each Board and Committee meeting attended plus an annual fee of $45,000. The Board and Committee chairs received an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Trustees of the

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Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of the Adviser’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $15,953, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, were $757,273,503 and $748,753,730, respectively. Purchases and sales of U.S. government and agency securities were $528,811,737 and $515,422,408, respectively.
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,
	2017	2016
Distributions declared from:
Ordinary income	$26,540,648	$29,523,399
During the year ended September 30, 2017, accumulated net realized loss was decreased by $102,298 and accumulated undistributed net investment income was decreased by $102,298 due to differences between book and tax accounting for paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$145,704
Deferred capital losses	($7,288,974)
Net unrealized appreciation (depreciation)	$6,192,345
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales and futures contracts.
At September 30, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $7,288,974 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2017, $5,377,959 are short-term and $1,911,015 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$1,353,800,995
Gross unrealized appreciation	$8,236,363
Gross unrealized depreciation	(2,044,018)
Net unrealized appreciation (depreciation)	$6,192,345
NOTE D — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2017 is included in the Schedule of Investments. During the year ended September 30, 2017, the Fund used futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

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At September 30, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Net unrealized appreciation (depreciation)	$—	($249,881)	*
Total		$—	($249,881)
* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	($700,750)	($246,913)
The average notional cost of futures contracts (long) outstanding during the year ended September 30, 2017 was approximately $113,545,000.
NOTE E — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan, including accrued interest, was $22,546,956 and the total value of collateral received was $23,036,678.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$16,544,523	$—	$—	$—	$16,544,523
U.S. Treasury Obligations	6,492,155	—	—	—	6,492,155
Total					$23,036,678

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The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE F — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $111,727 and 2.25%, respectively.
NOTE G — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,683,026	$91,362,266	6,720,719	$107,376,653
Reinvestment of distributions	442,407	7,102,158	779,564	12,449,586
Shares redeemed	(23,397,378)	(375,701,123)	(15,203,222)	(242,914,256)
Net decrease	(17,271,945)	($277,236,699)	(7,702,939)	($123,088,017)

Class C
Shares sold	642,138	$10,284,267	923,647	$14,705,039
Reinvestment of distributions	55,519	888,276	79,411	1,263,457
Shares redeemed	(2,553,264)	(40,868,017)	(2,513,973)	(39,988,730)
Net decrease	(1,855,607)	($29,695,474)	(1,510,915)	($24,020,234)

Class I
Shares sold	13,000,948	$210,366,597	6,232,344	$100,445,588
Reinvestment of distributions	410,625	6,633,481	335,383	5,387,249
Shares redeemed	(7,209,636)	(116,633,545)	(8,338,082)	(133,790,759)
Net increase (decrease)	6,201,937	$100,366,533	(1,770,355)	($27,957,922)

Class Y
Shares sold	25,354,765	$410,743,072	7,967,053	$128,724,627
Reinvestment of distributions	536,917	8,701,554	410,689	6,615,698
Shares redeemed	(14,291,824)	(231,808,535)	(7,959,166)	(128,204,676)
Net increase	11,599,858	$187,636,091	418,576	$7,135,649
The Board approved the termination of the Fund’s Class Y shares. Effective December 8, 2017, Class Y shares of the Fund will convert to Class I shares at net asset value. Thereafter, Class Y shares will be terminated.

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NOTE H — REGULATORY MATTERS
On October 18, 2016, the Securities and Exchange Commission (SEC) issued an administrative order (“Order”) relating to the improper valuation of certain securities held by the Fund by CIM (the Fund’s adviser prior to December 31, 2016) between March 18, 2008 and October 18, 2011. Pursuant to the Order, CIM is required to make distributions to affected shareholders to remediate the improper valuation. The distributions required to be made by CIM to affected shareholders are the obligations of CIM and will not have an impact on the Fund’s net assets.
On May 2, 2017, the SEC issued an administrative order (“Order”) relating to the improper use of Calvert Fund assets by CIM and CID, the Calvert Funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of Fund expense caps. Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert Funds, including the Fund’s shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on the Fund’s net assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III(2) 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Trustee	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Fund because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock, Dominguez, and Jones and Mr. Harper began serving as Trustees effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

38 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

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CALVERT SHORT DURATION INCOME FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24179 9.30.17

Calvert Long-Term Income Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Federal Tax Information
29	Management and Organization
31	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

For the one year period ended September 30, 2017, U.S. investment-grade, fixed income securities advanced slightly overall, with the Bloomberg Barclays U.S. Aggregate Bond Index[2] inching up 0.07%. U.S. investment-grade, fixed income securities managed to generate a modest positive return, as coupon income more than offset the negative price effects of rising interest rates. However, this relatively temperate return belied the market’s underlying volatility for bond investors.
Leading into the period, remarks by the Federal Reserve Board (the Fed), the European Central Bank and the Bank of Japan seemed to indicate that interest rates might begin to rise sooner than markets had anticipated. As a result, U.S. Treasury and corporate rates crept upward in the final months of 2016.
In November 2016, the orderly rise in U.S. Treasury yields turned more volatile after Donald Trump’s upset win in the U.S. presidential election. Many believed his plans to lower taxes, increase infrastructure spending and roll back regulations could lead to higher economic growth and inflation expectations, which in turn drove the 10-year U.S. Treasury yield 85 basis points higher during the fourth quarter of 2016. This move was the largest quarterly percentage change in the 10-year U.S. Treasury yield in more than five decades. As a result, bond prices tumbled, and the yield curve steepened.
Over the next several months, longer-term interest rates started to reverse course, despite a December 2016 Fed rate hike and two subsequent hikes in 2017. Mixed U.S. economic data, along with worries that President Trump’s pro-business agenda would be delayed and possibly derailed, put downward pressure on long-term rates. As a result, during the first half of 2017, U.S. Treasury and corporate bond prices recovered some of their previous losses. Toward the end of the period, increasing geopolitical tension between the U.S. and North Korea and devastating hurricanes in the U.S. drove investors toward the perceived safety of U.S. Treasurys, putting further downward pressure on interest rates. However, market reaction to these events was modest and fleeting.
Late in the period, the Fed appeared poised to continue to gradually raise rates, with one more hike anticipated in 2017 and three in 2018, despite inflation remaining below the central bank’s 2% target level. In addition, in September 2017, the Fed disclosed details of its plan to begin paring back its balance sheet, starting in October 2017 at the modest pace of $10 billion per month.
Despite the sharp rise in U.S. Treasury yields in the fourth quarter of 2016, the 10-year Treasury ended the 1-year period at 2.33%, modestly up from 1.60% at the beginning. Corporate bonds during the period benefited from tighter credit spreads — the yield difference between corporate bonds and U.S. Treasurys of similar maturities. Spread tightening helped corporate bonds outperform U.S. Treasurys over the period, with longer maturity bonds producing the most excess returns. On average, lower quality BBB-rated[5] issues notable outperformed higher quality A- and AA-rated bonds during the period.

Investment-grade corporate spreads also tightened as their yields declined from 1.43% to 1.07% during the 12-month period. Spreads of high-yield issues also tightened as their yields fell from 6.24% at the beginning of the period to 5.53% at the end.
Fund Performance
For the fiscal year ended September 30, 2017, Calvert Long-Term Income Fund (the Fund) Class A shares at net asset value (NAV) returned 0.63%, underperforming the benchmark, the Bloomberg Barclays Long U.S. Credit Index (the Index), which returned 2.88%. Both security selection and asset allocation detracted from Fund performance versus the Index as the Fund was positioned more conservatively than the Index. This conservative positioning was implemented through an overweight to U.S. Treasurys and a preference for shorter-maturity corporate securities over long-maturity corporate bonds.
Within investment-grade corporate bonds, the Fund’s overweight to communications and security selection in the sector were detrimental to Fund performance versus the Index. Security selection in banking also weakened Fund performance versus the Index, but a beneficial overweight to the sector was somewhat offsetting. Allocations to out-of-Index commercial mortgage-backed securities and asset-backed securities also detracted from Fund performance versus the Index. However, allocations to out-of-Index, non-agency mortgage-backed securities were mostly beneficial to Index-relative performance. Security selection within investment-grade noncyclicals also contributed to Fund performance versus the Index. A change in the Fund’s valuation policies and procedures that went into effect on June 21, 2017 contributed approximately 0.19% to Fund performance.
While the Fund’s underweight to energy versus the Index detracted from Index-relative performance in the first half of the period, it proved beneficial in the second half. The Fund’s shorter-than-Index duration[7] benefited Index-relative performance in the first quarter of the fiscal period as interest rates rose sharply amid reflation expectations after the U.S. presidential election.
As we look ahead, we believe that there is considerable uncertainty about fiscal policy, the composition of the Federal Open Market Committee, and geopolitical issues. In our opinion, there is more room for negative surprises than positive ones. Combined with what we believe are full valuations and peak global liquidity in the fixed-income markets, we think that risk markets[8] could be vulnerable to an interruption in their exceptional run.
Against this backdrop, at the end of the period, we sought to position the Fund more defensively. We believe that the yield curve appears to be underpricing Federal Reserve interest-rate hikes, and the differences in yields between lower- and higher-quality credit securities are very narrow. We therefore shortened the Fund’s duration, although not dramatically so given our view that growth and inflation will remain low over the long run. We also moved up the quality spectrum to include more short-term, higher-quality bonds in the Fund, favoring highly liquid issues. We believe that this more defensive posture will benefit Fund returns if, as we expect, global monetary tightening challenges expensive valuations.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/31/2004	12/31/2004	0.63%	3.93%	7.60%
Class A with 3.75% Maximum Sales Charge	—	—	-3.15	3.13	7.19
Class I at NAV	01/30/2015	12/31/2004	1.17	4.23	7.76

Bloomberg Barclays Long U.S. Credit Index	—	—	2.88%	4.71%	7.62%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.10%	19.58%
Net				0.92	0.55

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	9/30/2007	$527,946	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[6]

Corporate Bonds	70.8%
U.S. Treasury Obligations	15.9%
Asset-Backed Securities	6.8%
Taxable Municipal Obligations	3.2%
Collateralized Mortgage-Backed Obligations	2.2%
Time Deposit	0.5%
Sovereign Government Bonds	0.4%
Commercial Mortgage-Backed Securities	0.2%
Floating Rate Loans	0.0%	*
Total	100.0%

* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays Long U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity greater than ten years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective November 6, 2017, Class I shares have an initial investment minimum of $250,000.

[4] Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]    Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[6] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[7]  Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8] Risk asset is a term broadly used to describe any asset that is not a high-quality government bond. A risk market refers to markets in these assets.

    Fund profile subject to change due to active management.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,055.50	$5.15**	1.00%
Class I	$1,000.00	$1,057.80	$2.84**	0.55%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.06	$5.06**	1.00%
Class I	$1,000.00	$1,022.31	$2.79**	0.55%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT LONG-TERM INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 70.9%
Basic Materials - 0.7%
Sherwin-Williams Co. (The):
3.45%, 6/1/27	242,000	243,510
4.50%, 6/1/47	425,000	446,366
		689,876

Communications - 11.9%
Amazon.com, Inc., 4.80%, 12/5/34	400,000	454,227
AT&T, Inc.:
4.125%, 2/17/26	1,015,000	1,044,613
4.75%, 5/15/46	1,690,000	1,633,399
5.15%, 3/15/42	660,000	669,020
5.30%, 8/14/58	700,000	708,333
CBS Corp.:
2.90%, 1/15/27	230,000	217,818
4.60%, 1/15/45	225,000	229,674
Comcast Corp.:
3.20%, 7/15/36	515,000	484,147
4.25%, 1/15/33	335,000	360,695
Crown Castle Towers LLC, 3.663%, 5/15/25 (a)	487,000	500,393
NBCUniversal Media LLC, 4.45%, 1/15/43	1,000,000	1,075,561
Time Warner, Inc.:
4.85%, 7/15/45	190,000	193,719
4.90%, 6/15/42	500,000	510,039
Verizon Communications, Inc.:
4.125%, 8/15/46	335,000	305,589
4.522%, 9/15/48	500,000	485,538
4.862%, 8/21/46	2,125,000	2,170,945
		11,043,710

Consumer, Cyclical - 7.1%
American Airlines Pass-Through Trust, 7.00%, 7/31/19 (a)	263,479	267,761
Coach, Inc., 4.125%, 7/15/27	632,000	636,316
CVS Health Corp., 5.125%, 7/20/45	500,000	576,934
CVS Pass-Through Trust, 6.036%, 12/10/28	246,890	279,349
Ford Motor Co., 4.75%, 1/15/43	300,000	295,038
Ford Motor Credit Co. LLC, 4.134%, 8/4/25	1,020,000	1,049,172
Home Depot, Inc. (The):
3.50%, 9/15/56	260,000	240,311
4.40%, 3/15/45	400,000	439,776
Newell Brands, Inc., 5.50%, 4/1/46	500,000	592,439

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT'D
Nordstrom, Inc.:
4.00%, 3/15/27 (b)	168,000	166,966
5.00%, 1/15/44	238,000	234,588
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (a)	195,255	198,503
Southwest Airlines Co., 3.00%, 11/15/26	450,000	440,211
Virgin Australia Pass-Through Trust, 6.00%, 4/23/22 (a)	152,328	156,516
Walgreens Boots Alliance, Inc., 4.65%, 6/1/46	550,000	576,342
Whirlpool Corp., 4.50%, 6/1/46	200,000	209,490
Wyndham Worldwide Corp., 4.50%, 4/1/27	215,000	216,077
		6,575,789

Consumer, Non-cyclical - 10.1%
AbbVie, Inc., 4.30%, 5/14/36	420,000	442,134
Amgen, Inc.:
4.40%, 5/1/45	200,000	209,653
4.663%, 6/15/51	559,000	615,421
Becton Dickinson and Co.:
3.70%, 6/6/27	450,000	454,426
4.669%, 6/6/47	650,000	684,278
ERAC USA Finance LLC:
4.20%, 11/1/46 (a)	265,000	254,182
5.625%, 3/15/42 (a)	435,000	504,547
Express Scripts Holding Co., 4.80%, 7/15/46	400,000	423,798
Grupo Bimbo SAB de CV, 4.875%, 6/27/44 (a)	250,000	253,246
Johnson & Johnson:
3.55%, 3/1/36	200,000	206,111
4.375%, 12/5/33	200,000	228,097
Kaiser Foundation Hospitals, 3.15%, 5/1/27	319,000	321,338
Kraft Heinz Foods Co.:
3.00%, 6/1/26	350,000	336,246
4.375%, 6/1/46	1,275,000	1,254,526
5.20%, 7/15/45	500,000	549,472
Kroger Co. (The), 3.875%, 10/15/46	450,000	392,864
Massachusetts Institute of Technology, 3.959%, 7/1/38	250,000	270,811
MEDNAX, Inc., 5.25%, 12/1/23 (a)	200,000	210,000
Merck & Co., Inc., 3.70%, 2/10/45	400,000	406,837
PepsiCo, Inc., 4.60%, 7/17/45	365,000	413,342
Pfizer, Inc., 4.00%, 12/15/36	275,000	295,403
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	440,000	434,419
Zoetis, Inc., 4.70%, 2/1/43	210,000	233,156
		9,394,307

Financial - 24.1%
American Financial Group, Inc., 3.50%, 8/15/26	240,000	240,568
American International Group, Inc., 3.90%, 4/1/26	420,000	436,733
American Tower Corp., 3.375%, 10/15/26	850,000	841,475

8 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT'D
Bank of America Corp.:
3.705% to 4/24/27, 4/24/28 (c)	190,000	194,172
3.824% to 1/20/27, 1/20/28 (c)	2,485,000	2,553,886
3.875%, 8/1/25	510,000	534,581
4.183%, 11/25/27	500,000	519,010
6.10% to 3/17/25 (c)(d)	150,000	165,562
Bank of New York Mellon Corp. (The), 3.30%, 8/23/29	443,000	440,716
Capital One Financial Corp.:
3.75%, 7/28/26	665,000	659,532
4.20%, 10/29/25	200,000	205,794
Chubb INA Holdings, Inc., 4.15%, 3/13/43	250,000	267,579
Citigroup, Inc.:
3.668% to 7/24/27, 7/24/28 (c)	900,000	907,798
3.887% to 1/10/27, 1/10/28 (c)	2,370,000	2,434,840
4.60%, 3/9/26	670,000	714,291
6.25% to 8/15/26 (c)(d)	175,000	197,094
Citizens Financial Group, Inc., 4.30%, 12/3/25	590,000	618,436
Credit Acceptance Corp.:
6.125%, 2/15/21	250,000	255,000
7.375%, 3/15/23	160,000	170,000
Crown Castle International Corp.:
3.65%, 9/1/27	312,000	312,334
4.45%, 2/15/26	340,000	360,515
4.75%, 5/15/47	385,000	394,672
Digital Realty Trust LP:
3.70%, 8/15/27	490,000	495,814
4.75%, 10/1/25	415,000	450,300
Goldman Sachs Group, Inc. (The), 3.691% to 6/5/27, 6/5/28 (c)	1,800,000	1,817,218
MetLife, Inc.:
4.05%, 3/1/45	325,000	330,994
5.70%, 6/15/35	175,000	216,449
Morgan Stanley:
3.591% to 7/22/27, 7/22/28 (c)	1,800,000	1,804,636
4.00%, 7/23/25	480,000	506,374
Nationwide Building Society, 4.00%, 9/14/26 (a)	565,000	563,001
Principal Financial Group, Inc., 4.625%, 9/15/42	450,000	496,361
Prudential Financial, Inc.:
4.60%, 5/15/44	200,000	221,090
5.10%, 8/15/43	400,000	465,935
Simon Property Group LP, 4.25%, 11/30/46	255,000	260,837
Synchrony Financial, 3.70%, 8/4/26	535,000	524,741
UniCredit SpA, 5.861% to 6/19/27, 6/19/32 (a)(c)	450,000	472,755
Westpac Banking Corp., 4.322% to 11/23/26, 11/23/31 (c)	420,000	432,149
		22,483,242

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT'D
Industrial - 4.5%
Carlisle Cos., Inc., 3.75%, 11/15/22	430,000	439,583
General Electric Co.:
4.125%, 10/9/42	390,000	412,148
4.50%, 3/11/44	1,000,000	1,122,686
Illinois Tool Works, Inc., 3.90%, 9/1/42	355,000	364,252
Johnson Controls International plc, 4.625%, 7/2/44	550,000	591,483
Masco Corp.:
3.50%, 11/15/27	325,000	322,249
4.45%, 4/1/25	150,000	160,860
4.50%, 5/15/47	257,000	258,596
Xylem, Inc., 4.375%, 11/1/46	475,000	497,734
		4,169,591

Technology - 8.6%
Apple, Inc.:
3.00%, 6/20/27	313,000	313,616
3.45%, 2/9/45	350,000	333,727
Broadridge Financial Solutions, Inc., 3.40%, 6/27/26	500,000	496,180
Dell International LLC / EMC Corp.:
6.02%, 6/15/26 (a)	1,200,000	1,334,414
8.35%, 7/15/46 (a)	130,000	166,592
DXC Technology Co., 4.75%, 4/15/27	1,250,000	1,339,004
Fidelity National Information Services, Inc., 4.50%, 8/15/46	120,000	125,276
Microsoft Corp.:
3.95%, 8/8/56	530,000	547,391
4.45%, 11/3/45	785,000	885,736
Oracle Corp.:
4.00%, 7/15/46	480,000	497,622
4.125%, 5/15/45	650,000	684,707
QUALCOMM, Inc., 3.25%, 5/20/27	300,000	302,797
Seagate HDD Cayman, 4.875%, 6/1/27	1,040,000	982,089
		8,009,151

Utilities - 3.9%
American Water Capital Corp.:
3.75%, 9/1/47	940,000	941,651
4.00%, 12/1/46	500,000	515,139
CMS Energy Corp., 3.00%, 5/15/26	500,000	488,536
Consolidated Edison Co. of New York, Inc.:
4.30%, 12/1/56	260,000	276,751
4.50%, 12/1/45	100,000	110,971
New York State Electric & Gas Corp., 3.25%, 12/1/26 (a)	820,000	828,558
NextEra Energy Operating Partners LP, 4.50%, 9/15/27 (a)	500,000	510,625
		3,672,231

Total Corporate Bonds (Cost $64,651,817)		66,037,897

10 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 16.0%
U.S. Treasury Bonds:
3.00%, 2/15/47	10,845,000	11,150,227
3.00%, 5/15/47	2,925,000	3,008,180
U.S. Treasury Notes, 2.25%, 8/15/27	700,000	695,010

Total U.S. Treasury Obligations (Cost $14,953,162)		14,853,417

ASSET-BACKED SECURITIES - 6.8%
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (a)	427,706	447,828
Citi Held For Asset Issuance:
Series 2015-PM2, Class B, 4.00%, 3/15/22 (a)	206,305	207,581
Series 2015-PM3, Class B, 4.31%, 5/16/22 (a)	436,488	439,681
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (a)	389,025	404,853
Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.21%, 3/15/21 (a)	167,096	167,377
DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47 (a)(e)	425,000	428,556
Driven Brands Funding LLC, Series 2015-1A, Class A2, 5.216%, 7/20/45 (a)	491,250	496,702
FOCUS Brands Funding LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47 (a)	448,875	470,109
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (a)(f)	203,178	203,178
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (a)	500,000	507,829
Skopos Auto Receivables Trust, Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	500,000	503,873
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class B, 5.75%, 5/17/32 (a)(f)	244,048	247,516
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	617,000	624,011
Wendys Funding LLC, Series 2015-1A, Class A23, 4.497%, 6/15/45 (a)	1,176,000	1,210,659

Total Asset-Backed Securities (Cost $6,210,538)		6,359,753

TAXABLE MUNICIPAL OBLIGATIONS - 3.3%
General Obligations - 1.4%
Massachusetts, Green Bonds, 3.277%, 6/1/46	1,300,000	1,251,562

Special Tax Revenue - 1.2%
Connecticut, Special Tax Revenue, 5.459%, 11/1/30 (g)	1,000,000	1,150,180

Water and Sewer - 0.7%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	555,000	615,855

Total Taxable Municipal Obligations (Cost $2,948,259)		3,017,597

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 2.2%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 5.537%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (a)(h)	338,417	346,661
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class B1, (1 mo. USD LIBOR + 4.45%), 3/25/30 (i)	286,666	289,687
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C05, Class 1B1, 4.837%, (1 mo. USD LIBOR + 3.60%), 1/25/30 (h)	670,000	625,082
Series 2017-C05, Class 1M2, 3.437%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (h)	365,000	360,643
Series 2017-C06, Class 1B1, 5.387%, (1 mo. USD LIBOR + 4.15%), 2/25/30 (h)	240,000	233,147
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	214,954	214,591

Total Collateralized Mortgage-Backed Obligations (Cost $2,083,995)		2,069,811

SOVEREIGN GOVERNMENT BONDS - 0.3%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	300,000	311,625

Total Sovereign Government Bonds (Cost $299,659)		311,625

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.2%
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	215,195	215,195

Total Commercial Mortgage-Backed Securities (Cost $215,292)		215,195

FLOATING RATE LOANS (j) - 0.0% (k)
Financial - 0.0% (k)
Alliance Mortgage Investments Term Loan, 0.00%, 6/1/10 (l)(m)(n)	4,817	76

Total Floating Rate Loans (Cost $4,817)		76

TIME DEPOSIT - 0.5%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	483,816	483,816

Total Time Deposit (Cost $483,816)		483,816

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	168,490	168,490

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $168,490)		168,490

TOTAL INVESTMENTS (Cost $92,019,845) - 100.4%		93,517,677
Other assets and liabilities, net - (0.4%)		(334,385)
NET ASSETS - 100.0%		93,183,292

12 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $12,830,316, which represents 13.8% of the net assets of the Fund as of September 30, 2017.

(b) Security, or portion of security, is on loan. Total value of securities on loan is $164,470 as of September 30, 2017.
(c) Security converts to floating rate after the indicated fixed-rate coupon period.
(d) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(e) When-issued security.
(f) Multi-step coupon security. The interest rate disclosed is that which is in effect on September 30, 2017.
(g) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(h) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2017.
(i) When-issued, variable rate security whose interest rate will be determined after September 30, 2017.
(j) Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(k) Amount is less than 0.05%.
(l) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(m) Restricted security. Total market value of restricted securities amounts to $76, which represents less than 0.05% of the net assets of the Fund as of September 30, 2017.
(n) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

Abbreviations:
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Ultra-Long Treasury Bond	9	12/17	$1,486,125	($27,370)

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	4,817
See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 13

CALVERT LONG-TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $92,019,845) - including $164,470 of securities on loan	$93,517,677
Receivable for variation margin on open futures contracts	3,656
Receivable for investments sold	318,610
Receivable for capital shares sold	218,877
Interest receivable	829,419
Securities lending income receivable	27
Deposits for futures contracts	33,300
Trustees' deferred compensation plan	57,398
Total assets	94,978,964

LIABILITIES
Payable for when-issued securities	711,666
Payable for capital shares redeemed	724,591
Deposits for securities loaned	168,490
Payable to affiliates:
Investment advisory fee	30,959
Administrative fee	9,073
Distribution and service fees	16,661
Sub-transfer agency fee	1,069
Trustees' deferred compensation plan	57,398
Other	6,301
Accrued expenses	69,464
Total liabilities	1,795,672
NET ASSETS	$93,183,292

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$93,064,500
Accumulated undistributed net investment income	578
Accumulated net realized loss	(1,352,248)
Net unrealized appreciation (depreciation)	1,470,462
Total	$93,183,292

NET ASSET VALUE PER SHARE
Class A (based on net assets of $80,059,609 and 4,680,944 shares outstanding)	$17.10
Class I (based on net assets of $13,123,683 and 767,136 shares outstanding)	$17.11

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$17.77
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

14 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Interest income	$3,551,225
Securities lending income, net	1,276
Total investment income	3,552,501

EXPENSES
Investment advisory fee	341,355
Administrative fee	102,407
Distribution and service fees:
Class A	191,972
Trustees' fees and expenses	6,991
Custodian fees	22,380
Transfer agency fees and expenses:
Class A	118,844
Class I	4,546
Accounting fees	36,663
Professional fees	33,179
Registration fees:
Class A	26,300
Class I	16,540
Reports to shareholders	17,447
Miscellaneous	22,030
Total expenses	940,654
Waiver and/or reimbursement of expenses by affiliates	(107,027)
Reimbursement of expenses-other	(1,046)
Net expenses	832,581
Net investment income (loss)	2,719,920

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	(828,104)
Futures contracts	(408,239)
(1,236,343)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(1,102,226)
Futures contracts	38,214
(1,064,012)

Net realized and unrealized gain (loss)	(2,300,355)

Net increase (decrease) in net assets resulting from operations	$419,565
See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 15

CALVERT LONG-TERM INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$2,719,920	$2,247,410
Net realized gain (loss)	(1,236,343)	3,498,676
Net change in unrealized appreciation (depreciation)	(1,064,012)	3,726,100
Net increase (decrease) in net assets resulting from operations	419,565	9,472,186

Distributions to shareholders from:
Net investment income:
Class A shares	(2,401,625)	(2,246,958)
Class I shares	(315,903)	(3,348)
Net realized gain:
Class A shares	(2,949,061)	—
Class I shares	(87,936)	—
Total distributions to shareholders	(5,754,525)	(2,250,306)

Capital share transactions:
Class A shares	(3,700,463)	3,462,428
Class I shares	12,450,914	266,304
Net increase (decrease) in net assets from capital share transactions	8,750,451	3,728,732

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,415,491	10,950,612

NET ASSETS
Beginning of year	89,767,801	78,817,189
End of year (including accumulated undistributed (distributions in excess of) net investment income of $578 and ($788), respectively)	$93,183,292	$89,767,801
See notes to financial statements.

16 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$18.22	$16.59	$17.21	$16.31	$18.89
Income from investment operations:
Net investment income (a)	0.53	0.49	0.47	0.54	0.54
Net realized and unrealized gain (loss)	(0.49)	1.63	(0.23)	1.25	(1.47)
Total from investment operations	0.04	2.12	0.24	1.79	(0.93)
Distributions from:
Net investment income	(0.53)	(0.49)	(0.48)	(0.55)	(0.55)
Net realized gain	(0.63)	—	(0.38)	(0.34)	(1.10)
Total distributions	(1.16)	(0.49)	(0.86)	(0.89)	(1.65)
Total increase (decrease) in net asset value	(1.12)	1.63	(0.62)	0.90	(2.58)
Net asset value, ending	$17.10	$18.22	$16.59	$17.21	$16.31
Total return (b)	0.63%	13.00%	1.25%	11.36%	(5.42%)
Ratios to average net assets: (c)
Total expenses	1.12%	1.15%	1.29%	1.27%	1.28%
Net expenses	1.02%	1.12%	1.25%	1.25%	1.25%
Net investment income	3.14%	2.83%	2.74%	3.26%	3.03%
Portfolio turnover	86%	244%	290%	289%	272%
Net assets, ending (in thousands)	$80,060	$89,470	$78,792	$82,489	$112,979

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 17

CALVERT LONG-TERM INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,		Period Ended September 30,
CLASS I SHARES	2017	2016	2015(a)
Net asset value, beginning	$18.22	$16.59	$18.35
Income from investment operations:
Net investment income (b)	0.61	0.59	0.40
Net realized and unrealized gain (loss)	(0.48)	1.63	(1.79)
Total from investment operations	0.13	2.22	(1.39)
Distributions from:
Net investment income	(0.61)	(0.59)	(0.37)
Net realized gain	(0.63)	—	—
Total distributions	(1.24)	(0.59)	(0.37)
Total increase (decrease) in net asset value	(1.11)	1.63	(1.76)
Net asset value, ending	$17.11	$18.22	$16.59
Total return (c)	1.17%	13.65%	(7.60%)
Ratios to average net assets: (d)
Total expenses	0.93%	19.58%	167.76%	(e)
Net expenses	0.55%	0.55%	0.55%	(e)
Net investment income	3.60%	3.36%	3.57%	(e)
Portfolio turnover	86%	244%	290%
Net assets, ending (in thousands)	$13,124	$298	$25

(a) From January 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

18 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Fund (the “Trust”) was organized as a Massachusetts business trust on March 15, 1982, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest, without par value. Such shares may be issued in a number of different series and classes. The Trust operates five (5) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert Long-Term Income Fund (the “Fund”).
The Fund is diversified. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investments in longer-dated securities. The Fund invests primarily in investment grade, U.S. dollar denominated securities.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund's investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 19 with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
The Calvert Funds adopted amended Valuation Policies and Procedures effective June 21, 2017. The amended Valuation Policies and Procedures primarily changed from the use of bid price to the mean of the bid and asked price for debt securities and resulted in an increase in the Fund's NAV per share of $0.03.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund's holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2	LEVEL 3*	TOTAL
Corporate Bonds	$—	$66,037,897	$—	$66,037,897
U.S. Treasury Obligations	—	14,853,417	—	14,853,417
Asset-Backed Securities	—	6,359,753	—	6,359,753
Taxable Municipal Obligations	—	3,017,597	—	3,017,597
Collateralized Mortgage-Backed Obligations	—	2,069,811	—	2,069,811
Sovereign Government Bonds	—	311,625	—	311,625
Commercial Mortgage-Backed Securities	—	215,195	—	215,195
Floating Rate Loans	—	—	76	76
Time Deposit	—	483,816	—	483,816
Short Term Investment of Cash Collateral for Securities Loaned	168,490	—	—	168,490
TOTAL	$168,490	$93,349,111	$76	$93,517,677

DERIVATIVE INSTRUMENTS - LIABILITIES
Futures Contracts**	($27,370)	$—	$—	($27,370)

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.

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Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Floating Rate Loans: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

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Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
When-Issued Securities and Delayed Delivery Transactions: The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the "Transaction").
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.40% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the same annual rate as the Fund’s investment advisory agreement with CRM. For the year ended September 30, 2017, the investment advisory fee amounted to $341,355, of which $257,239 was paid to CRM and $84,116 was paid to CIM.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.00% and 0.55% (0.92% and 0.55% effective October 1, 2017) for Class A and Class I, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. Prior to December 31, 2016, CIM contractually agreed to limit net annual fund operating expenses to 1.25% and 0.55% for Class A and Class I, respectively, of such class’ average daily assets. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $100,476 and CIM waived or reimbursed expenses of $4,841.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018 for Class I. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund's average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% for the period October 1, 2016 through December 30, 2016 for Class I. For the year ended September 30, 2017, CRM was paid administrative fees of $77,172, of which $1,620 were waived and CIAS was paid administrative fees of $25,235, of which $90 were waived.
As of December 31, 2016, the Fund has in effect a new distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Trustees and shareholders of the Fund. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Fund had in effect a distribution plan for Class A shares which permitted the Fund to pay certain expenses associated with the distribution and servicing of its Class A shares not to exceed 0.50% of the Fund’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $191,972 or 0.25% per annum of Class A’s average daily net assets, of which $140,528 was paid to EVD and $51,444 was paid to CID.
The Fund was informed that EVD and CID received $11,713 and $6,439, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $399 and $0, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.

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Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $9,427 and shareholder servicing fees paid to CIS were $3,569. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Trustee of the Fund who was not an employee of CIM or its affiliates received a fee of $2,000 for each Board and Committee meeting attended plus an annual fee of $45,000. The Board and Committee chairs received an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than the CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $1,046, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, and including paydowns, were $40,757,144 and $38,146,357, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $41,171,324 and $34,163,779, respectively.
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,
	2017	2016
Distributions declared from:
Ordinary income	$5,001,084	$2,250,306
Long-term capital gains	$753,441	$—
During the year ended September 30, 2017, accumulated net realized loss was decreased by $1,026 and accumulated undistributed net investment income was decreased by $1,026 due to differences between book and tax accounting, primarily for paydown gain (loss) and dividend redesignations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$578
Deferred capital losses	($1,379,580)
Net unrealized appreciation (depreciation)	$1,497,794
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales and futures contracts.
At September 30, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $1,379,580 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the

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Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2017, $1,379,580 are short-term.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$92,019,883
Gross unrealized appreciation	$2,142,626
Gross unrealized depreciation	(644,832)
Net unrealized appreciation (depreciation)	$1,497,794
NOTE D — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2017 is included in the Schedule of Investments. During the year ended September 30, 2017, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.
At September 30, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Net unrealized appreciation (depreciation)	$—	*	($27,370)	*

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	($408,239)	$38,214
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2017 was approximately $8,933,000 and $106,000, respectively.
NOTE E — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending

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agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan, including accrued interest, was $164,728 and the total value of collateral received was $168,490.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$168,490	$—	$—	$—	$168,490
Total					$168,490
The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE F — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $30,865 and 2.04%, respectively.
NOTE G — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,117,554	$35,797,442	3,030,630	$53,295,224
Reinvestment of distributions	301,358	4,982,612	121,851	2,106,523
Shares redeemed	(2,649,038)	(44,480,517)	(2,992,060)	(51,939,319)
Net increase (decrease)	(230,126)	($3,700,463)	160,421	$3,462,428

Class I
Shares sold	864,278	$14,368,012	14,666	$263,183
Reinvestment of distributions	24,201	403,839	186	3,348
Shares redeemed	(137,699)	(2,320,937)	(12)	(227)
Net increase	750,780	$12,450,914	14,840	$266,304

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NOTE H — REGULATORY MATTERS
On October 18, 2016, the Securities and Exchange Commission (SEC) issued an administrative order (“Order”) relating to the improper valuation of certain securities held by the Fund by CIM (the Fund’s adviser prior to December 31, 2016) between March 18, 2008 and October 18, 2011. Pursuant to the Order, CIM is required to make distributions to affected shareholders to remediate the improper valuation. The distributions required to be made by CIM to affected shareholders are the obligations of CIM and will not have an impact on the Fund’s net assets.
On May 2, 2017, the SEC issued an administrative order (“Order”) relating to the improper use of Calvert Fund assets by CIM and CID, the Calvert Funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of Fund expense caps. Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert Funds, including the Fund’s shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on the Fund’s net assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2017, $753,441 or, if subsequently determined to be different, the net capital gain of such year.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III(2) 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Trustee	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 29

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Fund because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock, Dominguez, and Jones and Mr. Harper began serving as Trustees effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

30 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (Unaudited) 31

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CALVERT LONG-TERM INCOME FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24181 9.30.17

Calvert Ultra-Short Duration Income Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Federal Tax Information
28	Management and Organization
30	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

For the one year period ended September 30, 2017, U.S. investment-grade, fixed income securities advanced slightly overall, with the Bloomberg Barclays U.S. Aggregate Bond Index[2] inching up 0.07%. U.S. investment-grade, fixed income securities managed to generate a modest positive return, as coupon income more than offset the negative price effects of rising interest rates. However, this relatively temperate return belied the market’s underlying volatility for bond investors.
Leading into the period, remarks by the Federal Reserve Board (the Fed), the European Central Bank and the Bank of Japan seemed to indicate that interest rates might begin to rise sooner than markets had anticipated. As a result, U.S. Treasury and corporate rates crept upward in the final months of 2016.
In November 2016, the orderly rise in U.S. Treasury yields turned more volatile after Donald Trump’s upset win in the U.S. presidential election. Many believed his plans to lower taxes, increase infrastructure spending and roll back regulations could lead to higher economic growth and inflation expectations, which in turn drove the 10-year U.S. Treasury yield 85 basis points higher during the fourth quarter of 2016. This move was the largest quarterly percentage change in the 10-year U.S. Treasury yield in more than five decades. As a result, bond prices tumbled, and the yield curve steepened.
Over the next several months, longer-term interest rates started to reverse course, despite a December 2016 Fed rate hike and two subsequent hikes in 2017. Mixed U.S. economic data, along with worries that President Trump’s pro-business agenda would be delayed and possibly derailed, put downward pressure on long-term rates. As a result, during the first half of 2017, U.S. Treasury and corporate bond prices recovered some of their previous losses. Toward the end of the period, increasing geopolitical tension between the U.S. and North Korea and devastating hurricanes in the U.S. drove investors toward the perceived safety of U.S. Treasurys, putting further downward pressure on interest rates. However, market reaction to these events was modest and fleeting.
Late in the period, the Fed appeared poised to continue to gradually raise rates, with one more hike anticipated in 2017 and three in 2018, despite inflation remaining below the central bank’s 2% target level. In addition, in September 2017, the Fed disclosed details of its plan to begin paring back its balance sheet, starting in October 2017 at the modest pace of $10 billion per month.
Despite the sharp rise in U.S. Treasury yields in the fourth quarter of 2016, the 10-year Treasury ended the 1-year period at 2.33%, modestly up from 1.60% at the beginning. Corporate bonds during the period benefited from tighter credit spreads — the yield difference between corporate bonds and U.S. Treasurys of similar maturities. Spread tightening helped corporate bonds outperform U.S. Treasurys over the period, with longer maturity bonds producing the most excess returns. On average, lower quality BBB-rated[5] issues notably outperformed higher quality A- and AA-rated bonds during the period. Investment-grade corporate spreads also tightened as their yields declined from 1.43% to 1.07% during the 12-month period.

Spreads of high-yield issues also tightened as their yields fell from 6.24% at the beginning of the period to 5.53% at the end.
Fund Performance

For the fiscal year ended September 30, 2017, Calvert Ultra-Short Duration Income Fund (the Fund) Class A shares at net asset value (NAV) returned 1.42%, outperforming the benchmark, the Bloomberg Barclays 9-12 Months Short Treasury Index (the Index), which returned 0.67%.
Allocations to investment-grade corporate bonds and securitized assets, neither of which are in the Index, accounted for most of the Fund’s outperformance versus the Index during the period. The Fund’s allocations to out-of-Index, high-yield securities were also beneficial to performance versus the Index. These sectors outperformed as U.S. Treasurys were negatively affected by increases in short-term interest rates. Within investment-grade corporate bonds, which comprised more than half of the Fund’s portfolio, allocations to the banking, communications and technology sectors contributed most to Index-relative performance. Within securitized assets, allocations to consumer-related, asset-backed securities and non-agency, commercial mortgage-backed securities were particularly beneficial to Index-relative performance.
Our shorter-than-Index duration[6] positioning in the Fund also enhanced performance versus the Index as short-term interest rates continued to increase. During the fiscal year, the Federal Open Market Committee delivered three additional interest-rate hikes as it continued the process of normalizing monetary policy. We continued to favor exposure to floating-rate securities — to benefit from higher short-term interest rates — and increased the Fund’s allocation to these securities as of the end of the period. We also maintained an allocation to short-maturity U.S. Treasurys as a means of potentially reducing risk and increasing liquidity as the differences in yields between lower- and higher-quality credit securities narrowed significantly.
As we look ahead, we believe that there is considerable uncertainty about fiscal policy, the composition of the Federal Open Market Committee, and geopolitical issues. In our opinion, there is more room for negative surprises than positive ones. Combined with what we believe are full valuations and peak global liquidity in the fixed-income markets, we think that risk markets[7] could be vulnerable to an interruption in their exceptional run.
Against this backdrop, at the end of the period, we sought to position the Fund more defensively. We believe that the yield curve appears to be underpricing Federal Reserve interest-rate hikes, and the differences in yields between lower- and higher-quality credit securities are very narrow. We therefore shortened the Fund’s duration, although not dramatically so given our view that growth and inflation will remain low over the long run. We also moved up the quality spectrum to include more short-term, higher-quality bonds in the Fund, favoring highly liquid issues. We believe that this more defensive posture will benefit Fund returns if, as we expect, global monetary tightening challenges expensive valuations.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/2006	10/31/2006	1.42%	1.00%	2.13%
Class A with 1.25% Maximum Sales Charge	—	—	0.14	0.74	2.00
Class I at NAV	01/31/2014	10/31/2006	1.75	1.25	2.26
Class Y at NAV	05/28/2010	10/31/2006	1.71	1.24	2.30

Bloomberg Barclays 9-12 Months Short Treasury Index	—	—	0.67%	0.41%	1.02%

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class Y
Gross			0.82%	0.52%	0.52%
Net			0.77	0.50	0.52

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	9/30/2007	$312,608	N.A.
Class Y	$10,000	9/30/2007	$12,562	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)

Corporate Bonds	56.2%
Asset-Backed Securities	23.2%
Collateralized Mortgage-Backed Obligations	9.1%
U.S. Treasury Obligations	6.4%
Commercial Mortgage-Backed Securities	2.6%
Time Deposit	1.1%
Municipal Obligations	0.7%
Convertible Bonds	0.7%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays 9-12 Months Short Treasury Index measures the performance of U.S Treasury bills, notes, and bonds with a maturity between nine and twelve months. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I and Class Y is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective November 6, 2017, Class I shares have an initial investment minimum of $250,000.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]    Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[6]  Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[7] Risk asset is a term broadly used to describe any asset that is not a high-quality government bond. A risk market refers to markets in these assets.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 6, 2017, the name of Calvert Ultra-Short Duration Income Fund was changed from Calvert Ultra-Short Income Fund.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,007.30	$3.87**	0.77%
Class I	$1,000.00	$1,008.90	$2.27**	0.45%
Class Y	$1,000.00	$1,008.60	$2.57**	0.51%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.21	$3.90**	0.77%
Class I	$1,000.00	$1,022.81	$2.28**	0.45%
Class Y	$1,000.00	$1,022.51	$2.59**	0.51%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

CALVERT ULTRA-SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 56.4%
Communications - 7.4%
AT&T, Inc.:
1.40%, 12/1/17	4,996,000	4,995,502
1.987%, (3 mo. USD LIBOR + 0.67%), 3/11/19 (a)	10,879,000	10,934,886
2.202%, (3 mo. USD LIBOR + 0.89%), 2/14/23 (a)	6,535,000	6,525,369
2.263%, (3 mo. USD LIBOR + 0.93%), 6/30/20 (a)	2,000,000	2,027,888
BellSouth LLC, 4.285%, 4/26/21 (b)	5,800,000	5,884,276
DISH DBS Corp., 4.25%, 4/1/18	1,625,000	1,641,250
eBay, Inc.:
1.791%, (3 mo. USD LIBOR + 0.48%), 8/1/19 (a)	12,142,000	12,168,300
2.50%, 3/9/18	5,000,000	5,019,901
Verizon Communications, Inc.:
1.865%, (3 mo. USD LIBOR + 0.55%), 5/22/20 (a)	8,000,000	8,014,119
2.091%, (3 mo. USD LIBOR + 0.77%), 6/17/19 (a)	3,675,000	3,707,555
2.321%, (3 mo. USD LIBOR + 1.00%), 3/16/22 (a)	6,000,000	6,090,728
		67,009,774

Consumer, Cyclical - 8.3%
Daimler Finance North America LLC:
1.562%, (3 mo. USD LIBOR + 0.25%), 11/5/18 (a)(b)	7,000,000	7,003,177
1.875%, 1/11/18 (b)	4,980,000	4,984,713
Ford Motor Credit Co. LLC:
2.10%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (a)	16,525,000	16,550,765
2.14%, (3 mo. USD LIBOR + 0.83%), 3/12/19 (a)	13,495,000	13,562,489
2.243%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (a)	12,000,000	12,086,862
2.93%, (3 mo. USD LIBOR + 1.58%), 1/8/19 (a)	2,000,000	2,028,878
Hyundai Capital America, 2.125%, 10/2/17 (b)	10,000,000	10,000,000
Newell Brands, Inc., 2.05%, 12/1/17	5,510,000	5,514,531
Wyndham Worldwide Corp., 2.50%, 3/1/18	3,435,000	3,441,714
		75,173,129

Consumer, Non-cyclical - 3.7%
Conagra Foods, Inc., 1.90%, 1/25/18	1,772,000	1,771,615
ERAC USA Finance LLC, 6.375%, 10/15/17 (b)	980,000	981,459
Kraft Heinz Foods Co.:
1.729%, (3 mo. USD LIBOR + 0.42%), 8/9/19 (a)	4,300,000	4,304,673
1.879%, (3 mo. USD LIBOR + 0.57%), 2/10/21 (a)	6,500,000	6,509,009
2.129%, (3 mo. USD LIBOR + 0.82%), 8/10/22 (a)	3,000,000	3,004,821
Mondelez International Holdings Netherlands BV, 1.924%, (3 mo. USD LIBOR + 0.61%), 10/28/19 (a)(b)	2,000,000	2,008,991

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Mondelez International, Inc., 1.831%, (3 mo. USD LIBOR + 0.52%), 2/1/19 (a)	3,618,000	3,626,669
Moody's Corp., 1.666%, (3 mo. USD LIBOR + 0.35%), 9/4/18 (a)	4,000,000	4,007,607
Western Union Co. (The), 2.875%, 12/10/17	7,680,000	7,697,496
		33,912,340

Financial - 28.8%
Air Lease Corp., 2.125%, 1/15/18	3,430,000	3,433,972
Ally Financial, Inc.:
3.25%, 2/13/18	5,250,000	5,291,606
6.25%, 12/1/17	8,000,000	8,056,000
Bank of America Corp.:
1.967%, (3 mo. USD LIBOR + 0.66%), 7/21/21 (a)	17,450,000	17,498,249
1.971%, (3 mo. USD LIBOR + 0.65%), 10/1/21 (a)	4,500,000	4,515,540
2.205%, (3 mo. USD LIBOR + 0.87%), 4/1/19 (a)	3,500,000	3,532,263
2.487%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (a)	4,000,000	4,068,349
Bank of Montreal:
1.567%, (3 mo. USD LIBOR + 0.25%), 9/11/19 (a)	12,000,000	11,999,444
1.76%, (3 mo. USD LIBOR + 0.44%), 6/15/20 (a)	15,000,000	15,040,060
Capital One Financial Corp., 2.069%, (3 mo. USD LIBOR + 0.76%), 5/12/20 (a)	5,000,000	5,027,323
Capital One NA:
1.65%, 2/5/18	8,000,000	7,999,548
2.082%, (3 mo. USD LIBOR + 0.765%), 9/13/19 (a)	15,000,000	15,102,758
2.132%, (3 mo. USD LIBOR + 0.82%), 8/8/22 (a)	4,380,000	4,367,022
2.35%, 8/17/18	5,000,000	5,021,707
Citibank NA, 1.81%, (3 mo. USD LIBOR + 0.50%), 6/12/20 (a)	11,600,000	11,659,959
Citigroup, Inc., 2.624%, (3 mo. USD LIBOR + 1.31%), 10/26/20 (a)	5,000,000	5,110,904
Citizens Bank NA:
1.856%, (3 mo. USD LIBOR + 0.54%), 3/2/20 (a)	3,750,000	3,753,091
1.887%, (3 mo. USD LIBOR + 0.57%), 5/26/20 (a)	3,000,000	3,007,428
Citizens Financial Group, Inc., 5.158% to 6/29/18, 6/29/23 (c)	1,540,000	1,570,970
Commonwealth Bank of Australia:
1.721%, (3 mo. USD LIBOR + 0.40%), 9/18/20 (a)(b)	7,000,000	7,005,336
1.767%, (3 mo. USD LIBOR + 0.45%), 3/10/20 (a)(b)	10,000,000	10,032,924
Danske Bank AS, 1.826%, (3 mo. USD LIBOR + 0.51%), 3/2/20 (a)(b)	7,000,000	7,019,692
Discover Bank, 2.00%, 2/21/18	7,195,000	7,206,400
Goldman Sachs Group, Inc. (The), 2.06%, (3 mo. USD LIBOR + 0.73%), 12/27/20 (a)	12,473,000	12,527,025
iStar, Inc.:
4.00%, 11/1/17	2,102,000	2,103,892
4.875%, 7/1/18	7,000,000	7,089,950
MetLife, Inc., 1.756%, 12/15/17	7,333,000	7,338,044
Morgan Stanley:
1.875%, 1/5/18	2,370,000	2,372,480
2.053%, (3 mo. USD LIBOR + 0.74%), 7/23/19 (a)	11,850,000	11,932,675
2.109%, (3 mo. USD LIBOR + 0.80%), 2/14/20 (a)	23,260,000	23,374,375
Select Income REIT, 2.85%, 2/1/18	7,485,000	7,502,519
Synchrony Financial, 2.711%, (3 mo. USD LIBOR + 1.40%), 11/9/17 (a)	11,500,000	11,512,130

8 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Westpac Banking Corp.:
1.746%, (3 mo. USD LIBOR + 0.43%), 3/6/20 (a)	4,000,000	4,013,847
2.041%, (3 mo. USD LIBOR + 0.71%), 6/28/22 (a)	5,000,000	5,021,818
		262,109,300

Industrial - 0.4%
Corning, Inc., 1.45%, 11/15/17	3,400,000	3,398,319

Technology - 7.8%
Dell International LLC / EMC Corp., 3.48%, 6/1/19 (b)	6,000,000	6,117,244
DXC Technology Co., 2.266%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (a)	24,000,000	24,094,106
EMC Corp., 1.875%, 6/1/18	4,300,000	4,283,453
Hewlett Packard Enterprise Co.:
2.45%, 10/5/17	5,373,000	5,373,256
2.85%, 10/5/18	11,468,000	11,585,153
3.041%, (3 mo. USD LIBOR + 1.74%), 10/5/17 (a)	1,000,000	1,000,069
3.273%, (3 mo. USD LIBOR + 1.93%), 10/5/18 (a)	1,000,000	1,015,590
IBM Credit LLC, 1.467%, (3 mo. USD LIBOR + 0.15%), 9/6/19 (a)	12,000,000	12,017,604
QUALCOMM, Inc.:
1.676%, (3 mo. USD LIBOR + 0.36%), 5/20/19 (a)	2,100,000	2,108,581
1.766%, (3 mo. USD LIBOR + 0.45%), 5/20/20 (a)	3,000,000	3,020,164
		70,615,220

Total Corporate Bonds (Cost $510,806,036)		512,218,082

ASSET-BACKED SECURITIES - 23.2%
Automobile - 5.8%
Avis Budget Rental Car Funding AESOP LLC:
Series 2012-3A, Class A, 2.10%, 3/20/19 (b)	6,257,000	6,263,577
Series 2013-1A, Class A, 1.92%, 9/20/19 (b)	17,460,000	17,459,062
CarFinance Capital Auto Trust:
Series 2014-2A, Class A, 1.44%, 11/16/20 (b)	791,283	790,881
Series 2015-1A, Class A, 1.75%, 6/15/21 (b)	2,515,863	2,515,405
Chesapeake Funding II LLC, Series 2017-3A, Class A2, 1.579%, (1 mo. USD LIBOR + 0.34%), 8/15/29 (a)(b)	7,940,000	7,952,248
Flagship Credit Auto Trust:
Series 2014-2, Class A, 1.43%, 12/16/19 (b)	98,582	98,585
Series 2015-3, Class A, 2.38%, 10/15/20 (b)	808,315	811,080
Hertz Fleet Lease Funding LP, Series 2017-1, Class A1, 1.885%, (1 mo. USD LIBOR + 0.65%), 4/10/31 (a)(b)	8,250,000	8,262,098
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.04%, 1/15/21 (b)	866,043	866,593
OSCAR US Funding Trust VII LLC, Series 2017-2A, Class A2B, 1.904%, (1 mo. USD LIBOR + 0.65%), 11/10/20 (a)(b)	7,500,000	7,515,795

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Skopos Auto Receivables Trust:
Series 2015-1A, Class A, 3.10%, 12/15/23 (b)	297,719	297,827
Series 2015-2A, Class A, 3.55%, 2/15/20 (b)	294,810	294,876
		53,128,027

Consumer Loan - 11.2%
Avant Loans Funding Trust, Series 2017-A, Class A, 2.41%, 3/15/21 (b)	9,690,393	9,710,062
Citi Held For Asset Issuance:
Series 2015-PM2, Class B, 4.00%, 3/15/22 (b)	3,577,850	3,599,968
Series 2015-PM3, Class B, 4.31%, 5/16/22 (b)	2,968,120	2,989,834
Conn Funding II LP:
Series 2016-B, Class A, 3.73%, 10/15/18 (b)	1,173,088	1,174,001
Series 2017-A, Class A, 2.73%, 7/15/19 (b)	2,307,962	2,309,418
Consumer Loan Underlying Bond Credit Trust:
Series 2017-NP1, Class A, 2.39%, 4/17/23 (b)	5,297,303	5,300,943
Series 2017-P1, Class A, 2.42%, 9/15/23 (b)	8,460,000	8,454,052
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (b)	68,491	68,603
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)	10,268	10,269
Series 2014-1A, Class B, 3.24%, 6/18/24 (b)	1,760,000	1,761,213
Series 2014-2A, Class A, 2.47%, 9/18/24 (b)	8,653,275	8,673,970
Series 2015-1A, Class A, 3.19%, 3/18/26 (b)	8,483,000	8,576,369
Series 2015-2A, Class A, 2.57%, 7/18/25 (b)	10,623,554	10,656,523
Series 2017-1A, Class A2, 2.039%, (1 mo. USD LIBOR + 0.80%), 9/14/32 (a)(b)	4,150,000	4,160,429
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class A, 2.56%, 6/15/23 (b)	19,618,072	19,701,770
Series 2017-2A, Class A, 2.41%, 9/15/23 (b)	14,770,000	14,795,257
		101,942,681

Other - 3.8%
Colony American Homes, Series 2014-1A, Class B, 2.584%, (1 mo. USD LIBOR + 1.35%), 5/17/31 (a)(b)	3,750,000	3,757,327
DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/45 (b)	14,683,500	14,738,773
Dell Equipment Finance Trust:
Series 2015-2, Class A3, 1.72%, 9/22/20 (b)	3,672,147	3,673,468
Series 2017-1, Class A1, 1.35%, 5/22/18 (b)	5,989,538	5,990,500
Invitation Homes Trust, Series 2014-SFR2, Class A, 2.335%, (1 mo. USD LIBOR + 1.10%), 9/17/31 (a)(b)	3,320,261	3,332,960
Sierra Timeshare Receivables Funding LLC:
Series 2012-3A, Class B, 2.66%, 8/20/29 (b)	926,053	926,180
Series 2013-1A, Class B, 2.39%, 11/20/29 (b)	631,757	631,728
Series 2013-3A, Class B, 2.70%, 10/20/30 (b)	454,339	454,770
Series 2014-1A, Class A, 2.07%, 3/20/30 (b)	532,403	531,735
Series 2014-1A, Class B, 2.42%, 3/20/30 (b)	310,892	310,627
		34,348,068

10 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Student Loan - 2.4%
Social Professional Loan Program LLC:
Series 2014-A, Class A1, 2.832%, (1 mo. USD LIBOR + 1.60%), 6/25/25 (a)(b)	2,204,441	2,239,935
Series 2014-B, Class A1, 2.482%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (a)(b)	1,193,557	1,208,466
Series 2015-A, Class A1, 2.432%, (1 mo. USD LIBOR + 1.20%), 3/25/33 (a)(b)	1,340,162	1,361,853
Series 2016-B, Class A1, 2.437%, (1 mo. USD LIBOR + 1.20%), 6/25/33 (a)(b)	646,716	657,553
Series 2016-B, Class A2A, 1.68%, 3/25/31 (b)	2,522,946	2,523,001
Series 2016-C, Class A2A, 1.48%, 5/26/31 (b)	1,351,581	1,348,890
Series 2016-E, Class A2A, 1.63%, 1/25/36 (b)	12,209,778	12,198,691
		21,538,389

Total Asset-Backed Securities (Cost $210,664,769)		210,957,165

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 9.2%
Bayview Opportunity Master Fund IVb Trust, Series 2016-CRT1, Class M1, 2.987%, (1 mo. USD LIBOR + 1.75%), 10/27/27 (a)(b)	4,176,437	4,176,469
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA1, Class M1, 2.437%, (1 mo. USD LIBOR + 1.20%), 7/25/29 (a)	2,888,627	2,921,495
Series 2017-DNA2, Class M1, 2.437%, (1 mo. USD LIBOR + 1.20%), 10/25/29 (a)	5,280,355	5,342,096
Series 2017-HQA1, Class M1, 2.437%, (1 mo. USD LIBOR + 1.20%), 8/25/29 (a)	2,867,066	2,891,176
Series 2017-HQA2, Class M1, 2.037%, (1 mo. USD LIBOR + 0.80%), 12/25/29 (a)	2,944,977	2,952,045
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2016-C03, Class 1M1, 3.237%, (1 mo. USD LIBOR + 2.00%), 10/25/28 (a)	5,299,412	5,390,074
Series 2016-C03, Class 2M1, 3.437%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (a)	2,671,542	2,698,797
Series 2016-C07, Class 2M1, 2.537%, (1 mo. USD LIBOR + 1.30%), 5/25/29 (a)	6,807,109	6,841,239
Series 2017-C01, Class 1M1, 2.537%, (1 mo. USD LIBOR + 1.30%), 7/25/29 (a)	6,851,308	6,917,810
Series 2017-C02, Class 2M1, 2.387%, (1 mo. USD LIBOR + 1.15%), 9/25/29 (a)	2,310,856	2,327,687
Series 2017-C04, Class 2M1, 2.087%, (1 mo. USD LIBOR + 0.85%), 11/25/29 (a)	5,258,179	5,274,108
Series 2017-C05, Class 1M1, 1.787%, (1 mo. USD LIBOR + 0.55%), 1/25/30 (a)	22,320,201	22,314,520
Series 2017-C06, Class 1M1, 1.987%, (1 mo. USD LIBOR + 0.75%), 2/25/30 (a)	7,996,674	8,009,349
Motel 6 Trust, Series 2017-MTL6, Class A, 2.154%, (1 mo. USD LIBOR + 0.92%), 8/15/34 (a)(b)	5,000,000	5,016,720

Total Collateralized Mortgage-Backed Obligations (Cost $82,682,905)		83,073,585

U.S. TREASURY OBLIGATIONS - 6.5%
U.S. Treasury Notes, 0.75%, 9/30/18	59,000,000	58,648,535

Total U.S. Treasury Obligations (Cost $58,662,654)		58,648,535

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.6%
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class B, 2.734%, (1 mo. USD LIBOR + 1.50%), 9/15/26 (a)(b)	2,000,000	2,004,310
BBCMS Trust, Series 2015-RRI, Class B, 2.934%, (1 mo. USD LIBOR + 1.70%), 5/15/32 (a)(b)	3,500,000	3,512,973
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.543%, 4/20/50 (b)	1,281,770	1,276,693

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D
COMM Mortgage Trust:
Series 2013-THL, Class A2, 2.282%, (1 mo. USD LIBOR + 1.05%), 6/8/30 (a)(b)	1,943,283	1,944,557
Series 2013-THL, Class B, 2.838%, (1 mo. USD LIBOR + 1.60%), 6/8/30 (a)(b)	5,000,000	4,986,540
Credit Suisse Mortgage Capital Trust, Series 2015-TOWN, Class A, 2.489%, (1 mo. USD LIBOR + 1.25%), 3/15/28 (a)(b)	7,000,000	7,014,787
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, 2.584%, (1 mo. USD LIBOR + 1.35%), 2/15/27 (a)(b)	3,000,000	3,012,081

Total Commercial Mortgage-Backed Securities (Cost $23,707,690)		23,751,941

MUNICIPAL OBLIGATIONS - 0.7%
Other Revenue - 0.7%
New York City Industrial Development Agency, NY, (MMC Corp.), (LOC: JPMorgan Chase Bank, N.A.), 1.80%, 11/1/35 (d)(e)	6,535,000	6,535,000

Total Municipal Obligations (Cost $6,535,000)		6,535,000

CONVERTIBLE BONDS - 0.7%
Communications - 0.7%
Clearwire Communications LLC / Clearwire Finance, Inc., 8.25%, 12/1/40 (b)	6,000,000	6,090,000

Total Convertible Bonds (Cost $6,242,032)		6,090,000

TIME DEPOSIT - 1.0%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	9,481,685	9,481,685

Total Time Deposit (Cost $9,481,685)		9,481,685

TOTAL INVESTMENTS (Cost $908,782,771) - 100.3%		910,755,993
Other assets and liabilities, net - (0.3%)		(2,301,741)
NET ASSETS - 100.0%		908,454,252

12 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
(a) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2017.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $311,030,107, which represents 34.2% of the net assets of the Fund as of September 30, 2017.

(c) Security converts to floating rate after the indicated fixed-rate coupon period.
(d) Variable rate demand obligation that may be tendered at par on any day for payment in 7 calendar days. The stated interest rate, which resets monthly, is determined by the remarketing agent and represents the rate in effect at September 30, 2017.

(e) Taxable municipal obligation.

Abbreviations:
LIBOR:	London Interbank Offered Rate
LOC:	Letter of Credit
USD:	United States Dollar
See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 13

CALVERT ULTRA-SHORT DURATION INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $908,782,771)	$910,755,993
Receivable for investments sold	50,441
Receivable for capital shares sold	2,364,799
Interest receivable	2,707,879
Trustees' deferred compensation plan	539,285
Total assets	916,418,397

LIABILITIES
Due to custodian	3,821
Payable for investments purchased	5,329,265
Payable for capital shares redeemed	1,467,199
Payable to affiliates:
Investment advisory fee	192,127
Administrative fee	87,076
Distribution and service fees	89,560
Sub-transfer agency fee	6,339
Trustees' deferred compensation plan	539,285
Other	37,730
Accrued expenses	211,743
Total liabilities	7,964,145
NET ASSETS	$908,454,252

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest
(unlimited number of no par value shares authorized)	$906,240,810
Accumulated undistributed net investment income	70,620
Accumulated undistributed net realized gain	169,600
Net unrealized appreciation (depreciation)	1,973,222
Total	$908,454,252

NET ASSET VALUE PER SHARE
Class A (based on net assets of $440,439,716 and 28,173,110 shares outstanding)	$15.63
Class I (based on net assets of $96,905,786 and 6,194,983 shares outstanding)	$15.64
Class Y (based on net assets of $371,108,750 and 23,666,602 shares outstanding)	$15.68

OFFERING PRICE PER SHARE*
Class A (100/98.75 of net asset value per share)	$15.83
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

14 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Interest income (net of foreign taxes withheld of $7,196)	$15,268,686
Securities lending income, net	23,566
Total investment income	15,292,252

EXPENSES
Investment advisory fee	2,081,450
Administrative fee	930,255
Distribution and service fees:
Class A	1,020,992
Trustees' fees and expenses	60,021
Custodian fees	57,367
Transfer agency fees and expenses:
Class A	431,242
Class I	5,448
Class Y	129,449
Accounting fees	197,471
Professional fees	62,874
Registration fees:
Class A	57,107
Class I	18,355
Class Y	48,694
Reports to shareholders	51,088
Miscellaneous	62,367
Total expenses	5,214,180
Waiver and/or reimbursement of expenses by affiliates	(129,613)
Reimbursement of expenses-other	(9,865)
Net expenses	5,074,702
Net investment income (loss)	10,217,550

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities	1,565,648

Net change in unrealized appreciation (depreciation) on investment securities	323,375

Net realized and unrealized gain (loss)	1,889,023

Net increase (decrease) in net assets resulting from operations	$12,106,573
See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 15

CALVERT ULTRA-SHORT DURATION INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$10,217,550	$7,632,542
Net realized gain (loss)	1,565,648	125,877
Net change in unrealized appreciation (depreciation)	323,375	4,125,055
Net increase (decrease) in net assets resulting from operations	12,106,573	11,883,474

Distributions to shareholders from:
Net investment income:
Class A shares	(4,744,627)	(4,560,744)
Class I shares	(1,163,929)	(485,529)
Class Y shares	(4,296,829)	(2,606,780)
Total distributions to shareholders	(10,205,385)	(7,653,053)

Capital share transactions:
Class A shares	30,618,626	(101,865,910)
Class I shares	58,093,768	29,879,521
Class Y shares	170,122,630	(17,131,297)
Net increase (decrease) in net assets from capital share transactions	258,835,024	(89,117,686)

TOTAL INCREASE (DECREASE) IN NET ASSETS	260,736,212	(84,887,265)

NET ASSETS
Beginning of year	647,718,040	732,605,305
End of year (including accumulated undistributed net investment income of $70,620 and $38,956, respectively)	$908,454,252	$647,718,040
See notes to financial statements.

16 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$15.59	$15.49		$15.59	$15.55	$15.54
Income from investment operations:
Net investment income (a)	0.18	0.16	(b)	0.10	0.10	0.10
Net realized and unrealized gain (loss)	0.04	0.10		(0.09)	0.04	0.05
Total from investment operations	0.22	0.26		0.01	0.14	0.15
Distributions from:
Net investment income	(0.18)	(0.16)		(0.11)	(0.10)	(0.14)
Total distributions	(0.18)	(0.16)		(0.11)	(0.10)	(0.14)
Total increase (decrease) in net asset value	0.04	0.10		(0.10)	0.04	0.01
Net asset value, ending	$15.63	$15.59		$15.49	$15.59	$15.55
Total return (c)	1.42%	1.68%		0.03%	0.92%	0.96%
Ratios to average net assets: (d)
Total expenses	0.82%	0.91%		1.00%	1.04%	1.02%
Net expenses	0.79%	0.88%		0.89%	0.79%	0.89%
Net investment income	1.18%	1.01%	(b)	0.65%	0.62%	0.67%
Portfolio turnover	107%	64%		66%	154%	223%
Net assets, ending (in thousands)	$440,440	$408,788		$507,913	$624,968	$535,029

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.003 per share and 0.02% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT ULTRA-SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,				Period Ended September 30,
CLASS I SHARES	2017	2016		2015	2014(a)
Net asset value, beginning	$15.60	$15.50		$15.60	$15.58
Income from investment operations:
Net investment income (b)	0.24	0.22	(c)	0.17	0.09
Net realized and unrealized gain (loss)	0.03	0.10		(0.11)	0.02
Total from investment operations	0.27	0.32		0.06	0.11
Distributions from:
Net investment income	(0.23)	(0.22)		(0.16)	(0.09)
Total distributions	(0.23)	(0.22)		(0.16)	(0.09)
Total increase (decrease) in net asset value	0.04	0.10		(0.10)	0.02
Net asset value, ending	$15.64	$15.60		$15.50	$15.60
Total return (d)	1.75%	2.09%		0.36%	0.73%
Ratios to average net assets: (e)
Total expenses	0.48%	0.55%		1.11%	1,629.57%	(f)
Net expenses	0.46%	0.50%		0.50%	0.50%	(f)
Net investment income	1.51%	1.43%	(c)	1.09%	0.90%	(f)
Portfolio turnover	107%	64%		66%	154%
Net assets, ending (in thousands)	$96,906	$38,609		$8,491	$2

(a) From January 31, 2014 inception.
(b) Computed using average shares outstanding.
(c) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.004 per share and 0.02% of average net assets.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

18 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS Y SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$15.64	$15.54		$15.64	$15.60	$15.58
Income from investment operations:
Net investment income (a)	0.23	0.20	(b)	0.13	0.12	0.14
Net realized and unrealized gain (loss)	0.04	0.11		(0.09)	0.04	0.05
Total from investment operations	0.27	0.31		0.04	0.16	0.19
Distributions from:
Net investment income	(0.23)	(0.21)		(0.14)	(0.12)	(0.17)
Total distributions	(0.23)	(0.21)		(0.14)	(0.12)	(0.17)
Total increase (decrease) in net asset value	0.04	0.10		(0.10)	0.04	0.02
Net asset value, ending	$15.68	$15.64		$15.54	$15.64	$15.60
Total return (c)	1.71%	1.98%		0.24%	1.04%	1.26%
Ratios to average net assets: (d)
Total expenses	0.51%	0.61%		0.69%	0.67%	0.66%
Net expenses	0.51%	0.59%		0.69%	0.67%	0.66%
Net investment income	1.46%	1.31%	(b)	0.85%	0.75%	0.88%
Portfolio turnover	107%	64%		66%	154%	223%
Net assets, ending (in thousands)	$371,109	$200,321		$216,201	$220,243	$154,605

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.003 per share and 0.02% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Fund (the “Trust”) was organized as a Massachusetts business trust on March 15, 1982, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest, without par value. Such shares may be issued in a number of different series and classes. The Trust operates five (5) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert Ultra-Short Duration Income Fund (formerly, Calvert Ultra-Short Income Fund) (the “Fund”).
The Fund is diversified. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated securities.
As of September 30, 2017, the Fund offered three classes of shares. Effective October 3, 2017, the Fund began offering Class R6 shares, which are sold at net asset value and are not subject to a sales charge. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.15% is imposed on certain Class A shares purchased prior to April 10, 2017 at net asset value and redeemed within 12 months of such purchase. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased

20 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
The Calvert Funds adopted amended Valuation Policies and Procedures effective June 21, 2017. The amended Valuation Policies and Procedures primarily changed from the use of bid price to the mean of the bid and asked price for debt securities and resulted in an increase in the Fund’s NAV per share of less than $0.01.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Corporate Bonds	$—	$512,218,082	$—	$512,218,082
Asset-Backed Securities	—	210,957,165	—	210,957,165
Collateralized Mortgage-Backed Obligations	—	83,073,585	—	83,073,585
U.S. Treasury Obligations	—	58,648,535	—	58,648,535
Commercial Mortgage-Backed Securities	—	23,751,941	—	23,751,941
Municipal Obligations	—	6,535,000	—	6,535,000
Convertible Bonds	—	6,090,000	—	6,090,000
Time Deposit	—	9,481,685	—	9,481,685
TOTAL	$—	$910,755,993	$—	$910,755,993
The Fund held no investments or other financial instruments as of September 30, 2016 whose fair value was determined using Level 3 inputs. There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic

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reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the "Transaction").
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.26% on the first $1 billion and 0.25% on the excess of $1 billion of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the annual rate of 0.30% on the first $1 billion and 0.29% on the excess of $1 billion of the Fund’s average daily net assets. For the year ended September 30, 2017, the investment advisory fee amounted to $2,081,450, or 0.27% of the Fund’s average daily net assets, of which $1,587,599 was paid to CRM and $493,851 was paid to CIM.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.77%, 0.50% and 0.84% for Class A, Class I and Class Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. Prior to December 31, 2016, CIM contractually agreed to limit net annual fund operating expenses to 0.89%, 0.50% and 0.84% for Class A, Class I and Class Y, respectively, of such class’ average daily assets. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $112,234 and CIM waived or reimbursed expenses of $2,002.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class Y and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018 for Class I. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% for the period October 1, 2016 through December 30, 2016 for Class I. For the year ended September 30, 2017, CRM was paid administrative fees of $732,562, of which $13,260 were waived and CIAS was paid administrative fees of $197,693, of which $2,117 were waived.
During the year ended September 30, 2017, CRM reimbursed the Fund $1,920 for a trading error. The reimbursement by CRM of such amount had an impact on total return of less than 0.01%.
As of December 31, 2016, the Fund has in effect a new distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board and shareholders of the Fund. Pursuant to the Class A Plan, the Fund pays

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Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Fund had in effect a distribution plan for Class A shares which permitted the Fund to pay certain expenses associated with the distribution and servicing of its Class A shares not to exceed 0.50% of the Fund’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $1,020,992 or 0.25% per annum of Class A’s average daily net assets, of which $766,999 was paid to EVD and $253,993 was paid to CID.
The Fund was informed that EVD and CID received $6,197 and $2,710, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $6,544 and $1,524, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $56,092 and shareholder servicing fees paid to CIS were $19,404. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Trustee of the Fund who was not an employee of CIM or its affiliates received a fee of $2,000 for each Board and Committee meeting attended plus an annual fee of $45,000. The Board and Committee chairs received an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $9,865, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, and including maturities and paydowns, were $687,244,562 and $514,631,028, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $239,679,838 and $124,070,202, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Adviser. These interfund transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. For the year ended September 30, 2017, such purchase transactions were $7,900,000 and sales transactions were $7,400,000.
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,
	2017	2016
Distributions declared from:
Ordinary income	$10,205,385	$7,653,053

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During the year ended September 30, 2017, accumulated undistributed net realized gain was decreased by $19,499 and accumulated undistributed net investment income was increased by $19,499 due to differences between book and tax accounting for paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$70,620
Undistributed long-term capital gains	$169,600
Net unrealized appreciation (depreciation)	$1,973,222
During the year ended September 30, 2017, capital loss carryforwards of $4,714 were utilized to offset net realized gains by the Fund.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$908,782,771
Gross unrealized appreciation	$2,242,329
Gross unrealized depreciation	(269,107)
Net unrealized appreciation (depreciation)	$1,973,222
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The Fund did not have any securities on loan at September 30, 2017.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $7,945 and 2.52%, respectively.

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NOTE F — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	16,550,465	$258,539,188	6,430,636	$99,722,797
Reinvestment of distributions	265,450	4,144,731	259,593	4,027,407
Shares redeemed	(14,860,337)	(232,065,293)	(13,262,774)	(205,616,114)
Net increase (decrease)	1,955,578	$30,618,626	(6,572,545)	($101,865,910)

Class I
Shares sold	7,496,692	$117,131,261	3,557,468	$55,138,498
Reinvestment of distributions	70,794	1,106,163	27,302	423,878
Shares redeemed	(3,847,470)	(60,143,656)	(1,657,463)	(25,682,855)
Net increase	3,720,016	$58,093,768	1,927,307	$29,879,521

Class Y
Shares sold	20,158,891	$315,888,546	6,180,059	$96,246,346
Reinvestment of distributions	177,048	2,773,345	111,355	1,732,232
Shares redeemed	(9,478,123)	(148,539,261)	(7,398,111)	(115,109,875)
Net increase (decrease)	10,857,816	$170,122,630	(1,106,697)	($17,131,297)
The Trustees approved the termination of the Fund’s Class Y shares. Effective December 8, 2017, Class Y shares of the Fund will convert to Class I shares at net asset value. Thereafter, Class Y shares will be terminated.
NOTE G — REGULATORY MATTERS
On October 18, 2016, the Securities and Exchange Commission (SEC) issued an administrative order (“Order”) relating to the improper valuation of certain securities held by the Fund by CIM (the Fund’s adviser prior to December 31, 2016) between March 18, 2008 and October 18, 2011. Pursuant to the Order, CIM is required to make distributions to affected shareholders to remediate the improper valuation. The distributions required to be made by CIM to affected shareholders are the obligations of CIM and will not have an impact on the Fund’s net assets.
On May 2, 2017, the SEC issued an administrative order (“Order”) relating to the improper use of Calvert Fund assets by CIM and CID, the Calvert Funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of Fund expense caps. Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert Funds, including the Fund’s shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on the Fund’s net assets.
NOTE H — NAME CHANGE
Effective November 6, 2017, the name of Calvert Ultra-Short Duration Income Fund was changed from Calvert Ultra-Short Income Fund.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Duration Income Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Ultra-Short Duration Income Fund (formerly, Calvert Ultra-Short Income Fund) (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Duration Income Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

26 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2017, $169,600 or, if subsequently determined to be different, the net capital gain of such year.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 27

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III(2) 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Trustee	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

28 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Fund because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock, Dominguez, and Jones and Mr. Harper began serving as Trustees effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited) 29

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

30 www.calvert.com CALVERT ULTRA-SHORT DURATION INCOME FUND ANNUAL REPORT (Unaudited)

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CALVERT ULTRA-SHORT DURATION INCOME FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24183 9.30.17

Calvert High Yield Bond Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Federal Tax Information
31	Management and Organization
33	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

U.S. high-yield fixed income securities advanced during the one-year period ended September 30, 2017, with the ICE BofAML U.S. High Yield Index (the Index)[2] returning 9.06%. High-yield bonds benefited from an improving economic backdrop, which helped drive revenues and earnings higher for many issuers. In addition, rising oil prices bolstered returns in the energy sector, the largest component within the Index.
The period started off strong, thanks to improved U.S. economic data and strength in the labor market. In late October 2016, however, uncertainty around the upcoming U.S. presidential election spurred outflows from higher-risk assets. Weakening oil prices and rising U.S. Treasury yields presented added headwinds. The asset class remained under pressure for much of November 2016, but regained its footing toward the end of the month as investors anticipated that the Trump administration would push through tax reform, deregulation and fiscal stimulus to boost economic growth.
Favorable fourth quarter earnings reports for calendar year 2016 and improving economic data benefited high-yield issuers at the beginning of 2017. Market conditions, however, weakened in March 2017. Oil prices started to slide, pressuring returns in energy, the largest sector weighting in the Index. In addition, concern about an accelerated timetable for interest rate hikes sapped investors’ appetite for risk, undermining demand. The Federal Reserve’s March 15, 2017 decision to inch its key target rate higher had little impact on high-yield securities, but the asset class did benefit from expectations that the pace of future rate increases eased. This tailwind was somewhat offset by Republicans’ inability to repeal and replace the Affordable Care Act, raising questions about when and if the new administration would be able to pass much-anticipated tax reform and meaningful fiscal stimulus.
During the latter half of the period, continued low interest rates, a rally in the stock market and investors’ willingness to take on more risk spurred gains for the high-yield asset class. These trends outweighed pressure from escalating tensions with North Korea and political uncertainty in Washington, D.C. The fundamentals of high-yield corporate issuers were largely favorable during the second half of the period. Improved revenue and earnings growth led to a decrease in the leverage or debt levels of corporate issuers, which fell for the fourth consecutive quarter but nevertheless remained above post-2008 financial crisis lows. Spreads of high-yield issues also tightened during the third quarter of 2017 as the average yield on bonds in the Index fell from 6.24% on June 30 to 5.53% at the end of the period.
Fund Performance

For the fiscal year ended September 30, 2017, Calvert High Yield Bond Fund (the Fund) Class A shares at net asset value (NAV) returned 6.23%, underperforming the Index, which returned 9.06%.

During the strong rally in high yield for most of the period, the Fund’s underweight to lower-quality, CCC-rated[5] securities was a major contributor to underperformance versus the Index. The Fund’s focus on the higher-quality, less volatile portion of the Index detracted from Fund performance as the lower-quality, higher-beta bonds in the Index generally outperformed.
The Fund’s underweight to energy and lack of exposure to metals and mining, both among the top-performing sectors in the Index during the period, were also significant contributors to underperformance. The Fund’s lack of exposure to metals and mining was particularly detrimental as there was a rebound in commodities-related sectors during the period. These underweight positions were largely a result of the Fund’s application of the Calvert Principles for Responsible Investment (the Calvert Principles), which provide a framework for considering environmental, social and governance (ESG) factors that may affect investment performance. Many energy, oil and mining companies do not meet the Calvert Principles because of environmental or other sustainability concerns. Consequently, the Fund had no exposure during the period to exploration and production issuers, which were among the strongest performers in the energy sector.
The Fund’s shorter-than-Index duration[7] also detracted from Fund performance versus the Index as the Index’s longer-duration (5-10 years) issues outperformed. The Fund tends not to own the longer-duration issues in the Index because we believe they are more vulnerable in a sell-off. In our view, the shorter-duration issues are a store of liquidity and they tend to hold their value better. The Fund’s overweight to retail was also detrimental to Fund performance versus the Index. However, after a reduction in the Fund’s retail position during the period, the Fund ended the period underweight in the sector. Despite outperformance by some of the Fund’s retail holdings during the period, security selection in the sector was detrimental to Index-relative performance overall. Security selection in broadcast, utilities and automotive were positive contributors to Fund performance versus the Index. In utilities, Fund performance versus the Index benefited from holdings in renewable-energy companies. A change in the Fund’s valuation policies and procedures that went into effect on June 21, 2017 contributed approximately 0.27% to Fund performance.
While many factors appear to augur well in the near future for high-yield issues, including what appears to be an improving U.S. economy, we believe that there are reasons for concern. Leverage levels of high-yield issuers are elevated relative to longer-term historical standards and we believe that valuations are stretched. Our view of the fundamental backdrop, coupled with current valuations, led us to position the Fund with a slightly defensive skew. Specifically, at the end of the period, the Fund had a lower average duration than the Index and an underweight in the CCC- segment of the Index, with a tilt toward lower-yielding, higher-quality issues.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Michael W. Weilheimer, CFA and Raphael A. Leeman, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/09/2001	07/09/2001	6.23%	4.83%	6.13%
Class A with 3.75% Maximum Sales Charge	—	—	2.27	4.04	5.73
Class C at NAV	10/31/2011	07/09/2001	5.43	3.86	5.55
Class C with 1% Maximum Sales Charge	—	—	4.43	3.86	5.55
Class I at NAV	07/09/2001	07/09/2001	6.57	5.17	6.60
Class Y at NAV	07/29/2011	07/09/2001	6.49	5.08	6.30

ICE BofAML U.S. High Yield Index	—	—	9.06%	6.38%	7.71%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		1.18%	2.12%	0.75%	0.90%
Net		1.07	1.82	0.73	0.82

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2007	$17,169	N.A.
Class I	$250,000	9/30/2007	$473,762	N.A.
Class Y	$10,000	9/30/2007	$18,435	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[6]		CREDIT QUALITY (% of bond holdings)[5]

Corporate Bonds	89.0%	A	0.7%
Floating Rate Loans	2.9%	BBB	5.8%
Collateralized Mortgage-Backed Obligations	2.3%	BB	37.1%
Time Deposit	2.3%	B	43.3%
Asset-Backed Securities	1.9%	CCC or Lower	8.8%
Common Stocks	0.9%	Not Rated	4.3%
Convertible Bonds	0.5%	Total	100.0%
Commercial Mortgage-Backed Securities	0.2%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

The performance results prior to September 18, 2009, the commencement of operations date for the Fund, for Class A and Class I shares reflect the performance of Class A and Class I shares, respectively, of Calvert High Yield Bond Fund (“SMF High Yield”), a series of Summit Mutual Funds, Inc., that was reorganized into the Fund. In addition, performance results for Class A prior to February 1, 2007, the inception date for Class A shares of SMF High Yield, reflect the performance of Class I shares of SMF High Yield, adjusted for the 12b-1 distribution fees applicable to Class A. The performance of Class C and Class Y are linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

     Effective November 6, 2017, Class I shares have an initial investment minimum of $250,000.

[4] Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]    Credit Ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as Not Rated are not rated by the national ratings agencies stated above.

[6] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[7]  Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

    Fund profile subject to change due to active management

Important Notice to Shareholders
Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,035.90	$5.46**	1.07%
Class C	$1,000.00	$1,031.90	$9.27**	1.82%
Class I	$1,000.00	$1,037.80	$3.78**	0.74%
Class Y	$1,000.00	$1,037.20	$4.19**	0.82%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.42**	1.07%
Class C	$1,000.00	$1,015.94	$9.20**	1.82%
Class I	$1,000.00	$1,021.36	$3.75**	0.74%
Class Y	$1,000.00	$1,020.96	$4.15**	0.82%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

CALVERT HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 88.4%
Basic Materials - 0.5%
Big River Steel LLC / BRS Finance Corp., 7.25%, 9/1/25 (a)	315,000	335,002
Versum Materials, Inc., 5.50%, 9/30/24 (a)	600,000	637,500
		972,502

Communications - 23.2%
Altice Financing SA, 7.50%, 5/15/26 (a)	1,000,000	1,102,500
Altice Luxembourg SA, 7.75%, 5/15/22 (a)	1,000,000	1,062,500
Altice US Finance I Corp., 5.50%, 5/15/26 (a)	2,000,000	2,115,000
Cablevision Systems Corp., 5.875%, 9/15/22 (b)	2,000,000	2,075,000
CBS Radio, Inc., 7.25%, 11/1/24 (a)(b)	250,000	268,125
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.00%, 2/1/28 (a)	455,000	457,275
5.25%, 9/30/22	2,000,000	2,065,000
Cequel Communications Holdings I LLC / Cequel Capital Corp., 6.375%, 9/15/20 (a)	1,225,000	1,254,094
Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)	340,000	333,200
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/22	1,500,000	1,546,875
CommScope Technologies LLC:
5.00%, 3/15/27 (a)	255,000	256,275
6.00%, 6/15/25 (a)	1,500,000	1,610,625
CSC Holdings LLC, 6.75%, 11/15/21	1,000,000	1,107,500
Digicel Group Ltd., 8.25%, 9/30/20 (a)	1,000,000	980,630
DISH DBS Corp., 6.75%, 6/1/21	1,500,000	1,653,750
EIG Investors Corp., 10.875%, 2/1/24	1,145,000	1,265,225
Frontier Communications Corp., 10.50%, 9/15/22	2,000,000	1,750,000
Gray Television, Inc., 5.125%, 10/15/24 (a)	500,000	503,750
Hughes Satellite Systems Corp.:
5.25%, 8/1/26	535,000	558,406
6.625%, 8/1/26	185,000	198,412
Inmarsat Finance plc, 6.50%, 10/1/24 (a)	500,000	540,000
Intelsat Jackson Holdings S.A., 9.75%, 7/15/25 (a)	280,000	283,500
Level 3 Financing, Inc., 5.375%, 8/15/22	2,000,000	2,064,620
MDC Partners, Inc., 6.50%, 5/1/24 (a)	900,000	911,250
Netflix, Inc., 5.50%, 2/15/22	465,000	509,175
Salem Media Group, Inc., 6.75%, 6/1/24 (a)	500,000	522,500
Sinclair Television Group, Inc., 5.125%, 2/15/27 (a)(b)	1,000,000	976,250
Sirius XM Radio, Inc.:
5.00%, 8/1/27 (a)	285,000	292,125
6.00%, 7/15/24 (a)	1,197,000	1,291,264
Sprint Capital Corp., 6.90%, 5/1/19	3,000,000	3,206,250
Sprint Corp., 7.125%, 6/15/24	2,000,000	2,255,000

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Symantec Corp., 5.00%, 4/15/25 (a)	1,190,000	1,247,275
T-Mobile USA, Inc.:
6.125%, 1/15/22	1,500,000	1,563,750
6.50%, 1/15/26	1,000,000	1,106,250
Tribune Media Co., 5.875%, 7/15/22	1,000,000	1,045,000
Virgin Media Finance plc, 5.75%, 1/15/25 (a)	1,000,000	1,038,750
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27 (a)	1,000,000	1,062,500
Ziggo Bond Finance BV, 6.00%, 1/15/27 (a)	1,000,000	1,037,500
		43,117,101

Consumer, Cyclical - 18.1%
1011778 BC ULC / New Red Finance, Inc.:
4.25%, 5/15/24 (a)	545,000	548,406
5.00%, 10/15/25 (a)	550,000	562,375
5.00%, 10/15/25 (a)(c)	305,000	311,862
Adient Global Holdings Ltd., 4.875%, 8/15/26 (a)	1,500,000	1,541,250
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26 (b)	2,000,000	1,970,000
American Airlines Group, Inc., 4.625%, 3/1/20 (a)	500,000	516,250
American Airlines Pass-Through Trust, Series B, 5.60%, 1/15/22 (a)	2,107,478	2,212,852
American Axle & Manufacturing, Inc.:
6.25%, 4/1/25 (a)(b)	70,000	71,575
6.50%, 4/1/27 (a)(b)	80,000	80,900
American Tire Distributors, Inc., 10.25%, 3/1/22 (a)	2,000,000	2,095,600
BCD Acquisition, Inc., 9.625%, 9/15/23 (a)	500,000	553,125
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	3,050,000	3,255,875
Cinemark USA, Inc., 4.875%, 6/1/23	1,000,000	1,015,000
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	2,819,000	2,692,145
Group 1 Automotive, Inc., 5.25%, 12/15/23 (a)	1,250,000	1,271,875
H&E Equipment Services, Inc., 5.625%, 9/1/25 (a)	90,000	95,175
Latam Airlines Pass-Through Trust, 4.50%, 8/15/25	1,681,115	1,696,245
Lions Gate Entertainment Corp., 5.875%, 11/1/24 (a)	1,000,000	1,055,000
Mattamy Group Corp.:
6.50%, 11/15/20 (a)	3,100,000	3,177,500
6.50%, 10/1/25 (a)	230,000	236,900
6.875%, 12/15/23 (a)	1,000,000	1,049,375
New Albertsons, Inc., 7.75%, 6/15/26	1,500,000	1,237,500
Sonic Automotive, Inc., 6.125%, 3/15/27	2,000,000	2,060,000
Tesla, Inc., 5.30%, 8/15/25 (a)(b)	1,000,000	979,050
TRI Pointe Group, Inc., 4.875%, 7/1/21	2,000,000	2,095,000
United Continental Holdings, Inc., 4.25%, 10/1/22	225,000	226,969
Viking Cruises Ltd., 5.875%, 9/15/27 (a)	335,000	336,993
Virgin Australia Pass-Through Trust, 6.00%, 4/23/22 (a)	571,228	586,937
Wabash National Corp., 5.50%, 10/1/25 (a)	230,000	235,175
		33,766,909

8 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Consumer, Non-cyclical - 11.0%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 5.75%, 3/15/25	325,000	287,625
Avantor, Inc., 6.00%, 10/1/24 (a)(c)	155,000	158,875
Booz Allen Hamilton, Inc., 5.125%, 5/1/25 (a)	1,070,000	1,083,375
Centene Corp.:
4.75%, 1/15/25	1,000,000	1,040,000
6.125%, 2/15/24	1,000,000	1,083,750
Eagle Holding Co. II LLC, 7.625%, (7.625% cash or 8.375% PIK), 5/15/22 (a)(d)	1,770,000	1,840,800
Gartner, Inc., 5.125%, 4/1/25 (a)	265,000	280,237
HCA, Inc.:
3.75%, 3/15/19	2,000,000	2,047,500
6.50%, 2/15/20	500,000	545,625
Hertz Corp. (The), 5.50%, 10/15/24 (a)(b)	385,000	348,425
inVentiv Group Holdings, Inc. / inVentiv Health Inc. /inVentiv Health Clinical, Inc., 7.50%, 10/1/24 (a)	600,000	669,000
KAR Auction Services, Inc., 5.125%, 6/1/25 (a)	310,000	323,175
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/21 (a)	80,000	89,400
Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)	530,000	572,400
MPH Acquisition Holdings LLC, 7.125%, 6/1/24 (a)	1,500,000	1,616,250
Post Holdings, Inc., 5.00%, 8/15/26 (a)	1,000,000	1,000,625
Team Health Holdings, Inc., 6.375%, 2/1/25 (a)(b)	1,405,000	1,334,750
TMS International Corp., 7.25%, 8/15/25 (a)	310,000	317,750
United Rentals North America, Inc.:
5.50%, 5/15/27	105,000	112,219
5.875%, 9/15/26	1,750,000	1,907,500
US Foods, Inc., 5.875%, 6/15/24 (a)	2,000,000	2,105,000
WellCare Health Plans, Inc., 5.25%, 4/1/25	1,630,000	1,719,650
		20,483,931

Energy - 2.3%
American Midstream Partners LP / American Midstream Finance Corp., 8.50%, 12/15/21 (a)	500,000	518,750
Pattern Energy Group, Inc., 5.875%, 2/1/24 (a)	1,200,000	1,272,000
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.50%, 9/15/24 (a)	1,711,000	1,766,608
5.50%, 1/15/28 (a)	610,000	620,675
US Shale Solutions, LLC:
0.00%, 6/30/18 (e)	155,000	10,075
10.00%, 9/15/18 (a)(d)(e)	139,471	9,066
12.00%, 9/15/20 (a)(d)(e)	342,081	5,986
		4,203,160

Financial - 9.6%
Alliant Holdings Intermediate LLC, 8.25%, 8/1/23 (a)	1,090,000	1,155,171
Ally Financial, Inc.:
4.25%, 4/15/21	1,000,000	1,037,500
6.25%, 12/1/17	1,673,000	1,684,711
Bank of America Corp., 6.30% to 3/10/26 (b)(f)(g)	1,000,000	1,132,500

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Citigroup, Inc., 6.25% to 8/15/26 (b)(f)(g)	1,000,000	1,126,250
Equinix, Inc., 5.375%, 5/15/27	1,000,000	1,090,000
FBM Finance, Inc., 8.25%, 8/15/21 (a)	1,175,000	1,263,125
iStar, Inc.:
4.00%, 11/1/17	1,480,000	1,481,332
6.50%, 7/1/21	2,400,000	2,514,000
KIRS Midco 3 plc, 8.625%, 7/15/23 (a)	685,000	722,675
MGIC Investment Corp., 5.75%, 8/15/23	500,000	551,250
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (a)	2,750,000	2,860,000
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23 (a)	1,000,000	1,032,500
SBA Communications Corp., 4.00%, 10/1/22 (a)(c)	240,000	241,200
		17,892,214

Industrial - 15.3%
Advanced Disposal Services, Inc., 5.625%, 11/15/24 (a)	1,000,000	1,047,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25 (a)	2,240,000	2,377,200
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24 (a)	1,255,000	1,353,831
Builders FirstSource, Inc., 5.625%, 9/1/24 (a)	1,145,000	1,215,131
BWAY Holding Co.:
5.50%, 4/15/24 (a)	400,000	418,500
7.25%, 4/15/25 (a)	185,000	191,013
CD&R Waterworks Merger Sub LLC, 6.125%, 8/15/25 (a)	180,000	186,354
Cemex SAB de CV:
6.054%, (3 mo. USD LIBOR + 4.75%), 10/15/19 (a)(h)	1,000,000	1,035,100
6.50%, 12/10/19 (a)	2,000,000	2,085,000
Cloud Crane LLC, 10.125%, 8/1/24 (a)	1,135,000	1,262,688
Covanta Holding Corp., 5.875%, 7/1/25	1,165,000	1,148,981
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 9/30/26	1,000,000	1,012,500
DAE Funding LLC:
4.50%, 8/1/22 (a)	235,000	241,433
5.00%, 8/1/24 (a)	390,000	400,725
Engility Corp., 8.875%, 9/1/24	1,500,000	1,651,875
GFL Environmental, Inc., 5.625%, 5/1/22 (a)	1,095,000	1,144,275
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23 (a)	750,000	830,156
Park Aerospace Holdings Ltd.:
5.25%, 8/15/22 (a)	815,000	849,739
5.50%, 2/15/24 (a)	380,000	399,950
Plastipak Holdings, Inc., 6.50%, 10/1/21 (a)	1,000,000	1,034,450
Tervita Escrow Corp., 7.625%, 12/1/21 (a)	2,000,000	2,035,000
TransDigm, Inc.:
5.50%, 10/15/20	2,000,000	2,032,500
6.50%, 5/15/25	1,000,000	1,032,500
Welbilt, Inc., 9.50%, 2/15/24	2,000,000	2,307,500
WESCO Distribution, Inc., 5.375%, 6/15/24	1,000,000	1,060,000
Wrangler Buyer Corp., 6.00%, 10/1/25 (a)	60,000	61,350
		28,415,251

10 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Technology - 7.0%
Dell International LLC / EMC Corp.: 5.875%, 6/15/21 (a)	1,000,000	1,047,920
7.125%, 6/15/24 (a)(b)	755,000	834,407
EMC Corp., 1.875%, 6/1/18	1,500,000	1,494,228
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 7/15/23 (a)	280,000	276,500
First Data Corp., 7.00%, 12/1/23 (a)	1,500,000	1,605,450
Infor US, Inc., 6.50%, 5/15/22	1,500,000	1,562,805
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/25 (a)	310,000	325,888
Micron Technology, Inc., 7.50%, 9/15/23	1,000,000	1,113,750
NXP BV / NXP Funding LLC:
3.875%, 9/1/22 (a)	500,000	522,500
4.125%, 6/1/21 (a)	750,000	786,562
Riverbed Technology, Inc., 8.875%, 3/1/23 (a)	1,000,000	956,250
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26 (a)	1,000,000	1,100,000
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24 (a)	1,000,000	1,143,450
Veritas US, Inc. / Veritas Bermuda Ltd., 10.50%, 2/1/24 (a)(b)	285,000	306,731
		13,076,441

Utilities - 1.4%
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.50%, 5/20/25	500,000	516,250
5.625%, 5/20/24	100,000	105,875
5.875%, 8/20/26	100,000	104,500
NextEra Energy Operating Partners LP:
4.25%, 9/15/24 (a)	155,000	158,681
4.50%, 9/15/27 (a)	230,000	234,888
NRG Yield Operating LLC, 5.00%, 9/15/26	1,500,000	1,567,500
		2,687,694

Total Corporate Bonds (Cost $161,374,123)		164,615,203

FLOATING RATE LOANS (i) - 2.9%
Communications - 0.3%
CenturyLink, Inc., Term Loan, 2.75%, 1/31/25 (j)	660,000	640,789

Consumer, Cyclical - 0.2%
American Tire Distributors Holdings, Inc., Term Loan, 5.49%, (1 mo. USD LIBOR + 4.25%), 9/1/21	74,427	74,970
VFH Parent LLC, Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), 12/30/21	276,739	280,199
		355,169

Consumer, Non-cyclical - 0.1%
Avantor, Inc., Term Loan, 9/7/24 (k)	180,000	180,563

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (i) - CONT’D
Financial - 0.5%
Asurion LLC, 2nd Lien Term Loan, 7.24%, (1 mo. USD LIBOR + 6.00%), 8/4/25	855,000	875,974

Technology - 1.8%
Applied Systems, Inc., Term Loan, 9/19/24 (k)	2,000,000	2,021,666
Solera, LLC, Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), 3/3/23	317,582	319,051
Veritas Bermuda Ltd., Term Loan, 5.83%, (3 mo. USD LIBOR + 4.50%), 1/27/23	995,000	1,002,996
		3,343,713

Total Floating Rate Loans (Cost $5,354,553)		5,396,208

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 2.3%
Bellemeade Re Ltd., Series 2015-1A, Class B1, 7.537%, (1 mo. USD LIBOR + 6.30%), 7/25/25 (a)(h)	700,000	721,467
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-DNA2, Class B, 8.787%, (1 mo. USD LIBOR + 7.55%), 12/25/27 (h)	399,278	444,509
Series 2015-HQ2, Class M3, 4.487%, (1 mo. USD LIBOR + 3.25%), 5/25/25 (h)	1,000,000	1,095,282
Series 2015-HQA2, Class B, 11.737%, (1 mo. USD LIBOR + 10.50%), 5/25/28 (h)	1,596,711	1,994,397

Total Collateralized Mortgage-Backed Obligations (Cost $3,636,853)		4,255,655

ASSET-BACKED SECURITIES - 1.9%
Automobile - 0.4%
Skopos Auto Receivables Trust, Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	700,000	705,422

Other - 1.5%
Conn Funding II LP, Series 2016-B, Class B, 7.34%, 3/15/19 (a)	510,000	519,719
Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.21%, 3/15/21 (a)	233,934	234,328
Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class B, 5.75%, 5/17/32 (a)(l)	1,952,381	1,980,128
		2,734,175

Total Asset-Backed Securities (Cost $3,371,760)		3,439,597

	SHARES	VALUE ($)
COMMON STOCKS - 0.9%
Energy - 0.0% (m)
US Shale Solutions, LLC *(e)(n)	1,675	17

Media - 0.9%
Regal Entertainment Group, Class A	100,000	1,600,000

Total Common Stocks (Cost $1,620,435)		1,600,017

12 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CONVERTIBLE BONDS - 0.5%
Energy - 0.5%
SolarCity Corp., 1.625%, 11/1/19	1,000,000	950,000

Total Convertible Bonds (Cost $951,250)		950,000

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.2%
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	430,390	430,390

Total Commercial Mortgage-Backed Securities (Cost $430,108)		430,390

TIME DEPOSIT - 2.3%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	4,214,844	4,214,844

Total Time Deposit (Cost $4,214,844)		4,214,844

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 5.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	9,753,438	9,753,438

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $9,753,438)		9,753,438

TOTAL INVESTMENTS (Cost $190,707,364) - 104.6%		194,655,352
Other assets and liabilities, net - (4.6%)		(8,499,785)
NET ASSETS - 100.0%		186,155,567

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 13

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $92,905,459, which represents 49.9% of the net assets of the Fund as of September 30, 2017.

(b) Security, or portion of security, is on loan. Total value of securities on loan is $9,462,812 as of September 30, 2017.
(c) When-issued security.
(d) Represents a payment-in-kind security which may pay interest in additional principal at the issuer's discretion.
(e) Restricted security. Total market value of restricted securities amounts to $25,144, which represents less than 0.05% of the net assets of the Fund as of September 30, 2017.
(f) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(g) Security converts to floating rate after the indicated fixed-rate coupon period.
(h) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2017.
(i) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2017. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(j) Fixed-rate loan.
(k) The floating rate loan will settle after September 30, 2017, at which time the interest rate will be determined.
(l) Multi-step coupon security. The interest rate disclosed is that which is in effect on September 30, 2017.
(m) Amount is less than 0.05%.
(n) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).

Abbreviations:
LIBOR:	London Interbank Offered Rate
PIK:	Payment In Kind
USD:	United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
US Shale Solutions, LLC	1/13/16	32,965
US Shale Solutions, LLC, 0.00%, 6/30/18	1/4/17	80,122
US Shale Solutions, LLC, 10.00%, 9/15/18	1/13/16-7/18/17	139,472
US Shale Solutions, LLC, 12.00%, 9/15/20	1/13/16-7/18/17	681,194
See notes to financial statements.

14 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $190,707,364) - including $9,462,812 of securities on loan	$194,655,352
Cash	33,340
Receivable for investments sold	2,298,521
Receivable for capital shares sold	648,327
Interest receivable	2,534,106
Securities lending income receivable	3,725
Trustees' deferred compensation plan	100,503
Other assets	216
Total assets	200,274,090

LIABILITIES
Payable for investments purchased	3,146,328
Payable for when-issued securities	703,050
Payable for capital shares redeemed	207,379
Deposits for securities loaned	9,753,438
Payable to affiliates:
Investment advisory fee	73,054
Administrative fee	15,220
Distribution and service fees	17,110
Sub-transfer agency fee	1,774
Trustees' deferred compensation plan	100,503
Other	18,694
Accrued expenses	81,973
Total liabilities	14,118,523
NET ASSETS	$186,155,567

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest,
unlimited number of no par value shares authorized	$191,563,801
Accumulated undistributed net investment income	71,600
Accumulated net realized loss	(9,427,822)
Net unrealized appreciation (depreciation)	3,947,988
Total	$186,155,567

NET ASSET VALUE PER SHARE
Class A (based on net assets of $61,471,116 and 2,221,800 shares outstanding)	$27.67
Class C (based on net assets of $5,507,461 and 196,208 shares outstanding)	$28.07
Class I (based on net assets of $76,979,721 and 2,823,071 shares outstanding)	$27.27
Class Y (based on net assets of $42,197,269 and 1,453,955 shares outstanding)	$29.02

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$28.75
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 15

CALVERT HIGH YIELD BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Interest and other income (net of foreign tax withheld of $790)	$10,101,267
Securities lending income, net	32,475
Total investment income	10,133,742

EXPENSES
Investment advisory fee	914,859
Administrative fee	209,892
Distribution and service fees:
Class A	161,663
Class C	55,079
Trustees' fees and expenses	14,617
Custodian fees	33,329
Transfer agency fees and expenses:
Class A	108,896
Class C	16,611
Class I	4,854
Class Y	26,626
Accounting fees	54,422
Professional fees	37,055
Registration fees:
Class A	18,429
Class C	17,789
Class I	21,170
Class Y	16,939
Reports to shareholders	22,370
Miscellaneous	37,435
Total expenses	1,772,035
Waiver and/or reimbursement of expenses by affiliates	(178,930)
Reimbursement of expenses-other	(2,072)
Net expenses	1,591,033
Net investment income (loss)	8,542,709

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	2,333,054

Net change in unrealized appreciation (depreciation)	(64,441)

Net realized and unrealized gain (loss)	2,268,613

Net increase (decrease) in net assets resulting from operations	$10,811,322
See notes to financial statements.

16 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$8,542,709	$8,203,563
Net realized gain (loss)	2,333,054	(2,690,945)
Net change in unrealized appreciation (depreciation)	(64,441)	9,549,149
Net increase (decrease) in net assets resulting from operations	10,811,322	15,061,767

Distributions to shareholders from:
Net investment income:
Class A shares	(3,018,271)	(3,470,675)
Class C shares	(214,083)	(246,328)
Class I shares	(3,849,738)	(3,587,251)
Class Y shares	(1,430,007)	(908,508)
Total distributions to shareholders	(8,512,099)	(8,212,762)

Capital share transactions:
Class A shares	(11,230,512)	7,570,554
Class C shares	(142,847)	(564,985)
Class I shares	(4,722,243)	42,956,383
Class Y shares	20,527,928	6,764,462
Net increase (decrease) in net assets from capital share transactions	4,432,326	56,726,414

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,731,549	63,575,419

NET ASSETS
Beginning of year	179,424,018	115,848,599
End of year (including accumulated undistributed net investment income of $71,600 and $38,486, respectively)	$186,155,567	$179,424,018
See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 17

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$27.30	$26.32	$29.61	$30.12	$29.38
Income from investment operations:
Net investment income (a)	1.30	1.43	1.41	1.55	1.63
Net realized and unrealized gain (loss)	0.36	0.96	(2.56)	(0.11)	0.75
Total from investment operations	1.66	2.39	(1.15)	1.44	2.38
Distributions from:
Net investment income	(1.29)	(1.41)	(1.42)	(1.53)	(1.64)
Net realized gain	—	—	(0.72)	(0.42)	—
Total distributions	(1.29)	(1.41)	(2.14)	(1.95)	(1.64)
Total increase (decrease) in net asset value	0.37	0.98	(3.29)	(0.51)	0.74
Net asset value, ending	$27.67	$27.30	$26.32	$29.61	$30.12
Total return (b)	6.23%	9.43%	(4.03%)	4.80%	8.27%
Ratios to average net assets: (c)
Total expenses	1.21%	1.34%	1.37%	1.37%	1.43%
Net expenses	1.07%	1.07%	1.07%	1.07%	1.11%
Net investment income	4.74%	5.41%	5.05%	5.06%	5.45%
Portfolio turnover	67%	129%	198%	228%	293%
Net assets, ending (in thousands)	$61,471	$71,817	$61,711	$68,313	$54,608

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

18 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$27.68	$26.67	$29.98	$30.48	$29.72
Income from investment operations:
Net investment income (a)	1.11	1.22	1.15	1.25	1.35
Net realized and unrealized gain (loss)	0.36	0.98	(2.59)	(0.10)	0.75
Total from investment operations	1.47	2.20	(1.44)	1.15	2.10
Distributions from:
Net investment income	(1.08)	(1.19)	(1.15)	(1.23)	(1.34)
Net realized gain	—	—	(0.72)	(0.42)	—
Total distributions	(1.08)	(1.19)	(1.87)	(1.65)	(1.34)
Total increase (decrease) in net asset value	0.39	1.01	(3.31)	(0.50)	0.76
Net asset value, ending	$28.07	$27.68	$26.67	$29.98	$30.48
Total return (b)	5.43%	8.50%	(4.97%)	3.76%	7.16%
Ratios to average net assets: (c)
Total expenses	2.38%	2.28%	2.33%	2.15%	2.56%
Net expenses	1.82%	1.91%	2.07%	2.07%	2.10%
Net investment income	3.98%	4.58%	4.05%	4.05%	4.45%
Portfolio turnover	67%	129%	198%	228%	293%
Net assets, ending (in thousands)	$5,507	$5,572	$5,927	$6,143	$3,861

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 19

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$26.93	$25.98	$29.25	$29.75	$29.03
Income from investment operations:
Net investment income (a)	1.37	1.49	1.49	1.62	1.71
Net realized and unrealized gain (loss)	0.35	0.96	(2.53)	(0.09)	0.73
Total from investment operations	1.72	2.45	(1.04)	1.53	2.44
Distributions from:
Net investment income	(1.38)	(1.50)	(1.51)	(1.61)	(1.72)
Net realized gain	—	—	(0.72)	(0.42)	—
Total distributions	(1.38)	(1.50)	(2.23)	(2.03)	(1.72)
Total increase (decrease) in net asset value	0.34	0.95	(3.27)	(0.50)	0.72
Net asset value, ending	$27.27	$26.93	$25.98	$29.25	$29.75
Total return (b)	6.57%	9.81%	(3.71%)	5.16%	8.58%
Ratios to average net assets: (c)
Total expenses	0.79%	0.92%	0.93%	0.89%	0.95%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.79%
Net investment income	5.06%	5.76%	5.39%	5.38%	5.77%
Portfolio turnover	67%	129%	198%	228%	293%
Net assets, ending (in thousands)	$76,980	$80,815	$34,539	$42,556	$39,821

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

20 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS Y SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$28.57	$27.48	$30.83	$31.29	$30.49
Income from investment operations:
Net investment income (a)	1.42	1.56	1.54	1.65	1.79
Net realized and unrealized gain (loss)	0.39	1.01	(2.66)	(0.07)	0.75
Total from investment operations	1.81	2.57	(1.12)	1.58	2.54
Distributions from:
Net investment income	(1.36)	(1.48)	(1.51)	(1.62)	(1.74)
Net realized gain	—	—	(0.72)	(0.42)	—
Total distributions	(1.36)	(1.48)	(2.23)	(2.04)	(1.74)
Total increase (decrease) in net asset value	0.45	1.09	(3.35)	(0.46)	0.80
Net asset value, ending	$29.02	$28.57	$27.48	$30.83	$31.29
Total return (b)	6.49%	9.69%	(3.77%)	5.07%	8.48%
Ratios to average net assets: (c)
Total expenses	0.89%	1.06%	1.05%	1.04%	1.28%
Net expenses	0.82%	0.82%	0.82%	0.82%	0.84%
Net investment income	4.92%	5.67%	5.27%	5.29%	5.69%
Portfolio turnover	67%	129%	198%	228%	293%
Net assets, ending (in thousands)	$42,197	$21,220	$13,672	$15,355	$5,005

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Fund (the “Trust”) was organized as a Massachusetts business trust on March 15, 1982, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest, without par value. Such shares may be issued in a number of different series and classes. The Trust operates five (5) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert High Yield Bond Fund (the “Fund”).
The Fund is diversified. The investment objective of the Fund is to seek high current income and capital appreciation, secondarily. The Fund is diversified and invests primarily in high-yield, high-risk bonds, with varying maturities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for

22 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
The Calvert Funds adopted amended Valuation Policies and Procedures effective June 21, 2017. The amended Valuation Policies and Procedures primarily changed from the use of bid price to the mean of the bid and asked price for debt securities and resulted in an increase in the Fund’s NAV per share of $0.08.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2	LEVEL 3*	TOTAL
Corporate Bonds	$—	$164,615,203	$—	$164,615,203
Floating Rate Loans	—	5,396,208	—	5,396,208
Collateralized Mortgage-Backed Obligations	—	4,255,655	—	4,255,655
Asset-Backed Securities	—	3,439,597	—	3,439,597
Common Stocks	1,600,000	—	17	1,600,017
Convertible Bonds	—	950,000	—	950,000
Commercial Mortgage-Backed Securities	—	430,390	—	430,390
Time Deposit	—	4,214,844	—	4,214,844
Short Term Investment of Cash Collateral for Securities Loaned	9,753,438	—	—	9,753,438
TOTAL	$11,353,438	$183,301,897	$17	$194,655,352

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 23

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Floating Rate Loans: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Fund’s Schedule of Investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that upon request, the Trust shall assume the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
When-Issued Securities and Delayed Delivery Transactions: The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased

24 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the “Transaction”).
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.48% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the annual rate of 0.65% of the Fund’s average daily net assets. For the year ended September 30, 2017, the investment advisory fee amounted to $914,859 or 0.52% per annum of the Fund’s average daily net assets, of which $627,385 was paid to CRM and $287,474 was paid to CIM.
CRM (CIM for the period October 1, 2016 through December 30, 2016) has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.07%, 1.82%, 0.74% and 0.82% for Class A, Class C, Class I and Class Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $67,564 and CIM waived or reimbursed expenses of $76,384.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class Y and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% for the period October 1, 2016 through December 30, 2016. For the year ended September 30, 2017, CRM was paid administrative fees of $156,745, of which $26,124 were waived and CIAS was paid administrative fees of $53,147, of which $8,858 were waived.
The Fund adopted a new distribution plan for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and became effective as of December 31, 2016 or shortly thereafter upon approval by the shareholders of the respective class. Pursuant to the Class A Plan and Class C Plan, the Fund pays a distribution fee of 0.25% and 0.75% per annum for Class A and Class C, respectively, and a service fee of 0.25% per annum for Class C of its average daily net assets attributable to such class for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided. Pursuant to the Fund’s former distribution plans for Class A shares and Class C shares, the Fund was permitted to pay certain expenses associated with the distribution and servicing of its Class A and Class C shares not to exceed 0.50% for Class A and 1.00% for Class C of the Fund’s average daily net assets with respect to such class. Effective December 31, 2016, the fees are paid to Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter. Prior to December 31, 2016, the fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $161,663 or 0.25% per annum of Class A’s average daily net assets, of which $117,277 was paid to EVD and $44,386 was paid to CID, and $55,079 or 1.00% per annum of Class C’s average daily net assets, of which $41,256 was paid to EVD and $13,823 was paid to CID.
The Fund was informed that EVD and CID received $13,997 and $3,600, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $2,382 and $1,633, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $16,671 and shareholder servicing fees paid to CIS were $4,828. Such fees are included in transfer agency fees and expenses on the Statement of Operations.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 25

Each Trustee of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Trustee of the Fund who was not an employee of CIM or its affiliates received a fee of $2,000 for each Board and Committee meeting attended plus an annual fee of $45,000. The Board and Committee chairs received an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $2,072, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on floating rate loans, were $118,498,131 and $103,662,184, respectively. Purchases and sales of U.S. government and agency securities were $250,000 and $4,780,926, respectively.
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,
	2017	2016
Distributions declared from:
Ordinary income	$8,512,099	$8,212,762
During the year ended September 30, 2017, accumulated net realized loss was increased by $2,504 and accumulated undistributed net investment income was increased by $2,504 due to differences between book and tax accounting for paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$71,600
Deferred capital losses	($9,287,705)
Net unrealized appreciation (depreciation)	$3,807,871
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.
At September 30, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $9,287,705 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2017, $5,707,269 are short-term and $3,580,436 are long-term.

26 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$190,847,481
Gross unrealized appreciation	$5,593,163
Gross unrealized depreciation	(1,785,292)
Net unrealized appreciation (depreciation)	$3,807,871
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan, including accrued interest, was $9,562,902 and the total value of collateral received was $9,753,438.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$9,753,438	$—	$—	$—	$9,753,438
Total					$9,753,438
The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings pursuant to this line of credit during the year ended September 30, 2017.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 27

NOTE F — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	802,412	$22,004,184	915,909	$24,103,371
Reinvestment of distributions	103,636	2,840,345	124,991	3,289,669
Shares redeemed	(1,314,999)	(36,075,041)	(754,444)	(19,822,486)
Net increase (decrease)	(408,951)	($11,230,512)	286,456	$7,570,554

Class C
Shares sold	35,255	$979,935	28,688	$767,520
Reinvestment of distributions	7,169	199,339	8,644	230,385
Shares redeemed	(47,529)	(1,322,121)	(58,272)	(1,562,890)
Net decrease	(5,105)	($142,847)	(20,940)	($564,985)

Class I
Shares sold	1,375,641	$37,251,579	2,315,529	$59,728,247
Reinvestment of distributions	141,922	3,835,631	138,016	3,587,193
Shares redeemed	(1,695,863)	(45,809,453)	(781,438)	(20,359,057)
Net increase (decrease)	(178,300)	($4,722,243)	1,672,107	$42,956,383

Class Y
Shares sold	1,092,712	$31,463,184	380,496	$10,492,534
Reinvestment of distributions	48,513	1,396,267	31,540	869,696
Shares redeemed	(429,922)	(12,331,523)	(166,828)	(4,597,768)
Net increase	711,303	$20,527,928	245,208	$6,764,462
The Board approved the termination of the Fund’s Class Y shares. Effective December 8, 2017, Class Y shares of the Fund will convert to Class I shares at net asset value. Thereafter, Class Y shares will be terminated.
NOTE G – CREDIT RISK
The Fund primarily invests in securities rated below investment grade and comparable unrated investments. These investments can involve a substantial risk of loss and are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
NOTE H — REGULATORY MATTERS
On May 2, 2017, the Securities and Exchange Commission (SEC) issued an administrative order (“Order”) relating to the improper use of Calvert Fund assets by CIM and CID, the Calvert Funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of Fund expense caps. Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert Funds, including the Fund’s shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on the Fund’s net assets.

28 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert High Yield Bond Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 29

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Trustees
Richard L. Baird, Jr 1948	Trustee	1982
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Trustee	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Trustee	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Trustee	1982
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III(2) 1962	Trustee	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones(2) 1950	Trustee	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams 1951	Trustee	2010
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Trustees
Name and Year of Birth	Position with Trust	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Fund because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock, Dominguez, and Jones and Mr. Harper began serving as Trustees effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

32 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT HIGH YIELD BOND FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24185 9.30.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2016 and September 30, 2017 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/16	%*	9/30/17	%*

Audit Fees	$119,075	0%	$120,820	0%

Audit-Related Fees	$0	0%	$0	0%

Tax Fees	$21,500	0%	$27,500	0%

All Other Fees	$0	0%	$0	0%

Total	$140,575	0%	$148,320	0%
*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/17
$	%*	$	%*

$0	0%	$72,500	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)        Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)    Treasurer’s Section 302 certification.
(a)(2)(ii)    President’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    November 22, 2017

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 22, 2017